UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
Enhabit, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

enhabit
Home Health & Hospice

2024
Proxy Statement

LETTER TO STOCKHOLDERS
June 10, 2024

Dear Stockholder:
It is our pleasure to invite you to attend the 2024 Annual Meeting of Stockholders (“Annual Meeting”) of Enhabit, Inc. (“Enhabit” or the “Company”). The meeting will be held virtually on July 25, 2024. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the Annual Meeting. Also included are a universal YELLOW proxy card and postage-paid return envelope.
Enhabit’s strong start to 2024 is a result of the Company’s continued focus on its operational strategies, including adding frontline clinicians, improved rates in the growing number of our payor innovation contracts, and controlling general and administrative expenses. In our Home Health segment, we continue to grow through stabilization of Medicare admissions, the advancement of our payor innovation strategy, and increased utilization of our clinical resources. In our Hospice segment, our priority is growing census as we seek to gain operating leverage against the fixed cost structure associated with the case management staffing model – an industry standard which provides a platform for growth, driving positive recruitment and retention and addressing capacity constraints.
Importantly, we are pleased with our recent employee engagement survey, which saw a net promoter score in the top quartile of health care companies. Taken together, the Board and management team are confident we are taking the right steps to drive future growth and increase stockholder value. You can find more information about the Company and its strategy under Item 1, Business, of our Annual Report on Form 10-K for the year ended December 31, 2023.
Our Board is committed to best-in-class corporate governance, including regular Board refreshment. As we’ve previously noted, this year, four of the five legacy Encompass directors currently serving on our Board are not standing for re-election at the Annual Meeting. Following the Annual Meeting, the Board will consist of nine directors, eight of whom are independent and two of whom joined in 2023. In addition, we are pleased to share with you that Jeffrey W. Bolton has been selected as Chairperson-Elect of the Board, effective upon his re-election as a director at the Annual Meeting. Jeffrey has extensive experience as an executive and board member in the healthcare sector, including his service on our Board.
Finally, the Background to the Solicitation section of the accompanying Proxy Statement provides details on the process we recently undertook to evaluate a full range of strategic alternatives with the assistance of financial and legal advisors. In May, the Company announced the Board’s unanimous decision to continue executing on the Company’s strategic plan as an independent, public company. The Board values the perspectives of all stockholders and remains open to all opportunities that would enhance stockholder value.
IMPORTANT
Your vote is especially important this year because AREX Capital Management, LP (together with its affiliates and associates, “AREX”) has notified us that it intends to nominate seven candidates for election at the Annual Meeting. OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ONLY THE 9 COMPANY NOMINEES: JEFFREY W. BOLTON, TINA L. BROWN-STEVENSON, CHARLES M. ELSON, ERIN P. HOEFLINGER, BARBARA A. JACOBSMEYER, SUSAN A. LA MONICA, STUART M. MCGUIGAN, GREGORY S. RUSH AND BARRY P. SCHOCHET BY USING THE ENCLOSED UNIVERSAL YELLOW PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN, OR VOTE ON ANY WHITE PROXY CARD SENT TO YOU BY OR ON BEHALF OF AREX.
We thank you for your continued support and investment in Enhabit.
Sincerely,

Leo I. Higdon, Jr.	Jeffrey W. Bolton
Chairperson of the Board	Chairperson-Elect of the Board

i

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

WHEN	9:00 a.m., Central Time on July 25, 2024

PLACE
Virtual Meeting. You can attend the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) online, vote your shares electronically and submit your questions during the 2024 Annual Meeting by visiting www.cesonlineservices.com/ehab24_vm. To participate in the 2024 Annual Meeting, you must pre-register at www.cesonlineservices.com/ehab24_vm by 9:00 a.m., Central Time on July 24, 2024.

ITEMS OF BUSINESS
To elect 9 directors to the board of directors (the “Board”) to serve until our 2025 Annual Meeting of Stockholders.
•The Board recommends a vote FOR each nominee.
To ratify the appointment by Enhabit’s Audit & Finance Committee of PricewaterhouseCoopers LLP as Enhabit’s independent registered public accounting firm.
•The Board recommends a vote FOR ratification.
To approve, on an advisory basis, the compensation of the named executive officers as disclosed in this proxy statement.
•The Board recommends a vote FOR the approval of the compensation of our named executive officers.

To transact such other business as may properly come before the 2024 Annual Meeting and any adjournment or postponement.

RECORD DATE	You are entitled to receive notice of, and to vote at, the 2024 Annual Meeting if you were a stockholder of record at the close of business on June 5, 2024.

PROXY VOTING
Your vote is important. Please vote in one of these ways:
•Via internet: Go to www.cesvote.com and follow the instructions. You will need to enter the control number on your proxy card;
•By telephone: Call toll-free 1-888-693-8683 and follow the instructions. You will need to enter the control number on your proxy card;
•In writing: Complete, sign, date and promptly return your proxy card in the enclosed envelope; or
•Register at www.cesonlineservices.com/ehab24_vm to vote during the 2024 Annual Meeting

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE
Enhabit’s proxy statement on Schedule 14A, form of proxy card, and 2023 Annual Report (including the 2023 Annual Report on Form 10-K) are available at investors.ehab.com/2024‑annual-meeting. We will mail a notice of internet availability of proxy materials, which contains instructions on how to access these materials and vote online.

AREX Capital Management, LP (together with its affiliates and associates, “AREX”), an activist hedge fund, has provided notice to the Company of its intent to nominate seven directors for election to the Board at the 2024 Annual Meeting. When determining the Board’s recommendations on the nominees and matters before the 2024 Annual Meeting, the Board has carefully considered the best interests of stockholders and the Company.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ONLY THE 9 COMPANY NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 USING THE ENCLOSED UNIVERSAL YELLOW PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN, OR VOTE ON ANY WHITE PROXY CARD SENT TO YOU BY OR ON BEHALF OF AREX. If you have already completed and signed any white proxy card provided by or on behalf of AREX, you have every legal right to change your vote by completing, signing, and dating the enclosed universal YELLOW proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed universal YELLOW proxy card to vote via the internet or by phone. Only your latest dated proxy will count.

PLEASE NOTE THAT THIS YEAR, YOUR PROXY CARD LOOKS DIFFERENT. IT HAS MORE NAMES ON IT THAN THERE ARE SEATS UP FOR ELECTION, UNDER NEW REGULATIONS REQUIRING A “UNIVERSAL PROXY CARD.” THIS MEANS THE COMPANY’S PROXY CARD IS REQUIRED TO LIST AREX’S NOMINEES IN ADDITION TO THE COMPANY’S NOMINEES. PLEASE MARK YOUR CARD CAREFULLY AND VOTE “FOR” ONLY THE 9 COMPANY NOMINEES AND “FOR” PROPOSALS 2 AND 3 AS RECOMMENDED BY YOUR BOARD.

Your vote is important. Please exercise your stockholder right to vote by submitting your proxy or voting instructions as soon as possible.
By Order of the Board of Directors,

Dallas, Texas	Dylan C. Black
June 10, 2024	Secretary

If you have any questions or require any assistance with voting your shares, please contact:

MACKENZIE PARTNERS, INC.
1407 Broadway, 27th Floor New York, New York 10018
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

ENHABIT, INC.
PROXY STATEMENT

v

ENHABIT, INC.
PROXY STATEMENT
PROXY SUMMARY
This summary highlights selected information about the items to be voted on at our 2024 Annual Meeting and information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider in deciding how to vote, and you should read the entire proxy statement carefully before voting.
On July 1, 2022, we became a publicly traded company when our former parent company, Encompass Health Corporation (“Encompass”), separated its home health and hospice business from its inpatient rehabilitation business and made a distribution of all of our outstanding common stock to Encompass’ stockholders (the “Separation”). The 2023 annual meeting of stockholders was our first annual meeting following the Separation.
Our corporate predecessor was formed in 2014 to hold Encompass’ home health and hospice business. As a stand‑alone company, Enhabit, Inc. is a leading provider of home health and hospice services in the United States with a footprint of 255 home health and 112 hospice locations across 34 states. In addition, our Annual Report on Form 10-K for the year ended December 31, 2023, including Amendment No. 1 (the “2023 Form 10-K”), describes our Company and the assets and liabilities that comprise the home health and hospice services business that we now own following completion of the Separation.
Proposals That Require Your Vote
Enhabit’s board of directors (our “Board”) recommends the following votes for each proposal:

Proposals	Board Recommendation	Votes Required for Approval	More Information
1. Election of 9 directors to serve until our 2025 annual meeting of stockholders (the “2025 Annual Meeting”)
FOR ONLY THE COMPANY NOMINEES:

•Jeffrey W. Bolton
•Tina L. Brown-Stevenson
•Charles M. Elson
•Erin P. Hoeflinger
•Barbara A. Jacobsmeyer
•Susan A. La Monica
•Stuart M. McGuigan
•Gregory S. Rush
•Barry P. Schochet
		Plurality of votes cast, meaning that the 9 directors receiving the most votes “for” their election will be elected to the Board	Page 15
2. Ratification of the appointment of our independent registered public accounting firm	FOR	Majority of shares present (in person or represented by proxy) and entitled to vote on the proposal	Page 27
3. Approval, on an advisory basis, of our executive compensation	FOR	Majority of shares present (in person or represented by proxy) and entitled to vote on the proposal	Page 30

Governance Highlights

✓	Independent, non-executive chairman of the board
✓	8 of 9 directors standing for re-election are independent
✓
Implementing orderly transition plan whereby four legacy Encompass directors, who supported the Company during its initial period as a public company, are not standing for re-election at the 2024 Annual Meeting

✓
Two directors standing for re-election were appointed in 2023 in collaboration with stockholders Cruiser Capital Advisors, LLC (“Cruiser Capital”) and Harbour Point Capital Management LP (“Harbour Point Capital”)

✓	44% of directors standing for re-election are female
✓	All standing board committees are fully independent
✓	Declassified board with annual director elections
✓	None of the directors serve on more than three outside public company boards
✓	Annual board and committee performance evaluations are conducted
✓	Stockholders may amend our bylaws by simple majority vote
✓	Stockholders may act by written consent
✓	Enterprise risk management, including cybersecurity, oversight by full board and designated committees on regular schedule
✓	Organizational focus on a strong culture that values inclusion, diversity, and equity and employee development and engagement

Executive Compensation Best Practices
We have implemented the following best practices related to executive compensation:

What We Do		What We Don’t Do
✓	Emphasis on performance-based variable compensation	✓	No perquisites for executive officers
✓	Majority of long-term incentive awards are performance-based	✓	No “single-trigger” vesting for equity awards in the event of a change in control
✓	Short-term incentive plan includes both financial and quality of care metrics	✓	No hedging or pledging of Company stock
✓	Robust stock ownership requirements for officers and directors	✓	No tax gross-ups on termination payments related to a change in control
✓	Conduct annual review of our compensation peer group and competitiveness of executive compensation	✓	No dividends paid on unvested equity awards
✓	Cash severance provisions aligned with market practices	✓	No defined benefit pension plans for executives
✓	“Double-trigger” vesting for equity awards in the event of a change in control	✓	No option repricing
✓	Capped incentive payouts in performance plans
✓	Dodd-Frank compliant clawback policy, plus a supplemental policy that permits recoupment in the event of certain misconduct (even in the absence of a financial restatement)
✓	Compensation Committee comprised solely of independent directors
✓	Proactive stockholder engagement
✓	Independent compensation consultant

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
Why did I receive these proxy materials?
We are furnishing this proxy statement in connection with the solicitation by our Board of proxies to be voted at our 2024 Annual Meeting and at any adjournment or postponement. At our 2024 Annual Meeting, stockholders will act upon the following proposals:
(1)to elect 9 directors to the Board to serve until our 2025 Annual Meeting;
(2)to ratify the appointment by the Audit & Finance Committee of our Board of PricewaterhouseCoopers LLP as our independent registered public accounting firm;
(3)to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this proxy statement; and
(4)to transact such other business as may properly come before the 2024 Annual Meeting and any adjournment or postponement.
These proxy solicitation materials are being sent to our stockholders on or about June 10, 2024 and summarize the purposes of the meeting and the information you need to know to vote at the 2024 Annual Meeting.
Who is AREX? How are they involved in the 2024 Annual Meeting?
On March 22, 2024, the Company received a nomination notice from AREX, an activist hedge fund, submitted pursuant to both the Company’s Amended and Restated Bylaws (the “Bylaws”) and Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of its intention to nominate seven directors, Megan Ambers, James T. Corcoran, Maxine Hochhauser, Mark W. Ohlendorf, Anna-Gene O’Neal, Dr. Gregory S. Sheff, and Juan Vallarino (collectively, the “AREX Nominees”) for election at the 2024 Annual Meeting. You may receive proxy solicitation material from AREX, including a white proxy card, which will contain more information on the AREX Nominees and can be accessed at no charge on the SEC’s website, www.sec.gov. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials filed or disseminated by, or on behalf of, AREX or any other statements that they may otherwise make. For more information on the Company’s engagement with AREX, please see the “Background to the Solicitation” section of this proxy statement.
Although the Company is required to include all nominees for election on its universal proxy card, for additional information regarding the AREX Nominees (including the information required by Item 7 of Schedule 14A) and any other related information please refer to AREX’s proxy statement. Stockholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the YELLOW proxy card) when filed by the applicable party with the SEC in connection with the 2024 Annual Meeting at the SEC’s website, www.sec.gov.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ONLY THE 9 COMPANY NOMINEES LISTED IN PROPOSAL 1 BY USING THE ENCLOSED UNIVERSAL YELLOW PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN, OR VOTE ON ANY WHITE PROXY CARD, SENT TO YOU BY OR ON BEHALF OF AREX.
While you may use AREX’s white proxy card to vote for the Company’s nominees, we encourage you to instead vote “FOR” ONLY the 9 Company nominees listed under Proposal 1 and “FOR” Proposals 2 and 3 on the universal YELLOW proxy card by internet or telephone or by completing, signing, dating, and returning the enclosed universal YELLOW proxy card in the postage-paid envelope provided or by voting virtually at the 2024 Annual Meeting. While we encourage stockholders to send only our universal YELLOW proxy card, in the event a stockholder returns multiple proxy cards, only the latest-dated proxy card submitted will count.
What do I need to attend the virtual meeting?
The 2024 Annual Meeting will be conducted completely online via the internet. To participate in the virtual 2024 Annual Meeting, you must register in advance at www.cesonlineservices.com/ehab24_vm prior to the deadline of 9:00 a.m., Central Time on July 24, 2024. Please have your universal YELLOW proxy card, YELLOW voting instruction form, or other communication containing your control number available and follow the instructions to complete your registration request. If you are a holder of record and you have misplaced your virtual control number, please email the Company at investorrelations@ehab.com. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank or other nominee to participate in the 2024 Annual Meeting. Upon completing registration, stockholders will receive a confirmation email with a link and instructions for accessing the 2024 Annual Meeting. We encourage you to access the 2024 Annual Meeting before the start time of 9:00 a.m., Central Time on July 25, 2024. Please allow ample time for online check-in, which will begin at 8:30 a.m., Central Time on July 25, 2024. We will have a support team ready to assist attendees with any technical difficulties they may have accessing or hearing the audio webcast of the meeting.

Register at www.cesonlineservices.com/ehab24_vm	⇒	Enter the control number on your proxy card or voting instruction form	⇒	A unique link will be emailed to you to access the 2024 Annual Meeting
Who is entitled to vote at the meeting?
The record date for the 2024 Annual Meeting is June 5, 2024 (the “record date”). Owners of record of our common stock, par value $0.01 per share (“common stock”) at the close of business on the record date are entitled to receive notice of and to vote at the 2024 Annual Meeting. As of June 5, 2024, there were 50,156,310 shares of our common stock issued and outstanding. Each share of common stock owned as of the close of business on June 5, 2024 is entitled to one vote on each matter properly brought before the 2024 Annual Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.
Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner of shares, you are invited to attend the virtual 2024 Annual Meeting; however, you may not vote your shares at the 2024 Annual Meeting unless you obtain a written proxy from your broker. You may vote your shares as described in the question below, “If I am a beneficial owner stockholder, how do I vote?”.
If I am a beneficial owner stockholder, how do I vote?
You are considered a beneficial owner of shares held in “street name” if your shares are held by a broker, bank or other nominee on your behalf. If you are a beneficial owner of shares, you will receive instructions from your broker describing how to vote your shares. As a beneficial owner of your shares, you are entitled to direct your broker how to vote your shares. You may instruct your broker on how to vote by completing the voting instruction form provided to you by your broker. You may also vote by telephone or via the internet if your broker makes such methods available, in which case applicable instructions will be provided to you by your broker. For further information, see “What is a broker non-vote?”
If I am a stockholder of record, how do I vote?
You are a stockholder of record if your shares are directly held by you and registered in your name with our transfer agent, Computershare Trust Company, N.A. If you are a stockholder of record, you may vote your shares via the internet at www.cesvote.com. You may also vote by touch-tone telephone from the United States by calling 1-888-693-8683, or by completing, signing and dating the proxy card and returning the enclosed YELLOW proxy card in the prepaid envelope. In order to be valid and acted upon at the 2024 Annual Meeting, your proxy must be received before 11:59 p.m., Central Time on July 24, 2024. Shares represented by proxy will be voted at the 2024 Annual Meeting unless the proxy is revoked at any time prior to the time at which the shares covered by proxy are voted by: (i) timely submitting a proxy with new voting instructions via the internet or telephone; (ii) timely delivering a valid, later-dated executed proxy card; (iii) delivering a written notice of revocation that is received by our Corporate Secretary at 6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206, by 11:59 p.m. Central Time on July 24, 2024; or (iv) voting at the virtual 2024 Annual Meeting by completing a ballot. The control number provided on your voting information form or proxy card is necessary to vote. Please review the materials provided to you and vote as soon as possible.

May I submit questions at the 2024 Annual Meeting?
Yes. We expect that members of the Board and management, as well as representatives of our independent registered public accounting firm, will attend the virtual 2024 Annual Meeting, be available to answer stockholder questions and be permitted to make a statement if they desire to do so. We will provide our stockholders the opportunity to ask questions. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. This question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on our 2024 Annual Meeting website.
What if I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the 2024 Annual Meeting login page and included in the meeting access email. Registration support is also available by directing your question(s) to the email address displayed on the registration page. We encourage you to access the virtual meeting prior to the start time.
Can I access the proxy statement and annual report on the internet?
Yes. This proxy statement, the form of proxy card and our 2023 Form 10-K are available at the “Investors” section of our website at https://investors.ehab.com. If you received a paper copy of the proxy materials, you have made a previous election to that effect. If you are a stockholder of record and would like to access future proxy materials electronically instead of receiving paper copies in the mail, there are several ways to do this. You can mark the appropriate box on your proxy card or follow the instructions if you vote by telephone or the internet. If you have internet access, we hope you make this choice. Receiving future annual reports and proxy statements via the internet will be simpler for you, will save the Company money and is friendlier to the environment.
A copy of our 2023 Form 10-K and the proxy materials are also available without charge at the SEC’s website, www.sec.com. The 2023 Form 10-K and the proxy materials are also available in print to stockholders without charge and upon request, addressed to Enhabit, Inc., 6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206, Attention: Corporate Secretary.
Are you planning on making the proxy materials only available by internet this year, unless paper copies are requested?
No. Although many public companies mail a notice to their stockholders so they can provide proxy materials through the internet, we have elected to use the “full set delivery” option and are providing paper copies of proxy materials to all of our stockholders, unless otherwise previously requested by the stockholder. Our proxy materials and 2023 Form 10-K comprising our Annual Report are also available via the internet. See “Can I access the proxy statement and report on the internet?” directly above. We may decide not to use the “full set delivery” option in the future; however, you will still have the right to request a free set of proxy materials by mail.
What constitutes a quorum to transact business at the meeting?
Before any business may be transacted at the 2024 Annual Meeting, a quorum must be present. The presence at the 2024 Annual Meeting, in person or by proxy, of the holders of a majority of the shares of all of our capital stock outstanding and entitled to vote on the record date will constitute a quorum. At the close of business on June 5, 2024, 50,156,310 shares of our common stock were issued and outstanding. Proxies received but marked as withholds, abstentions, and broker non-votes, if any, will be included in the calculation of the number of shares considered to be present at the 2024 Annual Meeting for purposes of a quorum.
If a quorum is not present or if we decide that more time is necessary for the solicitation of proxies, we may adjourn the 2024 Annual Meeting. If the 2024 Annual Meeting is adjourned, the named proxies will vote all shares of common stock for which they have voting authority in favor of adjournment.

What vote is required to approve each item?
The vote requirements for Proposals One, Two and Three are as follows:
•Each nominee for director named in Proposal One will be elected by a plurality of the votes cast by those stockholders represented and entitled to vote on the election of each director at the 2024 Annual Meeting. If you hold your shares in street name, your broker may not vote your shares without your instruction. Withhold votes and broker non-votes, if any, will not affect the outcome of the vote on the election of a director.
•Proposal Two, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, requires approval by holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2024 Annual Meeting. If you hold your shares in street name, your broker may not vote your shares without your instruction if your broker provides you with proxy materials from AREX. Abstentions will have the effect of votes against the proposal, and broker non-votes, if any, will have no effect on the vote.
•The “say-on-pay” proposal, Proposal Three is advisory in nature and has no binding effect on the Company or our Board. For Proposal Three, our Board will consider the proposal approved if a majority of the shares present in person or represented by proxy and entitled to vote at the 2024 Annual Meeting approve the proposal. If you hold your shares in street name, your broker may not vote your shares without your instruction. Abstentions will have the effect of votes against the proposal, and broker non-votes, if any, will have no effect on the vote.
There are no dissenters’ rights of appraisal in connection with any stockholder vote to be taken at the 2024 Annual Meeting.
What is a broker non-vote?
If your shares are held in “street name” (that is, held for your account by a broker, bank, or other nominee), you will receive voting instructions from your broker, bank, or other nominee. If you are a street name holder and your shares are registered in the name of a broker, the New York Stock Exchange (the “NYSE”) rules applicable to brokers who have record ownership of listed Company stock determine whether your broker may vote your shares in its discretion even if it does not receive voting instructions from you (so called “discretionary voting authority”).
A “broker non-vote” occurs when a broker submits a proxy on behalf of a beneficial owner for a stockholder meeting but does not vote on a particular proposal because such broker does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Broker non-votes, if any, will be included in the calculation of the number of shares considered to be present for the purpose of determining a quorum, but will not be counted in determining the number of votes cast on certain proposals.
Where can I find the voting results of the meeting?
We will announce preliminary voting results at the meeting. We will publish the voting results in a Current Report on Form 8-K to be filed with the SEC no later than four business days following the end of the 2024 Annual Meeting.
Who will count the votes?
First Coast Results, Inc. (“First Coast”), an independent third party, acting as the inspector of election, will tabulate and certify the votes.

What is a universal proxy? Will it be used in connection with the 2024 Annual Meeting?
The Securities and Exchange Commission (the “SEC”) has adopted Rule 14a-19 under the Exchange Act, commonly referred to as the “universal proxy rules,” requiring the use of a universal proxy card in contested director elections that take place after August 31, 2022. This means that all of the Company’s nominees and any dissident’s nominees will be listed on each proxy card that is sent to stockholders in connection with a contested meeting. Stockholders may vote “for” nominees from either or both of the Company’s slate and the dissident’s slate, but in any event may not vote “for” more nominees than there are seats available to be filled. Even though we are required to include the AREX Nominees on our universal YELLOW proxy card, it does not mean that we recommend voting “for” them. Your Board is recommending that stockholders vote “FOR” ONLY the 9 Company nominees, Jeffrey W. Bolton; Tina L. Brown-Stevenson; Charles M. Elson; Erin P. Hoeflinger; Barbara A. Jacobsmeyer; Susan A. La Monica; Stuart M. McGuigan; Gregory S. Rush; and Barry P. Schochet.
Because AREX has provided notice of its intent to nominate candidates for election to the Board at the 2024 Annual Meeting, this year’s director elections are considered contested, and a universal proxy card will be used. While you may vote “FOR” the Company nominees on either the Company’s YELLOW proxy card or AREX’s white proxy card, we still strongly encourage you to use the universal YELLOW proxy card to vote your shares, regardless of how you intend to vote.
What should I do if I receive a white proxy card from AREX?
You may receive proxy solicitation materials from AREX. Our Board strongly urges you NOT to sign or return any white proxy card sent to you by AREX. While you may vote for the Company’s nominees on either the Company’s proxy card or AREX’s proxy card, we still strongly encourage you to use the enclosed universal YELLOW proxy card to vote your shares, regardless of how you intend to vote.
If you have previously submitted a proxy card sent to you by AREX, you can revoke it and vote “FOR” ONLY the 9 Company nominees recommended by our Board by completing, signing, dating, and returning the enclosed universal YELLOW proxy card in the postage-paid envelope provided, or by following the instructions on the universal YELLOW proxy card to vote via the internet. Only the latest validly executed proxy that you submit will be counted, and any proxy may be revoked at any time prior to its exercise at the 2024 Annual Meeting as described above. If you attend and validly vote at the 2024 Annual Meeting, your proxy will not be used.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ONLY THE 9 COMPANY NOMINEES LISTED IN PROPOSAL ONE BY USING THE ENCLOSED UNIVERSAL YELLOW PROXY CARD AND DISREGARD ANY MATERIALS, AND DO NOT SIGN, RETURN, OR VOTE ON ANY WHITE PROXY CARD, SENT TO YOU BY OR ON BEHALF OF AREX.
Can I change my vote or revoke my proxy after I have voted?
Yes. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:
•Delivering written notice of revocation to the Corporate Secretary at c/o Enhabit, Inc., 6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206 that is received on or before 11:59 p.m., Central Time on July 24, 2024;
•Delivering a properly executed proxy card bearing a later date than the proxy that you wish to revoke;
•Submitting a later dated proxy over the internet in accordance with the instructions on the proxy card; or
•Voting your shares electronically during the 2024 Annual Meeting.
If you are the beneficial owner of shares held through a broker, bank, or other nominee, then you must follow the specific instructions, including applicable deadlines, provided to you by your broker, bank, or other nominee to change or revoke any instructions you have already provided to your broker, bank, or other nominee. If you have obtained a voter instruction form from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares, you may change your vote by attending the virtual 2024 Annual Meeting and voting electronically if you attach to your ballot a legal proxy from your broker, bank, or other nominee saved as a PDF or image file.
Attendance at the 2024 Annual Meeting, in and of itself, will not constitute a revocation of a proxy.

If you have previously submitted a white proxy card sent to you by AREX, you may change your vote by completing, signing, dating, and returning the enclosed universal YELLOW proxy card in the postage-paid envelope provided, or by voting via the internet by following the instructions on the universal YELLOW proxy card. Please note that submitting a white proxy card sent to you by AREX will revoke votes you have previously made via the Company’s universal YELLOW proxy card.
How will my shares be voted on the universal YELLOW proxy card? Will my shares be voted if I do not provide voting instructions?
The shares represented by any universal YELLOW proxy card that is properly completed, validly executed, and received by the Company prior to or at the 2024 Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail or internet. If you hold shares as the stockholder of record and submit a validly executed universal YELLOW proxy card without giving specific voting instructions on a proposal, then your shares will be voted in accordance with the recommendations of our Board as to that proposal. Our Board recommends voting “FOR” only the nine Company nominees listed in Proposal No. 1, “FOR” the ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2024, in Proposal No. 2, and “FOR” the approval of, on an advisory basis, our executive compensation in Proposal No. 3, and in accordance with the discretion of the named proxies on other matters brought before the 2024 Annual Meeting.
The Board is not aware of any other matters that are likely to be brought before the 2024 Annual Meeting. If any other matter is properly presented for action at the 2024 Annual Meeting, the persons identified as having the authority to vote the proxies will vote on such matter in their own discretion.
If you do not provide your broker, bank, or other nominee specific voting instructions, such firm may not have the authority to vote your shares with respect to any of the proposals. Please see “What is a broker non-vote?” for more information. We urge you to provide voting instructions so that your shares will be voted.
Will my shares be voted if I do nothing?
If you are a stockholder of record and do not cast your vote, no votes will be cast on your behalf on any of the items of business at the 2024 Annual Meeting. If you are a beneficial holder and do not instruct your broker, bank, or other nominee how to vote your shares, your broker will not be able to vote on your behalf without instruction as to any matter that is considered non-routine under the NYSE rules. For more information, please see “What is a broker non-vote?” in this proxy statement.
What if I receive more than one universal YELLOW proxy card or set of proxy materials from the Company?
If your shares are held in more than one account, you will receive more than one universal YELLOW proxy card, and in that case, you can and are urged to vote all of your shares by completing, signing, dating, and returning all universal YELLOW proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote via the internet, please vote using each universal YELLOW proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian, or other representative, please print your full name and title on the proxy card.
If AREX proceeds with a proxy solicitation, the Company will likely conduct multiple mailings prior to the 2024 Annual Meeting to ensure stockholders have the Company’s latest proxy materials to vote.
The Company will send you a new universal YELLOW proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every universal YELLOW proxy card you receive. The latest dated proxy you submit will be counted, and, if you wish to vote as recommended by our Board, then you should only submit universal YELLOW proxy cards.
What happens if I return a universal proxy card but give voting instructions “FOR” more than 9 candidates?
An “over-vote” occurs when a stockholder submits more votes “FOR” director nominees than there are Board seats up for election. To the extent an over-vote (e.g., voting “FOR” with respect to more than 9 nominees on Proposal One) occurs on a record holder’s universal proxy card and it is not corrected, all of such record holder’s votes on Proposal One regarding nominees will be invalid and will not be counted. In addition, depending on the broker, bank, or other nominee through which you hold your shares, your votes on all other proposals before the 2024 Annual Meeting may also be invalid and not counted. We encourage you to vote by internet to avoid an “over-vote.”

What happens if I return a universal proxy card but give voting instructions “FOR” fewer than 9 candidates?
An “under-vote” occurs when a stockholder submits fewer votes “FOR” director nominees than there are director seats up for election. To the extent an under-vote (i.e., voting “FOR” with respect to fewer than 9 nominees on Proposal One) occurs on any stockholder’s universal proxy card, your shares will only be voted FOR those nominees you have so marked and “WITHHOLD” for the other nominees. We encourage you to vote by internet to avoid an “under-vote.”
What happens if AREX withdraws or abandons its solicitation or fails to comply with the universal proxy rules and I already granted proxy authority in favor of AREX?
Stockholders are encouraged to submit their votes on the universal YELLOW proxy card. If AREX withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted universal YELLOW proxy card. If AREX withdraws or abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the AREX Nominees will be disregarded and not be counted, whether such vote is provided on the Company’s universal YELLOW proxy card or on AREX’s white proxy card.
What happens if the 2024 Annual Meeting is adjourned?
Unless a new record date is fixed, your proxy will still be valid and may be used to vote shares of our common stock at the adjourned 2024 Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.
Who should I contact if I have questions?
If you hold our common stock through a brokerage account and you have any questions or need assistance in voting your shares, you should contact the broker or bank where you hold the account. If you are a record holder of our common stock and you have any questions or need assistance in voting your shares, please contact our Investor Relations department at investorrelations@ehab.com.
PLEASE NOTE THAT THIS YEAR, YOUR PROXY CARD LOOKS DIFFERENT. IT HAS MORE NAMES ON IT THAN THERE ARE SEATS UP FOR ELECTION, UNDER NEW REGULATIONS REQUIRING A “UNIVERSAL PROXY CARD” THAT ARE DESCRIBED IN MORE DETAIL BELOW. THIS MEANS THE COMPANY’S PROXY CARD IS REQUIRED TO LIST AREX’S NOMINEES IN ADDITION TO THE COMPANY’S NOMINEES. PLEASE MARK YOUR CARD CAREFULLY AND VOTE “FOR” ONLY THE COMPANY’S 9 NOMINEES AND PROPOSALS AS RECOMMENDED BY YOUR BOARD. WE ENCOURAGE YOU TO VOTE BY INTERNET TO AVOID POTENTIAL CONFUSION WITH THE UNIVERSAL PROXY CARD. YOU SHOULD ONLY VOTE “FOR” 9 NOMINEES TOTAL.

BACKGROUND TO THE SOLICITATION

The Separation, Board Formation, and Board Refreshment
On January 19, 2022, Encompass announced the Separation (as defined above), whereby it would spin off the home health and hospice business from its inpatient rehabilitation business. The Separation subsequently occurred on July 1, 2022, and the Company became an independent, publicly traded company.
At the time of the Separation, the Company’s Board was composed of (i) the CEO, (ii) five new independent directors with no prior connection to Encompass, and (iii) five independent directors drawn from the Encompass board of directors (the “Transitional Directors”). The Transitional Directors left the Encompass board of directors at its annual meeting of stockholders on May 5, 2022. The Transitional Directors were selected to serve on a transitional basis to provide board oversight as seasoned public company directors with knowledge of governance best practices and the Company’s business operations (the “Transition Plan”).
In conjunction with the Separation, the Company entered into a tax matters agreement (the “Tax Matters Agreement”) with Encompass that restricted the Company from taking certain actions that could cause the Separation and related transactions to fail to qualify as tax-free under applicable law. In particular, the Tax Matters Agreement limited the Company’s ability to pursue certain strategic transactions until the second anniversary of the Separation.
During August 2022, less than two months after the Separation, Cruiser Capital began routinely engaging with the Company. By early December, following several meetings between the Company and Cruiser Capital, the engagement culminated in a joint campaign of Cruiser Capital and Harbour Point Capital (collectively, the “Cruiser/Harbour Group”) to nominate four director candidates for election at the Company’s 2023 annual meeting of stockholders.
Following further engagement, on March 30, 2023, the Company entered into a cooperation agreement with the Cruiser/Harbour Group (the “Cruiser/Harbour Cooperation Agreement”). Pursuant to the Cruiser/Harbour Cooperation Agreement, the Company appointed Barry Schochet, a nominee of the Cruiser/Harbour Group, and Stuart McGuigan, a candidate sourced by a leading independent director search firm, to the Board. In the Company’s public announcement of the Cruiser/Harbour Cooperation Agreement, the Company reemphasized its commitment to an orderly transition and announced that at least four of the five Transitional Directors would step down from the Board at or before the 2024 Annual Meeting. The appointment of Mr. Schochet and Mr. McGuigan supported the advancement of the Company’s Transition Plan. The retirement of four Transitional Directors would result in the Company designating a nine-director slate for election at the 2024 Annual Meeting.
On May 8, 2024, prior to announcing the date of the 2024 Annual Meeting, the Company announced that Transitional Directors Leo I. Higdon, Jr., Yvonne M. Curl, John E. Maupin, Jr., and L. Edward Shaw, Jr. would not stand for election at the 2024 Annual Meeting.
AREX Demands Strategic Review
From August 2022 to May 2023, AREX intermittently communicated with the Company’s management, including Chief Executive Officer Barbara A. Jacobsmeyer and Chief Financial Officer Crissy B. Carlisle, to ask questions regarding the Company’s performance and outlook.
On May 5, 2023, approximately one month after the Cruiser/Harbour Cooperation Agreement and one month prior to the Company’s first annual meeting as a public company, AREX sent a private letter to the Board (the “Initial AREX Letter”) urging (i) a review of strategic alternatives, with the objective of selling the Company immediately after the two‑year anniversary of the Separation, (ii) the immediate appointment of two of AREX’s director candidates, Michael A. Rucker and Gregory S. Sheff (the “Initial AREX Nominees”), and (iii) the immediate resignation of the Transitional Directors. Well before AREX’s engagement, the Board had considered input from various stockholders and discussed a variety of options that would enhance stockholder value, including strategic transactions.
On May 10, 2023, Ms. Jacobsmeyer and Ms. Carlisle spoke with Andrew Rechtschaffen of AREX regarding quarterly results and Company operations. During this call and future conversations, it was clear to the Company that AREX’s sole focus and objective was the sale of the Company.
On May 17, 2023, Dylan C. Black, the Company’s General Counsel, informed AREX representatives that the Board was in the process of reviewing the Initial AREX Letter.

On May 21, 2023, Ms. Jacobsmeyer, on behalf of the Board, responded to Mr. Rechtschaffen by email noting the Board’s openness to considering the Initial AREX Nominees, including having the Company’s director recruiting firm arrange interviews.
On May 30, 2023, Ms. Jacobsmeyer, Mr. Black, Mr. Rechtschaffen, and James Corcoran, also of AREX, discussed various items related to the Initial AREX Letter. AREX expressed to Ms. Jacobsmeyer that it expected the Company to publicly commit to initiating a strategic review in the near-immediate term and to sell itself as soon as possible. AREX stated that its research identified a broad universe of would-be buyers. AREX also falsely asserted that the Company had received and declined viable proposals to acquire the Company since the Separation. At the time of Mr. Rechtschaffen’s assertion, the Company had not received any such proposals, or even received related inquires, that could have led to such proposals. AREX would not provide the basis for the assertion during the meeting. AREX stated that it would welcome a strategic review process even if the process resulted in no attractive bidders coming forward, as the review would at least inform the Board as to how the market values the Company. The Company did not offer any commitments during the meeting, but Ms. Jacobsmeyer noted that the Company remained open to considering paths to maximizing stockholder value.
On May 31, 2023, Ms. Jacobsmeyer informed Mr. Rechtschaffen via email that the Company’s director recruiting firm would contact the Initial AREX Nominees to schedule initial interviews. Ms. Jacobsmeyer and Mr. Rechtschaffen continued communicating via email regarding the Initial AREX Nominees and AREX’s demand for a strategic review.
On June 5, 2023, all members of the Board convened with financial advisor Goldman Sachs and legal advisor Sidley Austin. First, the Board discussed the Initial AREX Nominees. Members of the Nominating & Corporate Governance Committee reported that the Company’s director search firm was assessing background information on the Initial AREX Nominees and would soon thereafter conduct interviews. The Board supported reviewing the Initial AREX Nominees while recognizing that the Cruiser/Harbour Cooperation Agreement had already accelerated the pre-existing Transition Plan, slated to take place over two years. The Board discussed that the Company’s search firm had already presented a list of potential director candidates with relevant skills and experiences for service on the Board. Second, representatives of Goldman Sachs and management discussed with the Board their respective views on commencing a strategic review. Representatives of Goldman Sachs observed that any strategic review would face headwinds from a slow transactional environment, high interest rates, and potentially challenging regulatory developments, including uncertainty about Medicare reimbursement policies and the antitrust landscape. Board members, who had previously discussed the possibility of a strategic transaction, noted the inopportune timing for initiating a strategic review and the potential undue distractions on management as Enhabit began its second year as a standalone public company. Given AREX’s repeated demands for an immediate strategic review process, and input from other investors, the Board asked its advisors to conduct further work on the advisability of undertaking a strategic review at this time.
On June 9, 2023, Ms. Jacobsmeyer emailed Mr. Rechtschaffen and noted AREX’s request that the Board commit to announcing a review of strategic alternatives. Ms. Jacobsmeyer conveyed to Mr. Rechtschaffen that while the Board was continuously open to considering any path that would be in the best interests of stockholders, mindful of developments in the Company’s industry, she was unable to share specifics regarding Board deliberations.
On June 13, 2023, AREX issued a public letter urging the Board to “immediately commit to shareholders that it will commence a review of strategic alternatives before the end of 2023.” AREX failed to acknowledge that two other directors, including one with substantial experience in mergers and acquisitions, had already been appointed to the Board as part of the Cruiser/Harbour Cooperation Agreement earlier in the year.
On August 1, 2023, Ms. Jacobsmeyer emailed Mr. Rechtschaffen and Mr. Corcoran, noting that the Board did not anticipate adding any additional directors in the near future but would keep Mr. Rucker on the list of candidates for future consideration.
On October 3, 2023, Ms. Carlisle spoke with AREX representatives regarding AREX’s feedback on the Company’s disclosures related to the limited waiver obtained in connection with the Company’s Credit Agreement with certain lenders.
On October 4, 2023, Board Chair Leo I. Higdon, Jr., Ms. Jacobsmeyer, and Ms. Carlisle spoke with AREX representatives to further discuss such feedback.

The Company’s Comprehensive Strategic Review Process
On August 9, 2023, in connection with announcing quarterly earnings, the Company announced that it intended to launch a strategic alternatives process upon the satisfaction of certain conditions under its Tax Matters Agreement with Encompass.
On August 14, 2023, AREX issued a public letter to the Board “applaud[ing] the Board’s decision to initiate a strategic alternatives process” and added that “our diligence suggests there are many well-capitalized strategic and financial buyers interested in acquiring the Company.” AREX did not identify these potential buyers nor indicate why these potential buyers would be interested in acquiring the Company at such time.
On August 23, 2023, the Company issued a press release to confirm the formal initiation of its review of strategic alternatives following the satisfaction of certain conditions under its Tax Matters Agreement with Encompass.
Various developments occurring between June and August informed the Board’s decision to launch a strategic review. First, a strategic party in the healthcare industry approached the Company on an unsolicited basis to ask if the Company would consider a sale or running a process. Second, the Company’s outside legal counsel completed negotiations with Encompass regarding the Tax Matters Agreement and delivered an opinion that undertaking a strategic review would not cause the spin-off to fail to qualify as tax-free under applicable law. In addition, certain other stockholders continued to ask the Board to initiate a strategic review.
Starting in September 2023, Goldman Sachs made outbound calls to 38 parties, including 10 parties who had contacted the Company in August following its announcement of a strategic review. Of the 38 parties, 13 were strategic buyers and 25 were financial sponsors. 26 parties executed non-disclosure agreements, and of those parties, nine participated in management presentations in October 2023. Following management presentations, the Company provided parties with access to a virtual data room.
On October 5, 2023, AREX issued a public letter to the Board “reiterat[ing] that a sale is the only acceptable outcome for the strategic review process.”
In November 2023, four parties, consisting of two financial sponsors and two strategic acquirors, provided Goldman Sachs with initial indications of interest. The Board determined that the all-stock proposal from one of the strategic acquirors did not present a credible proposal. The Company facilitated significant follow-up diligence from the remaining parties.
On January 16, 2024, Ms. Jacobsmeyer and Ms. Carlisle met with AREX representatives. The AREX representatives reiterated their demand for a Company sale.
In January 2024, one strategic acquiror submitted a letter confirming its interest, but did not include any information around a valuation or a clear path to signing a definitive agreement. One financial sponsor provided an updated indication of interest, which the Board viewed as not actionable due to unresolved concerns around the party’s ability to finance a transaction through one of its portfolio companies. The second financial sponsor declined to provide a formal proposal as its strategic partner was not interested in pursuing the transaction.
The Company’s advisors continued conversations with the remaining strategic acquiror over several months given the strategic acquiror’s continued expressions of interest in the Company. The strategic acquiror had referenced a desire to submit an updated offer after the announcement of the annual financial results. Despite repeated outreach from the Company’s financial advisors and the process remaining open through April to facilitate continued engagement, the strategic acquiror ultimately did not submit a formal offer. Throughout this period, the discussions were impacted by external headwinds, including the high interest rate environment and rate changes in the Medicare Advantage market impacting the industry. In addition, discussions with the strategic acquiror were gated by various milestones, such as the Company’s fourth-quarter earnings, the Company’s filing of its Form 10-K, and the final Medicare Advantage rate announcement on April 1, 2024. The strategic acquiror, along with its industry peers, also faced additional challenges which the Company believes hampered its ability to proceed with a transaction.
In late March 2024, an additional strategic acquiror, which had not been part of the Company’s process or outreach, approached Goldman Sachs to express general interest in the process and indicated that it could follow with additional specificity about its bid and valuation after further review. Goldman Sachs urged the party to submit its indication of interest as soon as possible in April, but the strategic acquiror did not continue its engagement.

On May 8, 2024, having received no formal proposals, the Company announced that the Board had unanimously determined to terminate the strategic review. The Board considered that the strategic review had been impacted by economic and sector-specific headwinds, including uncertain regulatory developments (including Medicare reimbursement policies and the antitrust landscape), a difficult healthcare operating environment, and persistently high interest rates.
On May 9, 2024, AREX issued a press release expressing disappointment in the conclusion of the strategic review without a sale of the Company.
On May 23, 2024, the Company issued a detailed press release providing further information about the Company’s strategic review process.
On May 29, 2024, AREX issued a press release which, among other things, downplayed its persistent year-long insistence on a sale of the Company.
AREX’S Nomination of a Control Slate and Subsequent Company Engagement
On February 21, 2024, in preparation for submitting director nominations, AREX’s counsel requested the forms of each of the director questionnaire and written representation and agreement from the Company, which were subsequently provided on February 27, 2024.
On March 12, 2024, directors L. Edward Shaw, Jr. and Jeffrey W. Bolton met with AREX representatives. The AREX representatives informed the directors of their intention to nominate director candidates for election to the Board.
On March 22, 2024, AREX’s counsel submitted a nomination notice (the “Nomination Notice”) for seven individuals to stand for election at the 2024 Annual Meeting: Megan Ambers, James T. Corcoran, Maxine Hochhauser, Mark W. Ohlendorf, Anna-Gene O’Neal, Dr. Gregory S. Sheff, and Juan Vallarino (collectively, the “AREX Nominees”).
On March 29, 2024, the Company’s outside counsel emailed AREX’s counsel a response to the Nomination Notice, identifying disclosures regarding the AREX Nominees required under the Company’s bylaws and applicable law that had not yet been provided.
On April 2, 2024, AREX’s counsel emailed the Company’s outside counsel with additional information regarding the AREX Nominees.
On May 6, 2024, AREX’s counsel initiated a call with the Company’s outside counsel to discuss the status of the nominations.
On the afternoon of May 8, 2024, the Company announced the conclusion of the strategic review in conjunction with the announcement of its first quarter earnings results.
On May 9, 2024, Reuters reported that AREX had nominated a control slate of seven directors to the Company’s Board. Shortly thereafter, AREX issued a press release “expressing disappointment” that the Company had concluded the strategic review without the sale of the Company. AREX failed to acknowledge its role in pushing for the strategic review, as it had consistently and publicly demanded that the Company run a strategic review process and sell the Company. AREX asserted that “this failure lies with Enhabit’s Board” without any substantive inquiry into the extensive strategic review process. As noted above, AREX had privately urged the Board to conduct the strategic review, even if the process resulted in no attractive bidders, as a means of better understanding the Company’s market value. AREX’s press release also confirmed the nomination of a control slate of seven directors.
Later on May 9, 2024, Ms. Jacobsmeyer and Ms. Carlisle spoke with AREX representatives regarding the Company’s first quarter earnings results.
In addition, the Company’s outside counsel delivered notice to AREX’s counsel, pursuant to Rule 14a-19 of the Exchange Act, disclosing the Board’s intent to solicit proxies in support of the election of Ms. Jacobsmeyer, Jeffrey W. Bolton, Tina L. Brown-Stevenson, Charles M. Elson, Erin P. Hoeflinger, Susan A. La Monica, Stuart M. McGuigan, Gregory S. Rush, and Barry P. Schochet.
On May 14, 2024, the Company’s outside counsel and AREX’s counsel discussed the potential for a negotiated settlement.
On May 23, 2024, the Company filed a preliminary proxy statement and issued a press release providing further details on the Company’s strategic review process.

On May 28, 2024, AREX filed its preliminary proxy statement.
On May 29, 2024, AREX issued a public letter to stockholders and emailed the letter to Ms. Jacobsmeyer and Mr. Black. This outreach represented the first time since the May 9, 2024 conversation that AREX had communicated with the Company.
On May 30, 2024, AREX sent the Company a demand letter under Section 220 of the Delaware General Corporation Law requesting access to certain stockholder-related records.

ITEMS OF BUSINESS REQUIRING YOUR VOTE

Proposal 1 – Election of Directors
Director Nominees
Upon the recommendation of the Nominating & Corporate Governance Committee, the Board has nominated Jeffrey W. Bolton, Tina L. Brown-Stevenson, Charles M. Elson, Erin P. Hoeflinger, Barbara A. Jacobsmeyer, Susan A. La Monica, Stuart M. McGuigan, Gregory S. Rush and Barry P. Schochet for election at the 2024 Annual Meeting, with a term expiring at the 2025 Annual Meeting and until their successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal. Action will be taken at the 2024 Annual Meeting for the election of nine director nominees.
All Company nominees currently serve on our Board and their current terms will expire at the 2024 Annual Meeting. Our Board has determined that all of our Board members are independent, except Ms. Jacobsmeyer, our President and Chief Executive Officer.
As previously disclosed, including in the Company’s proxy statement for the 2023 annual meeting of stockholders, the Board is committed to an orderly transition of four of the five legacy Encompass board members by the 2024 Annual Meeting, which will result in a board size of nine directors. The four legacy Encompass directors who are not standing for election are Leo I. Higdon, Jr., Yvonne M. Curl, John E. Maupin, Jr., and L. Edward Shaw, Jr. Based on the recommendation of the Nominating & Corporate Governance Committee, our Board proposes that each of the nine nominees listed below be elected as directors at this 2024 Annual Meeting and serve until our 2025 Annual Meeting.
Each director nominee named in this Proposal One will be elected by a plurality of the votes cast by those stockholders represented and entitled to vote on the election of each director. If you hold your shares in street name, your broker may not vote your shares without your instruction. Withhold votes and broker non-votes, if any, will not affect the outcome of the vote on the election of a director.
All nominees have consented to being named in this proxy statement and to serve as director if re-elected. If a nominee becomes unable or unwilling to accept the nomination or election, the persons designated as proxies will be entitled to vote for any other person designated as a substitute nominee by our Board. We have no reason to believe that any of the following nominees will be unable to serve. Below we have provided information relating to each of the director nominees proposed for election by our Board, including a brief description of why he or she was nominated.

2024 Company Director Nominees
Director Nominee	Age	Audit & Finance	Compensation & Human Capital	Care, Compliance & Cybersecurity	Nominating & Corporate Governance
Jeffrey W. Bolton	68	X			Chair*
Tina L. Brown-Stevenson	67			Chair*	X
Charles M. Elson	64	X			X
Erin P. Hoeflinger	58		X	X
Barbara A. Jacobsmeyer	58
Susan A. La Monica	63		Chair*	X*
Stuart M. McGuigan	65		X*	X
Gregory S. Rush	56	Chair	X*
Barry P. Schochet	73	X*			X
*As part of the Board’s legacy director transition process, these recent changes to the Board’s committee composition were made on May 7, 2024.

Each of the Board’s directors and company nominees possesses core competencies that contribute to their service on the Board. In addition to those qualifications, our directors collectively possess skill sets that are directly relevant to the Company’s business and strategic objectives. The following table summarizes the key skills and experiences of each director and Company nominee that your Board considered important in its original decision to nominate, and each decision to re-nominate, that individual to your Board. Further details about each of the directors’ and the Company nominees’ qualifications are set forth in their individual biographies.

	Company Director Nominees									Directors Not Standing for Re-election
	Jacobsmeyer (CEO)	Bolton	Brown-Stevenson	Elson	Hoeflinger	La Monica	McGuigan	Rush	Schochet	Higdon (Chair)	Curl	Maupin	Shaw
Industry / Operations	•	•	•		•		•		•			•
Public Company Board / Governance	•	•	•	•	•	•	•	•	•	•	•	•	•
Strategic Planning & Innovation	•	•	•		•	•	•	•	•	•		•	•
Payor Industry Experience	•	•	•		•							•	•
Sales / Marketing / Digital Branding	•				•						•
Finance / Accounting		•		•				•	•	•			•
M&A / Investment Banking								•	•	•			•
Compliance / Risk Management	•	•	•	•	•	•	•	•	•	•	•	•	•
Human Capital Management	•					•	•				•
Technology / Cybersecurity		•	•				•	•
Public Policy / Govt. / Regulatory	•	•		•					•			•	•

Jeffrey W. Bolton
Chairperson-Elect
Former Chief Administrative Officer and Vice President of Administration, Mayo Clinic

Independent Director Since: 2022 Committees: •Nominating & Corporate Governance (Chair) •Audit & Finance
Professional Highlights:
•Mayo Clinic, the largest integrated, non-profit medical group practice globally
◦Chief Administrative Officer and VP for Administration (2013 – 2021)
◦CFO (2002 – 2013)
•Carnegie Mellon University, a private, global research university (1984 – 2002)
◦CFO (1998 – 2002)
•Planning and financial roles at University of Pittsburgh, a leading public university in Pennsylvania (1981 – 1984)
Current Public Company Boards:
•HMN Financial, Inc. (NASDAQ: HMNF) (since 2022)
Other Notable Board Memberships and Affiliations:
•Chairman, Resoundant, Inc., a medical technology company (since 2013)
•Director, Mayo Collaborative Services, Inc., a privately held diagnostic laboratory company serving domestic and international health systems (since 2022)
•Director, Vizient, the largest member-owned healthcare company in the U.S. (2010 – 2021)
Education:
•B.A., The Pennsylvania State University
•M.B.A., University of Pittsburgh
•M.S.W., University of Pittsburgh

Key Skills and Qualifications:
Mr. Bolton brings over two decades of executive and board experience in the healthcare sector. His deep knowledge of acute care hospital operations, innovation in complex care for seniors and integrated health networks, and his combination of financial, digital health, strategic planning, business development, and operational expertise contribute to the Board’s oversight of Enhabit’s operating model and multi-faceted growth strategy.
•Industry / Operations and Payor Industry Experience – Developed as the most senior non-physician executive at the largest integrated, nonprofit clinical, education, and research medical group practice in the world, where he oversaw operations of all shared services, including finance and payor relations, public affairs, information technology, facilities, talent management, and marketing. While at Mayo Clinic, he led the international expansion of clinical sites, maintained top-rankings for quality care, and established a transformative platform to adopt technology and big data capabilities for advancement of digital healthcare initiatives. He also played a key role in helping establish the largest public-private economic initiative in Minnesota, designed to position the state as a global center for the highest quality medical care. He contributes to the Board his firsthand experience working with state and federal government payors, specifically in the areas of fee-for-service offerings and service coordination.
•Finance / Accounting – Acquired through multiple leadership roles focused on financial planning and analysis, corporate accounting, and external reporting, including his service as CFO of two leading academic centers. At Mayo Clinic he helped guide the organization through the 2008 recession, with the organization achieving its best annual financial performance to date during his tenure as Chief Administrative Officer.
•Strategic Planning & Innovation – Developed strategic insights and strong working relationships with key healthcare industry stakeholders through decades of experience managing strategic alliances, including co-leading the execution of Mayo Clinic’s new strategic plan, overseeing the transformation of the organization’s leadership team, and developing innovative solutions throughout the recent pandemic, and through his tenure at Carnegie Mellon University where his strategic planning resulted in many educational, research, and economic development initiatives that expanded the campus.

Tina L. Brown-Stevenson
Independent Director
Former Senior Vice President of Health System Analytics and Decision Support, UnitedHealthcare

Independent Director Since: 2022 Committees: •Care, Compliance & Cybersecurity (Chair) •Nominating & Corporate Governance
Professional Highlights:
•UnitedHealth Group, a leading health insurance provider (2008 – 2019)
◦SVP, Health System Analytics and Decision Support, UnitedHealthcare (2012 – 2019)
◦Chief Data and Analytics Officer of Ingenix (now OptumInsight) (2011 – 2012)
◦EVP, Healthcare Innovation and Information Group, Ingenix (2008 – 2011)
•President of Aetna Informatics at Aetna, a leading health insurance provider (2001 – 2008)
•VP of Medical Economics at Cigna, a leading health insurance provider (2000 – 2001)
•VP of Health System Development at Partners Healthcare System (now Mass General Brigham), a system of healthcare organizations that leverages collective expertise and resources to serve patients and the community (1995 – 2000)
Current Public Company Boards:
•None
Other Notable Board Memberships and Affiliations:
•Director, SullivanCotter Healthcare Consultants, the leading independent consulting firm for assessing and developing performance-based total rewards programs for healthcare companies (since 2024)
•Director, Kyruus Health SaaS, the leader in provider search and scheduling solutions for healthcare organizations (since 2021)
•Director and Corporation Secretary, Connecticut Children’s Medical Center, a children’s health system based in Connecticut (since 2015)
Education:
•B.S., University of Massachusetts at Amherst
•M.A., Framingham State University

Key Skills and Qualifications:
Through leadership roles at several large national payors in the rapidly evolving field of healthcare data and analytics and her various private board memberships, in combination with her experience providing patient care as a Registered Nurse, Ms. Brown-Stevenson draws on her unique experience to advise on opportunities to improve the quality of care for Enhabit’s patients in support of the Company’s value creation strategy.
•Payor Industry Experience – Developed through her senior leadership roles at several leading healthcare insurance companies, providing a deep understanding of the payor industry and ecosystem, including the analysis and management of provider and patient data in both fee-for-service and value-based contracting and care models.
•Strategic Planning & Innovation – Gained extensive experience leading data-driven decision making for national healthcare providers, including significant involvement in producing and assessing advanced analytics to propel strategic goals, validate product offerings, and deliver network configurations that support quality and cost-effective care delivery.
•Compliance / Risk Management – Acquired insights into best practices for managing and monitoring ongoing operations, understanding risks related to data and healthcare information, and evolving payor compliance requirements through her various senior leadership roles with three leading health insurance providers and a major health system. She also brings a unique understanding of best practices in safety and risk management related to patient care gained from her many years of providing patient care as a Registered Nurse.

Charles M. Elson
Independent Director
Executive Editor-at-Large, Directors & Boards magazine

Independent Director Since: 2022 Committees: •Audit & Finance •Nominating & Corporate Governance
Professional Highlights:
•Executive Editor-at-Large at Directors & Boards magazine, a publication for public and private company directors and C-suite executives with a focus on corporate governance practices and trends (since 2020)
•Of Counsel / Consultant at Holland & Knight LLP, a multinational law firm (1995 – 2024)
•Lecturer in Law, University of Pennsylvania, Carey School of Law, a private university (2023)
•Alfred Lerner College of Business and Economics, University of Delaware, a privately governed, state-assisted university (2000 – 2021)
◦Professor of Finance
◦Edgar S. Woolard, Jr. Chair in Corporate Governance
◦Founding Director of the John L. Weinberg Center for Corporate Governance
•Professor of Law, Stetson University College of Law, a private university in central Florida (1990 – 2000)
Current Public Company Boards:
•None
Other Notable Board Memberships and Affiliations:
•Director, Encompass Health, the nation’s largest system of rehabilitation hospitals (NYSE: EHC) (2004 – 2020)
•Director, Blue Bell Creameries, an American food company (since 2019)
•Vice Chairman, American Bar Association’s Committee on Corporate Governance, a committee promoting and supporting effective corporate governance for business and nonprofit enterprises (since 1998)
•National Association of Corporate Directors, the most trusted resource for corporate directors (since 1995)
◦Member of various Blue Ribbon Commissions, including Director Compensation, Director Professionalism, CEO Succession, Audit Committees, Strategic Planning, and Director Evaluation
◦Member of Best Practices Council on Coping with Fraud and Other Illegal Activity
•Director, Investor Responsibility Research Center (1999 – 2006)
Education:
•B.A., Harvard College
•J.D., University of Virginia Law School

Key Skills and Qualifications:
Mr. Elson is widely regarded as a leading authority on corporate governance issues and has been recognized for his dedication to business ethics, transparency, and sustainability. Mr. Elson’s academic, professional, and board experience provides the Board with valuable insight on the effective management of public policy, risk governance, board structure, and strategic development.
•Compliance / Risk Management – Established through nearly four decades of legal and academic experience consulting on matters of due diligence and compliance, demonstrated through his many publications including co-authorship of The Art of M&A Due Diligence. His expertise in financial risk management and compliance is further evidenced by his prior service on the National Association of Corporate Directors’ Best Practices Council on Coping with Fraud and Other Illegal Activity, and by his former membership on the Standing Advisory Group of the Public Company Accounting Oversight Board. Mr. Elson has testified before Congress on both the Sarbanes-Oxley and Dodd-Frank Acts as an expert on corporate governance.
•Public Company Board / Governance – Gained a unique perspective through leadership roles with various professional organizations, nearly three decades advising on governance matters as legal counsel, active membership in the leading organization for board directors, and as the founding director of John L. Weinberg Center for Corporate Governance, one of the longest-standing corporate governance centers in academia. He has contributed extensive thought leadership on the subject of boards of directors and has a long history of public and private board service across retail, professional services, and energy industries, including Circon Corporation, Sunbeam Corporation, Neuvo Energy (until acquired by Plains Exploration & Production), Alderwoods Group (until acquired by Service Corporation), AutoZone (NYSE: AZO), Bob Evans Farms (until acquired by Post Holdings), and Dogfish Head Craft Brewery (until acquired by Boston Beer Co.).
•Public Policy / Governmental Affairs / Regulatory – Gained as a legal academic advising on securities regulation, as well as through research and thought leadership on the intersection of state and federal regulations and legislative initiatives on corporate law and governance.

Erin P. Hoeflinger
Independent Director
Former Senior Vice President, Specialty and Strategic Solutions, Aetna

Independent Director Since: 2022 Committees: •Care, Compliance & Cybersecurity •Compensation & Human Capital
Professional Highlights:
•Aetna (acquired by CVS Health in 2018), a managed healthcare company
◦SVP, Specialty and Strategic Solutions (2020 – 2021)
◦SVP, Strategy and Consumer Experience (2018 – 2020)
•Anthem, Inc. (now Elevance Health, NYSE: ELV), an American health insurance provider (1995 – 2018)
◦SVP and President, Commercial Business
(2017 – 2018), East Region Commercial and Specialty Business (2015 – 2017)
◦President, Anthem BCBS of Ohio (2008 – 2015), and Maine (2005 – 2008)
◦VP, Sales (2004 – 2005)
◦VP, Healthcare Management and Operations (1999 – 2004)
◦Sales and Operations Leader, Anthem Prescription (1995 – 1999)
Current Public Company Boards:
•None
Other Notable Board Memberships and Affiliations:
•Director, Midmark Corporation, a global manufacturer of healthcare products and equipment (since 2010)
•Trustee, Ohio State University, a large public university (2013 – 2022)
•Director, First Financial Bancorp (NASDAQ: FFBC), a bank holding company (2018 – 2020)
•Director, MainSource Financial Group (formerly NASDAQ: MSFG) (merged with First Financial Bancorp in 2018) (2015 – 2018)
•Strategic Advisory Board member, Amedisys, Inc., a leading provider of in-home healthcare (2011)
Education:
•B.A., Wright State University
•M.B.A., Williams College of Business at Xavier University

Key Skills and Qualifications:
Ms. Hoeflinger brings to the Board significant experience in the healthcare payor industry developed through over 25 years serving in leadership roles at two of the nation’s largest health insurance and managed care organizations, most recently supporting the strategic integration of CVS and Aetna in the largest healthcare merger in U.S. history, with her perspectives aiding the Board’s oversight of Enhabit’s strategies.
•Industry / Operations and Payor Industry Experience – Developed a deep understanding of the healthcare payor industry through her service as President of Anthem’s Commercial business with oversight responsibilities for more than 17 million members and $35 billion in revenue across the company’s 14 commercial states. Ms. Hoeflinger also contributes firsthand experience overseeing operations, sales, and consumer experience, managing business lines for both healthcare and prescription coverage, as well as insights into the full spectrum of reimbursement models, including fee-for-service, value-based care, and other alternative payment systems. Through her executive leadership roles, Ms. Hoeflinger contributed to equitable healthcare access, effectively working with a wide range of stakeholders, including regulators, government-sponsored insurance plans, healthcare providers, pharmaceutical companies, and patients.
•Strategic Planning & Innovation – Gained through her experiences leading strategy functions for Aetna and major regional and business units at Anthem, including developing a corporate strategy to drive membership growth, support high quality healthcare, and increase profitability. She also led a large-scale operations redesign for Aetna’s Specialty and Digital Consumer Health companies, cutting costs, innovating product bundles and market strategies to accelerate growth and value creation, and integrating the latest digital technologies. Ms. Hoeflinger has developed particular expertise in strategic business transitions throughout her career, leading major regional businesses during a decade of significant transformation in the payor industry, overseeing the transition to plans subsidized under the Affordable Care Act, leading the integration strategy for CVS and Aetna following their transformative merger, and supporting the development of innovative reimbursement strategies as part of CVS Health during the recent pandemic.
•Compliance / Risk Management – Acquired over her career in the highly regulated health insurance and managed care industries, including direct oversight of compliance and operational risk management functions for regional business units at Anthem.

Barbara A. Jacobsmeyer
Director
President and Chief Executive Officer, Enhabit, Inc.

Director Since: 2022
Professional Highlights:
•President and CEO at Enhabit Home Health and Hospice (NYSE: EHAB) (since 2021)
•Encompass Health (NYSE: EHC), one of the largest owners and operators of rehabilitation hospitals in the U.S.
◦EVP, Operations (2016 – 2021)
◦President, Central Region (2012 – 2016)
◦CEO, Rehabilitation Hospital of St. Louis (2007 – 2012)
•COO at Des Peres Hospital, St. Louis, an acute care community hospital in Missouri (2000 – 2007)
Current Public Company Boards:
•None
Other Notable Board Memberships and Affiliations:
•Partnership for Quality Home Healthcare, a leading industry advocacy organization that partners with government officials to promote access to home healthcare services
◦Board Secretary (since 2023)
◦Director (since 2021)
•Chair, Cor Vitae Society for the Birmingham American Heart Association, a philanthropic organization that promotes cardiovascular health (2019 – 2021)
•Go Red for Women, an organization that promotes awareness about cardiovascular disease in women
◦Member, National Leadership Council (2020 – 2022)
◦Member, Executive Leadership Team in Birmingham (2017 – 2021)
◦Co-Chair in Birmingham (2018 – 2019)
Education:
•B.S., St. Louis University
•M.A., H.S.M., Webster University

Key Skills and Qualifications:
As Enhabit’s CEO, Ms. Jacobsmeyer provides the Board with valuable insights on the Company’s evolving business, talent, and strategic needs. She brings deep industry and operational expertise gained from her more than 35 years in healthcare operations, management, and service.
•Industry / Operations and Payor Industry Experience – Developed an extensive understanding of the healthcare industry and evolving healthcare payor landscape through executive leadership roles with major healthcare organizations, including her executive operations leadership role with Encompass’ nationwide network of inpatient rehabilitation hospitals prior to Enhabit’s spin-off. Previously, she served as a regional President at Encompass, driving the profitable, efficient, and innovative delivery of healthcare to millions of the company’s patients. She began her career with direct clinical experience in physical therapy and clinician manager roles serving a diverse range of patients in rehabilitation, skilled nursing, and acute care facilities.
•Strategic Planning & Innovation – Gained experience developing and implementing healthcare strategies and innovating business models through her executive leadership roles with Encompass and Enhabit, driving strategic decisions related to clinical operations and more recently leading the organizations in adapting to the unprecedented operational impacts posed by the recent pandemic.
•Public Policy / Governmental Affairs / Regulatory – Acquired through extensive experience working alongside company government relations teams and engaging with government stakeholders and regulators to advocate for payment protection and healthcare policy reform.

Susan A. La Monica
Independent Director
Chief Human Resources Officer, Citizens Financial Group, Inc.

Independent Director Since: 2022 Committees: •Compensation & Human Capital (Chair) •Care, Compliance & Cybersecurity
Professional Highlights:
•CHRO at Citizens Financial Group, Inc. (NYSE: CFG), a leading retail banking company, previously a wholly owned subsidiary of Royal Bank of Scotland (since 2014)
•Head of HR, the Americas and CHRO, Citizens Financial Group at Royal Bank of Scotland, a Scottish retail and commercial bank (2011 – 2014)
•JP Morgan Chase & Co. (NYSE: JPM), a multinational finance company
◦Managing Director and HR Executive, Global Markets and Investment Banking (2004 – 2006)
◦EVP and HR Executive, Consumer and Commercial Banking (2002 – 2004)
◦EVP and Global Development and Learning Executive (1994 – 2002)
◦SVP and Divisional Development and Learning Executive (1990 – 1994)
◦Roles in operations, risk, and retail banking (1987 – 1990)
Current Public Company Boards:
•None
Other Notable Board Memberships and Affiliations:
•Director, ProSight Financial Association, an organization focused on advancing the use of market-leading risk management principles and providing data and insights to companies in the financial services industry (since 2019)
•Director, Saint Joseph’s University, a private university in Philadelphia (since 2021)
Education:
•B.S., Boston College
•M.B.A., NYU Stern School of Business

Key Skills and Qualifications:
Ms. La Monica brings over 25 years of experience in senior executive leadership positions in human capital management with leading global and Fortune 500 companies. She has a proven track record of creating high-performing cultures, strengthening leadership teams, and building corporate capabilities to disrupt and enable companies to compete in the new era of the workforce, with this expertise contributing to the Board’s oversight of talent strategy, labor relations, sustainability, and strategic growth initiatives.
•Human Capital Management – Developed extensive expertise in organizational development, talent acquisition, leadership and talent development, compensation, and benefits through senior leadership roles with large-scale companies, collaborating with board members on a range of human capital and governance issues. As CHRO of Citizens Financial Group, Ms. La Monica oversaw talent and culture change management through several transformative M&A transactions, including the company’s spin off from Royal Bank of Scotland and subsequent IPO, the largest commercial bank IPO in U.S. history. Ms. La Monica also accelerated the company’s inclusion, equity, and diversity programs, leading the formal launch of the company's ESG efforts and continuing as a member of the ESG Steering Committee. She drove significant culture change within the organization by introducing human-centric leadership and an agile operating model that improved speed to market, as well as the customer and employee experience.
•Strategic Planning & Innovation – Gained deep experience in strategic planning throughout her career developing talent management strategies that enabled business growth and significant transformation, including implementation of talent management initiatives during the pandemic to ensure uninterrupted nationwide commercial bank operations. At Citizens Financial Group, she supported endeavors to adapt for evolving workforce trends and employee engagement priorities, launching expansive talent upskilling initiatives to enable rapid adoption of new digital technologies. She also contributes strategic business experience to the Board, obtained through her service on the Executive Committee of Citizens Financial Group and her service as a member of the Saint Joseph’s University Board, which oversaw strategic investments in building science and healthcare capabilities and a significant acquisition that resulted in a launch of a new nursing program.
•Compliance / Risk Management – Acquired expertise in compliance and risk management functions as part of her responsibilities overseeing talent management operations and labor relations, which includes compliance with labor laws and organizational talent risks. She also has extensive experience engaging with regulators at the state and federal level on a range of human capital and governance issues.

Stuart M. McGuigan
Independent Director
Interim Global Chief Information Officer, Fresenius Medical Care

Independent Director Since: 2023 Committees: •Care, Compliance & Cybersecurity •Compensation & Human Capital
Professional Highlights:
•Interim Global CIO at Fresenius Medical Care (NYSE: FMS), a multinational integrated dialysis clinic and device company (since 2023)
•CIO at the U.S. Department of State, a U.S. government agency (2019 – 2021)
•CIO at Johnson & Johnson (NYSE: JNJ), a global healthcare products company (2012 – 2019)
•CIO at CVS Caremark, Inc., a pharmacy benefit management subsidiary of CVS Health (2008 – 2012)
•Senior Vice President and CIO at Liberty Mutual Insurance Group, a leading global insurance company (2004 – 2008)
•Medco Health Solutions / Merck Medco Managed Care L.L.C. (acquired by Express Scripts in 2012), a pharmacy benefits management company
◦SVP, Information Services (2002 – 2004)
◦SVP, Information Strategy and Development (1999 – 2002)
◦VP, Information & Process Engineering (1999 – 2002)
◦VP, Information Management (1993 – 1996)
Current Public Company Boards:
•None
Other Notable Board Memberships and Affiliations:
•Director, Aster Insights (formerly M2GEN), a leading oncology-focused solutions company (since 2021)
•Director, Posit PBC (formerly RStudio), an open-source data science company providing advanced analytical technology (2021 – 2024)
•Advisory Board Member, University of Maryland, Smith School of Business Program (since 2021)
•Senior Advisor, McKinsey & Co., a global management consulting firm (2021 – 2023)
Education:
•B.A., Fairfield University
•M.S., Yale University
•M.Phil., Yale University

Key Skills and Qualifications:
Mr. McGuigan brings to the Board over three decades of information technology and management experience in the healthcare industry. His expertise in rapidly aligning technology innovation with global business needs, coupled with his experience in navigating cybersecurity risk and regulatory compliance, allows him to provide meaningful oversight and practical advice to the Board on these matters.
•Technology / Cybersecurity – Developed a deep understanding of every aspect of Information Technology (IT), including IT strategy, Artificial Intelligence (AI), cloud computing, scalable data analytics, and cybersecurity risks through his experience serving as CIO at leading national and global public companies and government agencies. During his time as CIO of the Department of State, with its expansive international operations, he implemented cloud strategy, transformed governance and operations of the global information security, and provided oversight for $2.4 billion of technology programs, founding and leading the organization’s first IT Executive Council.
•Industry / Operations – Gained through his experience serving as CIO at multiple leading healthcare companies, including Johnson & Johnson where he was responsible for Global Information Technology Strategy and Operations at over 170 overseas and domestic locations. Mr. McGuigan also gained experience developing enterprise applications, including HR, finance, claims processing, client billing, and information management in his roles at Medco Health.
•Strategic Planning & Innovation – Acquired through his experience digitalizing large healthcare organizations, including deployment of enterprise digital health strategy for Johnson & Johnson, and positioning companies for a digital health world, including using advanced machine learning models to improve delivery of care and systems reliability, increase capacity, and reduce costs. He further gained experience advising CEO and CIO clients as an Independent Senior Advisor at McKinsey & Co.

Gregory S. Rush
Independent Director
Executive Vice President and Chief Financial Officer, Parexel International Corporation

Independent Director Since: 2022 Committees: •Audit & Finance (Chair) •Compensation & Human Capital
Professional Highlights:
•EVP and CFO at Parexel International Corporation, a global clinical research organization, with nearly 4,000 medical doctors, physician assistants, and nurses (since 2018)
•EVP and CFO at Syneos Health, Inc. (formerly INC Research; acquired by an investment consortium in 2023), a biopharmaceutical services organization (2013 – 2018)
•Tekelec (acquired by Oracle in 2013), a developer of telecommunications products and services
◦SVP and CFO (2010 – 2013)
◦Chief Accounting Officer and Controller (2005 – 2010)
•Senior Director of Finance, External Reporting & Acquisitions at Siebel Systems, Inc. (acquired by Oracle in 2005), a CRM software company (2000 – 2005)
•Corporate Controller at Opensite Technologies, Inc. (acquired by Siebel Systems in 2000), a software solutions company (2000 – 2005)
•Senior Director at Business Analysis and Financial Reporting, Quintiles Transnational Corp. (now IQVIA), analytics, technology, and clinical research healthcare provider (1999 –2000)
•Senior Manager at PricewaterhouseCoopers LLP, audit & assurance and risk advisory services company (1995 – 1999)
•Manager at Ernst & Young, LLP, a consulting, assurance, tax, and transaction services company (1990 – 1995)
Current Public Company Boards:
•None
Other Notable Board Memberships and Affiliations:
•Chair, Association of Clinical Research Organizations (ACRO), the professional association of companies that include clinical research as a major part of their business (2000 – 2022)
•Co-Founder, Telecommunications Global Financial Networking Group, a forum for telecom executives to share industry best practices and influence financial regulations (2006 – 2013)
Education:
•B.S., University of North Carolina at Chapel Hill
•M.A.C., University of North Carolina at Chapel Hill
•Certified Public Accountant (C.P.A.), North Carolina

Key Skills and Qualifications:
Mr. Rush brings more than 30 years of experience leading global financial operations within clinical research, biopharmaceutical, technology, and professional services organizations. His experience developing innovative financial management strategies, establishing robust capital structures, ensuring effective operations, and fostering leading corporate governance practices provides the Board with valuable insight on financial and operational strategies.
•Finance / Accounting – Developed an extensive knowledge of financial operations, capital market transactions, financial reporting, audit, and public accounting through his experience serving as CFO of public and private companies. Mr. Rush holds credentials as a Certified Public Accountant and began his professional career in public accounting, working in the audit and assurance groups at two of the Big Four international accounting firms and partnering with the national offices of both firms to address highly technical accounting matters. As an executive leader in corporate finance, Mr. Rush developed innovative compensation programs and retention strategies, increasing retention rates of clinical research staff and nurses, contributing to operational performance and significant shareholder value creation. These skills enable him to provide robust oversight of the Company’s financial reporting and audit processes, as well as talent management and retention strategies.
•M&A / Investment Banking – Gained significant global finance experience in public and private company environments, completing over 50 debt and equity financing transactions, including private equity transactions, initial public offerings (IPOs), and secondary offerings in the public markets through his service in corporate finance leadership roles and during his tenure with both public accounting firms. During his service at Tekelec and Siebel, Mr. Rush played a key role overseeing the strategic sale of the companies to Oracle. At INC Research, Mr. Rush led the largest merger in Contract Research Organization (CRO) history at the time, creating the second-largest CRO, valued at over $8 billion. At Parexel, he led the transformation of the company’s capital structure as part of the shareholder value creation strategy, delivering over 2.5x return to shareholders in under four years.
•Technology / Cybersecurity – Acquired through experience overseeing and managing the information technology function as EVP and CFO at Syneos Health and currently at Parexel, where Mr. Rush oversees all IT services, including information security, process automation, data processing improvement, and AI-driven transformation of business processes.

Barry P. Schochet
Independent Director
Healthcare Operating Partner, CIC Partners

Independent Director Since: 2023 Committees: •Audit & Finance •Nominating & Corporate Governance
Professional Highlights:
•Healthcare Operating Partner at CIC Partners, private equity investment firm (since 2007)
•President and CEO, BPS Health Ventures, a healthcare consulting and investment firm (2005 – 2017)
•Tenet Healthcare (formerly National Medical Enterprises, NYSE: THC), a multinational healthcare services company
◦Vice Chairman (1999 – 2005)
◦Executive Vice President (1995 – 1999)
◦President, Hospital Division (1991 – 1995)
◦EVP, Eastern Division (1983 – 1991)
◦Regional VP, Eastern Region (1979 – 1983)
•Co-Founder and Director at Broadlane Inc. (acquired by MedAssets in 2010), a group purchasing organization and healthcare cost containment services provider (2000 – 2010)
Current Public Company Boards:
•None
Other Notable Board Memberships and Affiliations:
•Director, BroadJump LLC, a healthcare supply chain analytics company (since 2014)
•Director, Omnicare Inc. (acquired by CVS in 2015), a pharmacy services provider for long-term and post-acute facilities and a specialty pharmacy company (2011 – 2015)
•Director, Universal Hospital Services (now Agiliti, Inc.), medical equipment rental services and biomedical engineering company (2008 – 2019)
•Director (1985 – 2005), Chairman (1994 – 1995; 2000 – 2001), Federation of American Hospitals, a national representative of more than 1,000 community hospitals and health systems
Education:
•B.A., University of Maine
•M.A., George Washington University

Key Skills and Qualifications:
Mr. Schochet is a results-oriented executive with more than 40 years of demonstrated successful leadership experience in the healthcare industry, including domestic and international hospital expertise, government and stakeholder relations, hospital management, and corporate governance, enabling him to advise the Board on critical aspects of Enhabit’s growth strategy and risk management.
•Industry / Operations – Gained through decades-long service in multiple senior leadership roles at Tenet Healthcare, where at various times Mr. Schochet was responsible for all acute care hospital operations, managing legislative affairs, identifying new lines of business, and developing a leading group purchasing organization (GPO) in conjunction with health system partners to lower purchasing costs. He also oversaw the managed care contracting function and the physician practice management organization for Tenet Healthcare.
•M&A / Investment Banking – Acquired over 20 years of experience working in healthcare investing, including his current role as a Healthcare Operating Partner at CIC Partners, a private equity investment firm. As President of the Hospital Division at Tenet Healthcare, Mr. Schochet was responsible for development and was involved in various M&A transactions during the course of building the hospital portfolio, including identification and integration of target acquisitions.
•Public Policy / Governmental Affairs / Regulatory – Developed over more than two decades at Tenet Healthcare and its predecessor National Medical Enterprises, during which he held senior executive positions with oversight responsibilities for government relations, national representation, and legislative affairs.

Board Succession Planning
The Nominating & Corporate Governance Committee oversees and plans for director succession and refreshment of our Board to ensure a mix of skills, perspectives, experience, tenure, and diversity that promote and support our long-term strategy. As previously disclosed, including in the Company’s proxy statement for the 2023 annual meeting of stockholders, the Nominating & Corporate Governance Committee of the Board is committed to an orderly transition of four of the five legacy Encompass directors by this year’s 2024 Annual Meeting, which will result in a board size of nine directors. The four legacy Encompass directors who are not standing for re-election are Leo I. Higdon, Jr., Yvonne M. Curl, John E. Maupin, Jr., and L. Edward Shaw, Jr. We appreciate their years of dedication and service to the Company.
The Board maintains a unique balance of experience, tenure, diversity, cultural and market knowledge and broad subject matter expertise. While our more tenured directors carry a wealth of experience and deep understanding of the Company and our industry, the Board embraces the need for fresh perspectives and is committed to continued director refreshment. The Board's refreshment activities are ongoing. In March of 2023, two directors were appointed to the Board in connection with the Company’s entry into a cooperation agreement on March 30, 2023, with the Cruiser/Harbour Group. The Board has an ongoing engagement with a nationally recognized director search firm to continue to identify and provide consideration for a diverse pool of director candidates to add to the Board. At this time the Board consists of 13 members with the four legacy Encompass directors not standing for re-election at the 2024 Annual Meeting.
Refreshed Board Leadership
In May 2024, the Board and committee leadership changed as follows:
•Jeffrey W. Bolton was selected to assume the role of Chairperson of the Board following the 2024 Annual Meeting, subject to his re-election at the 2024 Annual Meeting;
•Susan A. La Monica assumed the role of Chairperson of the Board’s Compensation & Human Capital Committee;
•Tina L. Brown-Stevenson assumed the role of Chairperson of the Board’s Care, Compliance & Cybersecurity Committee; and
•Jeffrey W. Bolton assumed the role of Chairperson of the Board’s Nominating & Corporate Governance Committee.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE COMPANY’S 9 DIRECTOR NOMINEES.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm
Appointment of PricewaterhouseCoopers LLP
In accordance with its charter, the Audit & Finance Committee of our Board selected the firm of PricewaterhouseCoopers LLP to be our independent registered public accounting firm for the 2024 audit period, and with the endorsement of the Board, recommends to our stockholders that they ratify that appointment. The Audit & Finance Committee will reconsider the appointment of PricewaterhouseCoopers LLP for the next audit period if such appointment is not ratified. Representatives of PricewaterhouseCoopers LLP are expected to attend the 2024 Annual Meeting and will have the opportunity to make a statement if they desire, and are expected to be available to respond to appropriate questions.
The Audit & Finance Committee recognizes the importance of maintaining the independence of our independent registered public accounting firm, both in fact and appearance. Consistent with its charter, the Audit & Finance Committee has evaluated PricewaterhouseCoopers LLP’s qualifications, performance, and independence, including that of the lead audit partner. The Audit & Finance Committee reviews and approves, in advance, the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, PricewaterhouseCoopers LLP is required to confirm that the provision of such services does not impair their independence. Before selecting PricewaterhouseCoopers LLP, the Audit & Finance Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of prior performance, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit & Finance Committee has expressed its satisfaction with PricewaterhouseCoopers LLP in all of these respects. The Audit & Finance Committee’s review included inquiry concerning any litigation involving PricewaterhouseCoopers LLP and any proceedings by the SEC against the firm. The Audit & Finance Committee concluded that the ability of PricewaterhouseCoopers LLP to perform services for us is in no way adversely affected by any such investigation or litigation.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFYING THE APPOINTMENT PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024 FISCAL YEAR.

Pre-Approval of Principal Accountant Services
The Audit & Finance Committee is responsible for the appointment, oversight, and evaluation of our independent registered public accounting firm. In accordance with our Audit & Finance Committee’s charter, our Audit & Finance Committee must approve, in advance of the service, all audit and permissible non-audit services provided by our independent registered public accounting firm. Our independent registered public accounting firm may not be retained to perform the non-audit services specified in Section 10A(g) of the Securities Exchange Act of 1934, as amended. The Audit & Finance Committee has concluded that provision of the non-audit services described in that section is not compatible with maintaining the independence of PricewaterhouseCoopers LLP.
The Audit & Finance Committee has established a policy regarding pre-approval of audit and permissible non-audit services provided by our independent registered public accounting firm, as well as all engagement fees and terms for our independent registered public accounting firm. Under the policy, the Audit & Finance Committee must approve the services to be rendered and fees to be charged by our independent registered public accounting firm. Typically, the Audit & Finance Committee approves services up to a specific amount of fees. The Audit & Finance Committee must then approve, in advance, any services or fees exceeding those pre-approved levels. The Audit & Finance Committee has delegated general pre-approval authority of up to $30,000 to the Audit & Finance Committee chairperson.
Principal Accountant Fees and Services
With respect to the audits for the years ended December 31, 2023 and 2022, the Audit & Finance Committee approved the audit services to be performed by PricewaterhouseCoopers LLP, as well as certain categories and types of audit-related and permitted non-audit services. In 2023 and 2022, the Audit & Finance Committee approved all audit, audit-related, and other fees in accordance with SEC pre-approval rules. The following table shows the aggregate fees paid or accrued for professional services rendered by PricewaterhouseCoopers LLP for the years ended December 31, 2023 and 2022, with respect to various services provided to us and our subsidiaries. In the fiscal year 2023, the percentage of services designated for audit fees, audit-related fees, tax fees, and all other fees that were approved by the Audit & Finance Committee were 100%, 0%, 0%, and 0%, respectively.

	For the Year Ended December 31,	For the Year Ended December 31,
	2023	2022
	(In Millions)	(In Millions)
Audit fees	$2.3	$1.8
Audit-related fees	—	—
Total audit and audit-related fees	2.3	1.8
Tax fees	—	—
All other fees	—	—
Total fees	$2.3	$1.8

AUDIT COMMITTEE REPORT
The Audit & Finance Committee’s principal purpose is to assist the Board in its general oversight of the Company’s accounting and financial reporting processes, the qualifications and selection of the independent registered public accounting firm engaged by the Company, and the performance of the Company’s internal audit department and independent registered public accounting firm. The Audit & Finance Committee members’ functions are not intended to duplicate or to certify the activities of management or the Company’s independent registered public accounting firm.
Management has the primary responsibility for establishing and maintaining effective systems of internal and disclosure controls (including internal control over financial reporting), for preparing financial statements, and for the public reporting process. Management also is responsible to attest, as of December 31, 2023, to the effectiveness of the Company’s system of internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act.
PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States. Our independent registered public accounting firm is also responsible for auditing our internal control over financial reporting and for expressing an opinion on our internal control over financial reporting.
In its oversight role, the Audit & Finance Committee relies on the expertise, knowledge and assurances of management, the internal auditors, and the independent registered public accounting firm. In this context, the Audit & Finance Committee:
a.reviewed and discussed with management and PricewaterhouseCoopers LLP the audited consolidated financial statements for the year ended December 31, 2023, and our internal control over financial reporting;
b.discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission (the “SEC”); and
c.received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Rule 3526 (Communication with Audit & Finance Committees Concerning Independence) and discussed with PricewaterhouseCoopers LLP its independence.
The Audit & Finance Committee also discussed with the Company’s internal auditors and PricewaterhouseCoopers LLP the overall scope and plans for their respective audits and met in executive sessions with each of management, the internal auditors, and PricewaterhouseCoopers LLP.
The Audit & Finance Committee was kept apprised of the progress of management’s assessment of the Company’s internal control over financial reporting and provided oversight to management during the process.
Based on the review and discussions described above, the Audit & Finance Committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.
Audit & Finance Committee (as constituted at the time the Company’s 2023 Form 10-K was approved for filing with the SEC)
Gregory S. Rush (Chairperson)
Jeffrey W. Bolton
Leo I. Higdon, Jr.
John E. Maupin, Jr.

Proposal 3 – Advisory Vote on Executive Compensation
We seek your advisory vote on our executive compensation programs and ask that you support the compensation of our named executive officers as disclosed under the heading “Executive Compensation,” including the “Executive Summary” section, beginning on page 42 and the accompanying tables and related narrative disclosure. This proposal, commonly referred to as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the philosophy, policies, and practices described in this proxy statement.
As described under the heading “Compensation Discussion and Analysis” on page 42, the Company provides annual and long-term compensation programs, as well as other benefit plans, to attract, motivate, and retain the named executive officers and to create a remuneration and incentive program that aligns the interests of the named executive officers with those of stockholders. The Board believes the program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing the named executive officers to dedicate themselves fully to value creation for our stockholders.
You are encouraged to read the information detailed under the heading “Executive Compensation” beginning on page 42 for additional details about the Company’s executive compensation programs.
The Board strongly endorses the Company’s executive compensation programs and recommends that the stockholders vote in favor of the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers for 2024, as discussed and disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2024 Summary Compensation Table and the other related tables and disclosure in this proxy statement.”
This say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation & Human Capital Committee or the Board. Our Board and its Compensation & Human Capital Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider stockholders’ concerns, and the Compensation & Human Capital Committee will evaluate whether any actions are necessary to address those concerns.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NEOs AS DISCLOSED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE AND BOARD STRUCTURE
Corporate Governance
Corporate Governance Guidelines
Our Board has developed corporate governance policies and practices in order to help fulfill its responsibilities to stockholders and provide a flexible framework for it to review, evaluate, and oversee the Company’s business operations and management. Our Corporate Governance Guidelines provide, among other things, that each member of the Board will:
•dedicate sufficient time, energy, and attention to ensure the diligent performance of his or her duties;
•comply with the duties and responsibilities set forth in the Corporate Governance Guidelines and in our Bylaws;
•comply with all duties of care, loyalty, and confidentiality applicable to directors of publicly traded Delaware corporations; and
•adhere to our Standards of Business Ethics and Conduct, including the policies on conflicts of interest.
Our Nominating & Corporate Governance Committee oversees and periodically reviews the Guidelines, and recommends any proposed changes to the Board for approval.
Code of Ethics
We have adopted the Standards of Business Ethics and Conduct, our “code of ethics,” that applies to all employees, directors, and officers, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The code of ethics covers a variety of matters, such as acting with integrity, compliance with laws, avoiding conflicts of interest, and patient privacy. We disclose any amendments to, or waivers from, the code of ethics for executive officers and directors on our website at https://investors.ehab.com promptly following the date of the amendment or waiver. Upon written request to our corporate secretary, we will also provide a copy of the code of ethics free of charge.
Board Oversight of the Company’s Risks
We maintain a comprehensive enterprise risk management program designed to identify potential events and conditions that may affect the Company and to manage risks and avoid materially adverse effects on the Company. Our management, including an enterprise risk committee, is responsible for the design and implementation of the enterprise risk management, or ERM, program. The Audit & Finance Committee of the Board, pursuant to its charter, is responsible for reviewing and evaluating our policies and procedures relating to risk assessment and management. The full Board monitors the ERM program by way of regular reports from our senior executives on management’s risk assessments and risk status as well as our risk response and mitigation activities. Individual committees monitor, by way of regular reports, the material risks that relate to the responsibilities of that committee and report to the Board appropriate information.
Human Capital-Related Risks
The Compensation & Human Capital Committee regularly monitors and evaluates our compensation policies and practices to ensure they provide appropriate incentives to our employees and align with good governance practices. We design our compensation program with the understanding that while some degree of risk is necessary and appropriate, our compensation program should not encourage excessive or inappropriate risk. Additionally, the Compensation & Human Capital Committee oversees assessment and management of human capital-related risks, such as those involving recruitment, retention, inclusion and diversity, employee engagement, and employment litigation. For further discussion of our human capital management, see Item 1, Business, of our Annual Report on Form 10-K for the year ended December 31, 2023.
The Compensation & Human Capital Committee annually undertakes a compensation risk assessment to establish whether our compensation program is successfully achieving these objectives, while aligning pay with performance. The 2023 review concluded that our compensation program, particularly our cash incentive plans and long-term incentives, appropriately balance risk, pay-for-performance, and the desire to focus executives on specific financial and operational measures. The Compensation and Human Capital Committee believes our program does not encourage unnecessary or excessive risk-taking, nor does it create risks that are reasonably likely to have a material adverse effect on the Company.

Cybersecurity-Related Risks
We recognize the critical importance of maintaining the integrity, availability and security of our information systems. We take a holistic, multi-layered approach to addressing cybersecurity risks, supported by management, the Care, Compliance, and Cybersecurity Committee of our board of directors, and the full board of directors. Our board of directors has ultimate oversight of cybersecurity risk but has delegated to the Care, Compliance, and Cybersecurity Committee focused and pertinent oversight responsibilities as part of our enterprise risk management program. For further discussion of cyber security risk management, see Item 1C, Cybersecurity, of our Annual Report on Form 10-K for the year ended December 31, 2023.
The Company’s Chief Information Officer, who reports to our President and Chief Executive Officer, leverages more than a decade of experience in discharging his responsibility for developing and implementing our cybersecurity program. The Chief Information Officer leads a dedicated team of internal IT employees, along with multiple long-term third-party security vendors. Our board of directors, and the Care, Compliance, and Cybersecurity Committee of the board, supports our Chief Information Officer by bringing to bear members’ experience with information technology and management, including information technology strategy and risks associated with cybersecurity matters, as part of its oversight function.
Board Oversight of Priority Sustainability Topics
As one of the largest home health providers in the nation, we recognize our responsibility to identify and implement sustainable practices throughout our operations. Providing high-quality, compassionate care to our patients where they most prefer it–in their homes–is the foundation for our business. Our Board and senior management are focused on implementing policies and practices that uphold our values and support the sustainability of our business, which focuses on how we treat patients, employees and the communities we serve.
Our current sustainability strategy focuses on prioritizing governance, economic, environmental, and social factors that are important to our key stakeholders and tied to the fundamental aspects of our business – our priority sustainability topics.
In 2023, our board and senior management team conducted a sustainability prioritization assessment. The assessment considered guidance from reporting frameworks – including the Sustainability Accounting Standard Board Standards – and input from other stakeholders, including an employee and director survey on various governance, economic, environmental, and social factors. Following our first annual meeting in 2023, our investor relations team engaged in significant stockholder outreach and received feedback from numerous investors on sustainability matters important to them, which was included in our sustainability prioritization assessment. Our priority sustainability topics include (listed alphabetically):
•Board composition, structure, and effectiveness
•Business ethics and company values
•Compliance
•Employee health and safety
•Employee recruitment, development and retention
•Enterprise risk management
•Environment
•Patient privacy and cybersecurity
•Quality of care and patient satisfaction
Our board tasked the Nominating & Corporate Governance Committee with oversight of our priority sustainability topics and ongoing assessment of sustainability factors important to our key stakeholders and tied to the fundamental aspects of our business. The Nominating & Corporate Governance Committee assigned specific Board committees to monitor each sustainability priority, except for “business ethics and company values” and “environment” which is overseen by the full Board. Committees will report to the Board on their respective topics.
The Nominating & Corporate Governance Committee intends to continually refine the oversight structure for our sustainability priorities and internal reporting framework. The Nominating & Corporate Governance Committee will also review our sustainability priorities with consideration of changes in the industry, feedback from stakeholders and recommendations from reporting frameworks.
Annual Evaluation of the Performance of the Board and Its Committees
On an annual basis, members of our Board complete an evaluation of the performance of the Board as well as each committee on which they serve. The evaluations are intended to assist in determining whether the Board and its committees are functioning effectively and fulfilling the requirements set forth in the Corporate Governance Guidelines and the committee charters, as applicable. The evaluations provide the members of the Board and its committees with an opportunity to reflect upon and improve processes and effectiveness. Specific questions also elicit feedback on topics reviewed by the Board, including the substance of materials on the subjects, the time dedicated to various topics, and access to management and external advisors. The Board may on occasion obtain the advice and assistance of outside advisors in performing the evaluation, including conducting private interviews to provide for unattributed feedback. Individual committee results are reviewed by the respective committees and all results are review by the Nominating & Corporate Governance Committee which then shares those results and any follow up recommendations with all members of the Board.
Corporate Website
We maintain a “Governance” section on our website at https://investors.ehab.com where you can find copies of our principal governance documents, including:
•Certificate of Incorporation and Amended and Restated Bylaws;
•Charters of each standing committee of the Board;
•Corporate Governance Guidelines;
•Standards of Business Ethics and Conduct;
•Incentive Compensation Recoupment Policy; and
•Insider Trading Policy.

Stockholder Engagement and Communications to Directors
We believe that open dialogue with our stockholders is important, and we have an active engagement program in which we meet regularly with stockholders to discuss our business, strategy, operational initiatives, and corporate governance, as well as other topics of interest to them. Our stockholder engagement efforts allow us to better understand our stockholders’ priorities, perspectives, and concerns, and enable the Company to effectively address issues that matter most to our stockholders. Members of management engage in activities designed to inform and seek stockholder input throughout the fiscal year, including without limitation, quarterly earnings calls, industry presentations and conferences, and analyst meetings. Our Board receives regular reports on feedback given by investors to management.
In addition to these regular conversations with our active investors, following our first annual meeting in June 2023, management and our Investor Relations team reached out to institutional stockholders representing approximately 38% of our outstanding stock to proactively request stockholder engagement meetings. A number of productive meetings were held in the fall of 2023 and a number of stockholders indicated that a meeting was not necessary at that time. In certain instances, stockholders requested, and Board members joined the meetings with the CEO, CFO and General Counsel. The feedback gathered during these conversations helped inform management’s and the Board’s thinking, in particular about compensation, employee engagement, governance and disclosure. We intend to continue a similar level of consistent stockholder engagement and feedback solicitation in 2024.
Stockholders and other parties interested in communicating directly to the Board, any committee, or any non-employee director or group of directors may do so by emailing board@ehab.com or by writing to:

ENHABIT, INC. BOARD OF DIRECTORS 6688 N. CENTRAL EXPWY, SUITE 1300 DALLAS, TEXAS 75206 ATTENTION: [Addressee*] c/o General Counsel

* Including the name of the specific addressee(s) will allow us to direct the communication to the intended recipient.
All electronic and written communications will be opened by the office of our general counsel for the sole purpose of determining whether the contents represent a message to our directors. Correspondence appropriately directed to the Board that is not in the nature of advertising, promotions of a product or service, or offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, sufficient copies of the contents will be made for all of the addressees.

Board Structure and Committees
Board Structure and Meetings
Our business, property, and affairs are managed under the direction of our Board. Our Corporate Governance Guidelines provide for an independent director to serve as the non-executive chairman of the Board who sets the agenda for, and presides over, Board meetings, coordinates the work of the committees of our Board, oversees the distribution of materials to members of the Board and performs other duties delegated to the chairman by the Board. The non-executive chairman also presides over independent sessions generally held at each Board meeting. The Board adopted this structure to promote decision-making and governance independent of that of our management and to better perform the Board’s monitoring and evaluation functions. Members of the Board are kept informed of our business through discussions with our chief executive officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.
During 2023, the Board had the five standing committees set out in the table below. In February 2024, the Board combined the Audit Committee and Finance Committee and changed the name of the “Compliance/Quality of Care Committee” to the “Care, Compliance & Cybersecurity Committee.” Each Board committee is led by a different independent director, and all members of our Board committees are independent directors. Each committee is governed by a charter and reports its actions and recommendations to the full Board. Each committee has the authority to retain, at the expense of the Company, outside advisors, including consultants and legal and accounting advisors. The following table shows the membership of each Board committee during 2023. Until May 2024, membership of the Audit Committee (now the Audit & Finance Committee), Compensation & Human Capital Committee, Care, Compliance & Cybersecurity Committee, and Nominating & Corporate Governance Committee did not change. See “Proposal 1 – Election of Directors” for the Board’s current committee composition following changes made on May 7, 2024.

2023 Committee Composition of the Board of Directors*
Director	Audit	Compensation & Human Capital	Care, Compliance & Cybersecurity	Finance	Nominating & Corporate Governance
Jeffrey W. Bolton	X		X
Tina L. Brown-Stevenson			X		X
Yvonne M. Curl		Chair			X
Charles M. Elson				Chair	X
Leo I. Higdon, Jr.	X			X
Erin P. Hoeflinger		X	X
Susan A. La Monica		X		X
John E. Maupin, Jr.	X		Chair
Stuart M. McGuigan			X		X
Gregory S. Rush	Chair			X
Barry P. Schochet			X		X
L. Edward Shaw, Jr.		X			Chair
*For the Board’s current committee composition, see “Proposal 1 – Election of Directors.”
The Board and each committee met the following number of times during 2023. All directors attended more than 80% of Board meetings and 100% of all committee meetings.

	Board	Audit	Compensation & Human Capital	Care, Compliance & Cybersecurity	Finance	Nominating & Corporate Governance
Meetings	19	9	6	5	5	4
Audit & Finance Committee
The Audit & Finance Committee’s purpose, per the terms of its charter, is to assist the Board in fulfilling its responsibilities to the Company and its stockholders, particularly with respect to the oversight of the accounting, auditing, financial reporting, and internal control and compliance practices of the Company. The Audit & Finance Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The specific responsibilities of the Audit & Finance Committee are, among others, to:
•assist the Board in the oversight of the integrity of our financial statements and compliance with legal and regulatory requirements, the qualifications and independence of our independent auditor, and the performance of our internal audit function and our independent auditor;
•appoint, compensate, replace, retain, and oversee the work of our independent auditor;
•at least annually, review a report by our independent auditor regarding its internal quality control procedures, material issues raised by certain reviews, inquiries or investigations relating to independent audits within the last five years, and relationships between the independent auditor and the Company;
•review and evaluate our quarterly and annual financial statements with management and our independent auditor, including management’s assessment of and the independent auditor’s opinion regarding the effectiveness of our internal control over financial reporting;
•discuss with management earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies;
•discuss policies with respect to risk assessment and risk management; and
•appoint and oversee the activities of our Vice President of Internal Audit, who has the responsibility to identify violations of Company policy and law relating to accounting or public financial reporting.
The Board has also determined that each Audit & Finance Committee member is “financially literate” as defined by the New York Stock Exchange (“NYSE”) and has accounting or related financial management expertise, and that Mr. Rush is an audit committee “financial expert” as defined by the SEC.
Compensation & Human Capital Committee
The Compensation & Human Capital Committee’s purpose and objectives are to attract and retain high-quality personnel to better ensure the long-term success of the Company and the creation of long-term shareholder value. Accordingly, this committee oversees our compensation and employee benefit objectives, plans, and policies and approves, or recommends to the independent members of the Board for approval, the individual compensation of our executive officers. This committee also reviews our human capital strategy and management activities, such as employee and management recruiting, retention and development initiatives as well as diversity, equity, and inclusion initiatives.
The specific responsibilities of this committee are, among others, to:
•review and approve our compensation programs and policies, including our benefit plans, incentive compensation plans, and equity-based plans and administer those plans as may be required;
•review and approve (or recommend to the Board in the case of the chief executive officer) goals and objectives relevant to the compensation of the executive officers and evaluate their performances in light of those goals and objectives;
•determine and approve (together with the other independent directors in the case of the chief executive officer) the compensation levels for the executive officers;
•review and discuss with management the Compensation Discussion and Analysis and recommend inclusion thereof in our annual report or proxy statement;
•review and approve (or recommend to the Board in the case of the chief executive officer) employment arrangements, severance arrangements, and termination arrangements and change in control arrangements to be made with any executive officer;
•review at least annually our management succession plan as it relates to compensation and benefits;
•oversee long-term succession plans for senior management;
•review at least annually material compensation and human capital related risk exposures as well as management’s efforts to monitor and mitigate those exposures; and
•review and recommend to the Board the compensation for the non-employee members of the Board.

Care, Compliance & Cybersecurity Committee
The Care, Compliance & Cybersecurity Committee’s function is to assist our Board in fulfilling its fiduciary responsibilities relating to our regulatory compliance and cyber risk management activities and to oversee the delivery of high quality care to our patients. The committee is primarily responsible for overseeing, monitoring, and evaluating our compliance with regulatory obligations other than tax and securities law-related obligations and reviewing the quality of services provided to patients. The specific responsibilities of the Care, Compliance & Cybersecurity Committee are, among others, to:
•ensure the establishment and maintenance of a regulatory compliance program and the development of a comprehensive quality of care program designed to measure and improve the quality of care and safety furnished to patients;
•appoint and oversee the activities of a chief compliance officer and compliance office with responsibility for developing and implementing our regulatory compliance program;
•oversee the cyber risk management program designed to monitor, mitigate and respond to cyber risks, threats, and incidents, and review periodic reports from the chief information officer, including developments in cyber threat environment and cyber risk mitigation efforts; and
•review periodic reports from the chief compliance officer, including an annual regulatory compliance report summarizing compliance-related activities undertaken by us during the year, and the results of all regulatory compliance audits conducted during the year.
Nominating & Corporate Governance Committee
The purposes and objectives of the Nominating & Corporate Governance Committee are to assist our Board in fulfilling its governance duties and responsibilities to our stockholders. Specific responsibilities include, among others, to:
•oversee the emergency succession plans for the chief executive officer;
•recommend nominees for Board membership to be submitted for stockholder vote at each annual meeting, and to recommend to the Board candidates to fill vacancies on the Board and newly-created positions on the Board;
•review and make recommendations on the size and composition of the Board and assist the Board in determining the appropriate characteristics, skills and experience for the individual directors and the Board as a whole and create a process to allow the committee to identify and evaluate individuals qualified to become Board members;
•evaluate annually and make recommendations to the Board regarding the composition of each standing committee of the Board, the policy with respect to rotation of committee memberships and chairs, and the functioning of the committees;
•review the suitability for each Board member’s continued service as a director when his or her term expires, and recommend whether or not the director should be re-nominated;
•assist the Board in considering whether a transaction between a Board member and the Company presents an inappropriate conflict of interest and/or impairs the independence of any Board member and conduct a prior review of any such transaction; and
•develop Corporate Governance Guidelines that are consistent with applicable laws and listing standards, periodically review those guidelines, and recommend to the Board any changes the committee deems necessary or advisable.

Director Nomination Process
Criteria for Board Members
In evaluating the suitability of individual candidates and nominees, the Nominating & Corporate Governance Committee and our Board consider relevant factors, including, but not limited to: a general understanding of marketing, finance, corporate strategy and other elements relevant to the operation of a publicly-traded company in today’s business environment, senior leadership experience, an understanding of our business, educational and professional background, diversity of skills, perspectives and experiences, character, and whether the candidate would satisfy the independence standards of NYSE. The Nominating & Corporate Governance Committee also considers the following attributes or qualities in evaluating the suitability of candidates and nominees to the Board:
•Integrity: Candidates should demonstrate high ethical standards and integrity in their personal and professional dealings.
•Accountability: Candidates should be willing to be accountable for their decisions as directors.
•Judgment: Candidates should possess the ability to provide wise and thoughtful counsel on a broad range of issues.
•Responsibility: Candidates should interact with each other in a manner which encourages responsible, open, challenging, and inspired discussion. Directors must be able to comply with all duties of care, loyalty, and confidentiality.
•High Performance Standards: Candidates should have a history of achievements which reflects high standards for themselves and others.
•Commitment and Enthusiasm: Candidates should be committed to, and enthusiastic about, their performance for the Company as directors, both in absolute terms and relative to their peers. Directors should be free from conflicts of interest and be able to devote sufficient time to satisfy their Board responsibilities.
•Financial Literacy: Candidates should be able to read and understand fundamental financial statements and understand the use of financial ratios and information in evaluating financial performance.
•Courage: Candidates should possess the courage to express views openly, even in the face of opposition.
Process for Identifying and Evaluating Candidates
The Nominating & Corporate Governance Committee has two primary methods for identifying director nominees. First, on a periodic basis, the committee solicits ideas for possible candidates from members of the Board and senior level executives. Second, the committee may from time to time use its authority under its charter to retain, at the Company’s expense, one or more search firms to identify candidates. The Board has an ongoing engagement with a nationally recognized director search firm to continue to identify and provide consideration for a diverse pool of director candidates to add to the Board.
The Nominating & Corporate Governance Committee considers all candidates duly-identified and will evaluate each of them based on the same criteria. The Nominating & Corporate Governance Committee’s process includes meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating & Corporate Governance Committee, other members of the Board and senior management. The committee emphasizes creating a pool of candidates diverse in race, gender and ethnicity. The candidates recommended for the Board’s consideration will be those individuals from that pool who the Nominating & Corporate Governance Committee believes will create a Board that is, as a whole, strong in its collective knowledge of, and diverse in skills, perspectives, and experience, including with respect to: (i) industry and operations, (ii) public company board and governance, (iii) strategic planning and innovation, (iv) payor industry experience, (v) sales, marketing and digital branding, (vi), finance and accounting, (vii) mergers and acquisitions and investment banking, (viii) compliance and risk management, (ix) human capital management, (x) information technology and cybersecurity. and (xi) public policy, governmental affairs and regulatory.
Director Candidates Recommended by Stockholders
The Nominating & Corporate Governance Committee also considers written recommendations from stockholders for director candidates. The committee does not have a formal policy regarding the consideration of director nominees recommended by stockholders and assesses candidates in the same manner regardless of how the candidate was identified or recommended. The committee takes into consideration the needs of the Board and the qualifications of the candidates and recommended candidates are evaluated against the criteria described above (see “Process for Identifying and Evaluating Candidates”). Stockholders wishing to have the Nominating & Corporate Governance Committee consider a recommended candidate should submit the candidate’s name and pertinent background information by mail or courier service and addressed to Enhabit, Inc., 6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206, Attention: Corporate Secretary.
Stockholders who wish to formally nominate director candidates for election to our Board should follow the procedures set forth in our Amended and Restated Certificate of Incorporation and Bylaws.
Our Bylaws provide for reimbursement of certain reasonable expenses incurred by a stockholder or a group of stockholders in connection with a proxy solicitation campaign for the election of one nominee to the Board. This reimbursement right is subject to conditions including the board’s determination that reimbursement is consistent with its fiduciary duties. We will reimburse certain expenses that a nominating stockholder, or group of nominating stockholders, has incurred in connection with nominating a candidate for election to our Board if the conditions set out in Section 3.4(c) of our Bylaws are met. If those conditions are met and the proponent’s nominee is elected, we will reimburse the actual costs of printing and mailing the proxy materials and the fees and expenses of one law firm for reviewing the proxy materials and one proxy solicitor for conducting the related proxy solicitation (in each case, only such costs, fees, and expenses that are reasonably incurred by a nominating stockholder). If those conditions are met and the proponent’s nominee is not elected but receives 40% or more of all votes cast, we will reimburse the proportion of those qualified expenses equal to the proportion of votes that the nominee received in favor of his or her election to the total votes cast. For additional detail including the conditions to which any potential reimbursement is subject, please read Section 3.4(c) of our Bylaws which can be found in the “Governance” section of our website at https://investors.ehab.com.
Director Independence
The NYSE listing standards require that the Company have a majority of independent directors and provide that no director will qualify as “independent” for these purposes unless the Board affirmatively determines that the director has no material relationship with the Company. Additionally, the listing standards set forth a list of relationships and transactions that would prevent a finding of independence if a director or an immediate family member of that director were a party. Other than Ms. Jacobsmeyer, our President and CEO, the Board is entirely independent.
On an annual basis, the Board undertakes a review of the independence of the directors. In accordance with the NYSE listing standards, we do not consider a director to be independent unless the Board determines (i) the director meets all NYSE independence requirements and (ii) the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). Members of the Audit, Compensation & Human Capital, and Nominating & Corporate Governance Committees must also meet applicable independence tests of the NYSE and the SEC. In connection with this determination, each director and executive officer completes a questionnaire which requires disclosure of, among other topics: any transactions or relationships between any director or any member of his or her immediate family and the Company and its subsidiaries, affiliates, our independent registered public accounting firm or any advisors to the Compensation & Human Capital Committee; any transactions or relationships between any director or any member of his or her immediate family and members of the senior management of the Company or their affiliates; and any charitable contributions to not-for-profit organizations for which our directors or immediate family members serve as executive officers.
Our Board has determined that all 12 of our non-employee directors are independent in accordance with our Corporate Governance Guidelines and the NYSE listing standards. All of the members of the Audit, Compensation & Human Capital, Nominating & Corporate Governance, and Care, Compliance & Cybersecurity Committees satisfy those independence tests.

Compensation of Directors
Pursuant to its charter, the Compensation & Human Capital Committee evaluates the compensation of our non‑employee directors, including the respective chairperson fees, and recommends any changes it deems advisable to the Board, which is responsible for adopting the final form and amount of non-employee director compensation. As part of its annual review, the Compensation & Human Capital Committee receives comparative peer and industry data and recommendations from its independent compensation consultant, Pay Governance.
The Company granted each non-employee director an RSU award with a grant date fair value of $150,000 as annual compensation. The annual equity grant vests upon grant and will be settled in shares of our common stock following the director’s departure from the Board.
In 2023, we provided the following compensation to our non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Leo I. Higdon, Jr., Chairperson	162,500	150,011	—	312,511
Jeffrey W. Bolton	75,000	150,011	—	225,011
Tina L. Brown-Stevenson	75,000	150,011	—	225,011
Yvonne M. Curl	95,000	150,011	—	245,011
Charles M. Elson	90,000	150,011	—	240,011
Erin P. Hoeflinger	75,000	150,011	—	225,011
Susan A. La Monica	75,000	150,011	—	225,011
John E. Maupin, Jr.	90,000	150,011	—	240,011
Stuart M. McGuigan(1)	56,250	175,014	—	231,264
Gregory S. Rush(2)	91,667	150,011	—	241,678
Barry P. Schochet(1)	56,250	175,014	—	231,264
L. Edward Shaw, Jr.	95,000	150,011	—	245,011
(1)Mr. McGuigan and Mr. Schochet joined the Board on March 30, 2023 and received a pro-rata portion of the prior year’s annual equity grant in addition to the 2023 annual equity grant. The grant date fair value of each pro-rated equity grant, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"), was $25,002.
(2)Mr. Rush was appointed Chairperson of the Audit & Finance Committee in May 2023.
(3)Each non-employee director received awards of restricted stock units, or RSUs, with a grant date fair value computed in accordance with ASC 718. The number of Enhabit RSUs granted was calculated by dividing the target value by the closing trading price of Enhabit common stock on the NYSE on the date of grant.

Our non-employee directors received an annual base cash retainer of $75,000. We also paid the following chairperson fees to compensate for the enhanced responsibilities and time commitments associated with those positions:

Chairperson Position	Chairperson Fees ($)
Chairman of the Board	75,000
Audit & Finance Committee	25,000
Compensation & Human Capital Committee	20,000
Care, Compliance & Cybersecurity Committee	15,000
Finance Committee(1)	15,000
Nominating & Corporate Governance Committee	20,000
(1) In February 2024, the Board combined the Audit Committee and Finance Committee.
It is expected that each non-employee member of the Board will receive an annual grant of restricted stock units valued at approximately $150,000.
Ms. Jacobsmeyer received no additional compensation for serving on the Board.

COMPENSATION & HUMAN CAPITAL COMMITTEE MATTERS
Compensation Committee Interlocks and Insider Participation
No member of our Compensation & Human Capital Committee is an officer or employee of the Company. None of our current executive officers serves or has served as a member of the Board or compensation committee of any other company that had one or more executive officers serving as a member of our Board or Compensation & Human Capital Committee.
During 2023 the following directors severed on our Compensation & Human Capital Committee: Yvonne M. Curl, Erin P. Hoeflinger, Susan A. La Monica and L. Edward Shaw, Jr.
Compensation & Human Capital Committee Report
The Compensation & Human Capital Committee reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, and, based upon such review and discussions, the Compensation & Human Capital Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Amendment to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company’s proxy statement for its 2024 Annual Meeting.
Compensation & Human Capital Committee (as constituted at the time the Company’s Compensation Discussion and Analysis in its 2023 Form 10-K, as amended by the Company’s 10-K/A filed on April 26, 2024, was approved for filing with the SEC).
Yvonne M. Curl (Chairperson)
Erin P. Hoeflinger
Susan A. La Monica
L. Edward Shaw, Jr.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The Company completed its first full year operating as a standalone public company in 2023, following its Separation from Encompass in July 2022. Prior to the Separation, the compensation structure for senior management was determined under the compensation philosophy, programs, and practices of Encompass and by Encompass’ compensation committee. Following the Separation, the Company’s Compensation & Human Capital Committee (the “Compensation Committee”), in consultation with its independent advisors and management, reviewed and revised historical programs and practices to align with the Company’s market capitalization, capital structure, revenues, industry, employee population and goals as a standalone entity. The Compensation Committee concentrated on performance goals and metrics in the senior management bonus plan and the long-term equity incentive plan and peer alignment in the overall compensation program.
This Compensation Discussion and Analysis (CD&A) describes the philosophy, objectives, principles and components of the material elements of the Company’s executive compensation program and describes the 2023 compensation for our Named Executive Officers (“NEOs”). Our NEOs for 2023 are:

Name	Title
Barbara A. Jacobsmeyer	President and Chief Executive Officer
Crissy B. Carlisle	Chief Financial Officer
Dylan C. Black(1)	General Counsel and Secretary
Julie D. Jolley	Executive Vice President of Home Health
Tanya R. Marion	Chief Human Resources Officer
(1) Mr. Black joined the Company in January 2023.
Executive Summary
As we transitioned to a standalone public company, the Company managed through challenges facing the industry, including shifts in home health payor mix, increasing labor costs as a result of competition for nurses and other healthcare professionals, shifting workforce expectations and demands, and home health Medicare reimbursement rates. Despite these challenges, the Company remained focused on continuing to provide high-quality service to our patients and meeting operational goals.
2023 Operational Achievements:
•Developed relationships with Medicare Advantage plans at improved rates. Our payor innovation team negotiated 41 new agreements, including two new national agreements in 2023. Our quality of care outcomes have been a strong value proposition in our successful negotiations.
•Executed on our people strategy. We hired 597 net new full-time nurses, eliminated all agency nursing contract labor, and implemented the hospice case management staffing model. At the end of 2023, we had no staffing‑constrained hospice locations and eliminated nursing contract labor usage in home health and hospice.
•Opened eight de novo locations. Two additional locations were pending regulatory approval at the end of 2023.
•Delivered high-quality outcomes for our patients. Our 30-day hospital readmission rate was 20.5% better than the national average, and our hospice visits in the last days of life was 53.2% better than the national average.
2023 Financial Performance:
•2023 consolidated net revenue of $1,046.3 million
•2023 Adjusted EBITDA of $97.6 million
2023 Quality of Care Performance:
•Met or exceeded all of our key quality of care performance metrics:
•60-Day Home Health Acute Care Hospitalization Rate
•Hospice Revocation Rate
•Home Health Patient and Family Experience

•Hospice Patient and Family Experience
2023 Incentive Compensation Plan Outcomes
•Based on achievement of our quality of care performance, our Senior Management Bonus Plan (“SMBP”), which is our short-term annual performance plan, paid out at 52.5% of target.
Executive Compensation Philosophy
The Company’s people strategy is to win the talent war by attracting, rewarding and investing at all levels in our organization, including our executive officers. Our 2023 compensation program philosophy builds off this strategy by:
•providing a competitive rewards program for senior management that aligns management’s interests with those of the Company’s long-term stockholders;
•correlating compensation with corporate, regional and business unit outcomes by recognizing performance with appropriate levels and forms of awards;
•establishing financial and operational goals to sustain strong financial and quality of care performance over time; and
•placing 100% of annual cash incentives and a majority of equity incentive awards at risk by directly linking those incentive payments and awards to the Company’s performance.
We believe this philosophy enables us to attract, motivate, and retain talented and engaged executives who will enhance long-term stockholder value. The Compensation Committee, in consultation with its independent advisors and management, designed the compensation philosophy and programs for 2023 to align with the Company’s objectives.

Compensation Best Practices
To ensure the Company has strong corporate governance and risk mitigation, we have adopted the following best practices related to executive compensation:

What We Do		What We Don’t Do
✓	Emphasis on performance-based variable compensation	✓	No perquisites for executive officers
✓	Majority of long-term incentive awards are performance-based	✓	No “single-trigger” vesting for equity awards in the event of a change in control
✓	Short-term incentive plan includes both financial and quality of care metrics	✓	No hedging or pledging of Company stock
✓	Robust stock ownership requirements for officers and directors	✓	No tax gross-ups on termination payments related to a change in control
✓	Conduct annual review of our compensation peer group and competitiveness of executive compensation	✓	No dividends paid on unvested equity awards
✓	Cash severance provisions aligned with market practices	✓	No defined benefit pension plans for executives
✓	“Double-trigger” vesting for equity awards in the event of a change in control	✓	No option repricing
✓	Capped incentive payouts in performance plans
✓	Dodd-Frank compliant clawback policy, plus a supplemental policy that permits recoupment in the event of certain misconduct (even in the absence of a financial restatement)
✓	Compensation Committee comprised solely of independent directors
✓	Proactive stockholder engagement
✓	Independent compensation consultant
Say-on-Pay Vote
The annual say-on-pay vote is one of our opportunities to receive feedback from stockholders regarding our executive compensation program, and our Compensation Committee takes the result of this vote into account when determining the compensation of the Company’s executive officers. At our 2023 annual stockholders’ meeting, our stockholders approved our say-on-pay proposal, with over 82% of shares voting (excluding broker non-votes) to approve.

Target Pay Opportunities for NEOs
The Company’s executive compensation program is designed to provide a strong correlation between pay and performance. “Pay” refers to the value of an executive’s total direct compensation, or “TDC,” calculated as follows:

Base Salary	+	Target Cash Annual Incentives	+	Target Long-Term Equity Incentives	=	Target Total Direct Compensation

NEO Target Total Direct Compensation for 2023
Named Executive Officer	Base Salary ($)	Target Annual Cash Incentive ($)	Target Long-Term Equity Incentive ($)	Target Total Direct Compensation ($)
Barbara A. Jacobsmeyer	850,000	892,500	2,677,501	4,420,001
Crissy B. Carlisle	400,001	280,001	500,001	1,180,003
Dylan C. Black(1)	350,000	245,000	350,000	945,000
Julie D. Jolley	390,000	273,000	390,000	1,053,000
Tanya R. Marion	350,002	175,001	262,501	787,504
(1) Mr. Black, the Company’s General Counsel and Secretary, joined the Company January 2023.
In 2023, all cash incentive target amounts and a substantial portion of NEO equity award values were dependent on performance measured against predetermined objectives approved by the Compensation Committee. The charts below reflect: (i) the portion of our NEOs’ 2023 target TDC that is performance-based and (ii) the time frame (i.e., annual vs. long-term) for our NEOs to realize value under our various TDC components.

President & Chief Executive Officer (Jacobsmeyer)
	69% Performance-Based

Base Salary	Annual Cash Incentive	Options	PSU	RSU
19%	20%	12%	37%	12%

		61% Long-Term

Average for Other NEOs
	47% Performance-Based

Base Salary	Annual Cash Incentive	PSU	RSU
38%	24%	23%	15%

		38% Long-Term
Determination of Compensation
Compensation Objectives
The Compensation Committee’s objectives are to provide competitive target compensation to attract and retain the kind of executive talent necessary to achieve the Company’s strategic objectives and to ensure incentive plan (annual and long-term) outcomes are aligned with Company performance. Executives may achieve above-target compensation for exceptional performance relative to target performance goals and below-target levels of compensation for performance that is not as strong as expected.
Use of Compensation Consultants
The Compensation Committee engaged Pay Governance as its independent executive compensation consultant. The Company’s management separately engaged Mercer (US) Inc. (“Mercer”) to provide data and analysis on competitive executive and non-executive compensation practices. Mercer data on executive compensation practices was provided to the Compensation Committee, subject to review by, and input from, Pay Governance.

Assessment of Competitive Compensation Practices
To maintain a market-competitive program, the Compensation Committee reviewed compensation data from the surveys noted below as well as proxy-reported data from the compensation peer group.

Compensation Survey Sources
s	Mercer Benchmark Database	s	Aon Hewitt Executive
s	Mercer Integrated Health Networks	s	Willis Towers Watson Executive
For the purposes of setting 2023 compensation, our Company’s compensation peer group, as reviewed and approved by the Compensation Committee, included the following 16 companies:

2023 Compensation Peer Group
s	Addus HomeCare Corporation	s	Cross Country Healthcare, Inc.	s	Pediatrix Medical Group, Inc.
s	Amedisys, Inc.	s	InnovAge Holding Corp.	s	The Ensign Group, Inc.
s	AMN Healthcare Services, Inc.	s	LHC Group, Inc.	s	The Pennant Group, Inc.
s	Avenna Healthcare Holdings, Inc.	s	ModivCare, Inc.	s	Premier, Inc.
s	Chemed Corporation	s	National HealthCare Corporation	s	Signify Health, Inc.
				s	Surgery Partners, Inc.
The Compensation Committee’s goal in selecting its compensation peer group is to select a group that acts as an appropriate frame of reference for compensation benchmarking. The Compensation Committee selected the 2023 compensation peer group using the following criteria as a guide:
•Company Type / Geography: publicly-traded on a major U.S. exchange and headquartered in the U.S.
•Industry: healthcare services or health care facilities with a focus on companies providing home health, hospice, personal care and nursing/physician staffing/services
•Revenues: approximately 0.4 to 2.5 times Enhabit’s revenue
•Market Capitalization: less than 4.0 times Enhabit’s market capitalization
•Numerous Qualitative Factors: examples include number of employees, competitor for talent, proxy advisor-defined peers, and states of operations
The Compensation Committee considered a number of factors in determining the base salaries, annual incentive opportunities, and long-term incentive awards of our NEOs for 2023, including the executive’s experience and role in executing day-to-day responsibilities along with executing longer-term standalone public company strategic goals, internal equity within executive management, and the executive’s performance. The Compensation Committee also reviewed competitive data from the aforementioned sources related to base salary levels, annual incentives, and long-term incentives for each executive and the NEO group as a whole. For 2023 compensation, the Compensation Committee reviewed total direct compensation opportunities at the 25th, 50th and 75th percentiles of the survey data and the compensation peer group data (“market data”) and established target total direct compensation that was within a competitive range of the market median.
It is important to note the Compensation Committee, with input from its advisor, recognizes the benchmark data changes from year to year and places emphasis on sustained compensation trends to avoid short-term anomalies. In general, the Compensation Committee views compensation 15% above or below the 50th percentile to be within a competitive range given year to year variability in the data.
The Compensation Committee revised the compensation peer group for 2024 compensation to align more closely with peer median revenue. Specifically, AMN Healthcare Services, Inc., Surgery Partners, Inc., and Chemed Corporation have been removed and America Oncology Network, Inc., P3 Health Partners Inc., LifeStance Health Group, Inc., U.S. Physical Therapy, Inc., and DocGo Inc. have been added. Additionally, LHC Group, Inc. and Signify Health, Inc. have been removed due to acquisition.

Elements of Executive Compensation
The primary elements of our executive compensation program are:

Base Salary	+	Annual Cash Incentives	+	Long-Term Equity Incentives

Component	Purpose
Base Salary	Provide our executives with a competitive level of fixed pay.
Annual Cash Incentives	Intended to drive Company performance during the applicable year.
Long-Term Equity Incentives	Intended to focus executive attention on longer-term strength of the business and align their interests with our stockholders’ interests over a multiyear period.
Health and Welfare Benefits	Provide our executives with programs that promote health and financial security, which all eligible employees receive.
Base Salary
We provide officers and other employees with base salaries to compensate them with regular income at competitive levels. The Compensation Committee reviews base salaries annually for its executive officers. The Compensation Committee considered market data, each individual’s experience and responsibilities, achievement of performance objectives, internal equity, and recommendations provided by the CEO for her direct reports. Base salaries for our NEOs have not increased since the Separation in July 2022 and will not increase in 2024.

Named Executive Officer	Annual Base Salary Rates as of December 31, 2023 ($)
Barbara A. Jacobsmeyer	850,000
Crissy B. Carlisle	400,001
Dylan C. Black	350,000
Julie D. Jolley	390,000
Tanya R. Marion	350,002
Annual Incentives
Establishing the Target Annual Incentive Opportunity
Our 2023 Senior Management Bonus Plan (the “SMBP”) was designed to incentivize and reward our NEOs and others for annual performance as measured against predetermined quantitative metrics intended to improve company performance and create value for our stockholders. Under the SMBP, a target annual incentive opportunity, expressed as a percentage of base salary, is determined for each participant.

Named Executive Officer	Base Salary ($)	Target Incentive Opportunity (%)	Target Cash Annual Incentive ($)
Barbara A. Jacobsmeyer	850,000	105%	892,500
Crissy B. Carlisle	400,001	70%	280,001
Dylan C. Black	350,000	70%	245,000
Julie D. Jolley	390,000	70%	273,000
Tanya R. Marion	350,002	50%	175,001

Plan Metrics and Goals
For 2023, the Compensation Committee approved two quantitative metrics: Adjusted EBITDA to focus on financial performance and a “Quality Scorecard” comprised of four sub-metrics to focus on quality-of-care operational performance. The Compensation Committee then assigned weightings (as a percentage of total annual incentive opportunity) to the metrics and sub-metrics. The tables below set forth the quantitative metrics, goals and weightings under the 2023 SMBP, which were the same for all our NEOs.
To reward exceptional company performance, the NEOs have the opportunity to receive a maximum payout in the event results reach a predetermined level of high performance for each metric. Conversely, if results are less than threshold for a metric, then no payout is awarded for such metric.

2023 SMBP Metrics and Weightings
Financial: Adjusted EBITDA	70%
Quality Scorecard	30%

Goals and Payout Opportunities: Adjusted EBITDA
Threshold 50%	Target 100%	Maximum 200%
$130.2 million	$140.8 million	$151.4 million

Goals and Payout Opportunities: Quality Scorecard
Quality Scorecard Sub-Metrics	Weight	Threshold 50%	Target 100%	Maximum 200%
60 Day Home Health Acute Care Hospitalization Rate NQF #171	25%	14.3%	14.1%	13.8%
Hospice Revocation Rate	25%	7.5%	7.0%	6.5%
Home Health Patient and Family Experience	25%	81.0%	81.2%	81.4%
Hospice Patient and Family Experience	25%	86.0%	86.2%	86.4%
It is important to note the following:
•With our current performance at or above national averages for the key quality performance metrics, the difficulty of achieving improved basis point changes in our quality sub-metrics explains the narrow spread between the threshold and maximum targets.
•Performance metrics can be achieved independently of each other.
•As results increase above the threshold, a corresponding percentage of the target cash incentive will be awarded. In other words, levels listed are on a continuum, and straight-line interpolation is used to determine the payout multiple between two payout levels shown in the table above.

Assessing and Rewarding 2023 Achievement of Goals
After the close of the year, the Compensation Committee assessed performance against the quantitative goals for each metric to determine a weighted average result, or the percentage of each NEO’s target incentive that had been achieved. The 2023 awards are paid in cash and were paid by the Company in early 2024 upon approval of the performance results by the Compensation Committee. The results of 2023 SMBP Plan are as follows:

2023 Adjusted EBITDA Results
Actual Performance	% of Target Achievement
$97.6 million	Below Threshold

2023 Quality Scorecard Results
Metric	Weight	Actual Performance	% of Target Achievement	Weighted Metric Achievement
60-Day Home Health Acute Care Hospitalization Rate NQF #0171	25.0%	13.8%	200.0%	50.0%
Hospice Revocation Rate	25.0%	5.8%	200.0%	50.0%
Home Health Patient and Family Experience	25.0%	81.7%	200.0%	50.0%
Hospice Patient and Family Experience	25.0%	86.2%	100.0%	25.0%
				175.0%

2023 SMBP Result
Metric	Weight	% of Target Metric Achievement	Weighted Achievement
Adjusted EBITDA	70.0%	—%	—%
Quality Scorecard	30.0%	175.0%	52.5%
			52.5%

2023 SMBP - Amounts Earned
Named Executive Officer	Base Salary ($)	Target Annual Incentive Opportunity (%)	Target Annual Incentive ($)	Amount of 2023 SMBP Earned (52.5%) ($)
Barbara A. Jacobsmeyer	850,000	105%	892,500	468,563
Crissy B. Carlisle	400,001	70%	280,001	147,000
Dylan C. Black	350,000	70%	245,001	128,626
Julie D. Jolley	390,000	70%	273,000	143,325
Tanya R. Marion	350,002	50%	175,001	91,876

Long-Term Incentives
To further align management’s interests with the interests of stockholders, a significant portion of each NEO’s total direct compensation for 2023 was in the form of long-term equity awards. For 2023, Enhabit’s equity incentive program provided participants at all officer levels with the opportunity to earn performance-based restricted stock units, or “PSUs,” time-based restricted stock units, or “RSUs” and, for our President and CEO, Ms. Jacobsmeyer, stock options.
The following tables summarize the 2023 target long-term equity award opportunity levels, equity compensation mix and number of awards granted for each of our NEOs. The number of RSUs, PSUs and options granted to each NEO was determined by dividing the applicable portion of the target LTI equity award opportunity for such award type by a 20-day average stock price. Note that while the full number and value of PSU awards are described in this narrative, for purposes of the “2023 Summary Compensation Table” and the “Grants of Plan-Based Awards During 2023” table below, only the portion of the PSUs for which the performance metrics were established in 2023 are reported as granted in 2023.

2023 Long-Term Equity Incentive Plan Target Opportunity
Named Executive Officer	Base Salary ($)	Target LTI Equity Award Opportunity (%)	Total Target LTI Equity Award Opportunity ($)
Barbara A. Jacobsmeyer	850,000	315%	2,677,501
Crissy B. Carlisle	400,001	125%	500,001
Dylan C. Black	350,000	100%	350,000
Julie D. Jolley	390,000	100%	390,000
Tanya R. Marion	350,002	75%	262,501

2023 Long-Term Equity Incentive Plan Mix and Awards
Named Executive Officer	Options as % of the Award	Awarded Options	PSUs as a % of the Award	Awarded PSUs	RSUs as a % of the Award	Awarded RSUs
Barbara A. Jacobsmeyer	20%	64,113	60%	105,001	20%	35,001
Crissy B. Carlisle	—%	—	60%	19,608	40%	13,072
Dylan C. Black	—%	—	60%	13,726	40%	9,151
Julie D. Jolley	—%	—	60%	15,295	40%	10,197
Tanya R. Marion	—%	—	60%	10,295	40%	6,863
2023 Performance-Based Restricted Stock Unit Awards
The Compensation Committee determined that performance-based vesting conditions for the PSUs granted in 2023 were appropriate to further align leadership with the interests of stockholders and promote specific performance objectives while facilitating executive stock ownership. The PSUs entitled the NEOs to receive a predetermined range of shares upon achievement of specified performance objectives. The recipients of PSU awards do not have voting rights.
For the 2023 PSU awards, the number of shares earned will be determined at the end of a three-year performance period based on the level of achievement of adjusted free cash flow per share (“FCFPS”) and relative total shareholder return (“rTSR”). The FCFPS metric is measured as an average of three, one-year performance periods: 2023, 2024, and 2025. The Compensation Committee will set the FCFPS goal for each year of the performance period at the start of such year. Given our short history as a standalone public company, the approach to use an average of three years was chosen since it is challenging to project FCFPS performance goals over a three-year performance period. TSR is measured over the full three-year performance period and is based on the percentile rank of the Enhabit total shareholder return versus the total shareholder return of the constituents in the S&P Healthcare Services Select Industry Index (as constituted on January 1, 2023) at the end of the three-year performance period. The weighting of the two metrics is outlined below.

2023 Time-Based Restricted Stock Unit Awards
A portion of 2023 long-term incentive award value was provided in RSUs to provide retention incentives to executives and facilitate stock ownership, which creates alignment with shareholders. The recipients of RSU awards do not have voting rights while the award vests. For the 2023 RSU award, one-third of the shares awarded vest on the first anniversary of the grant date, one-third of the shares vest on the second anniversary of the grant date, and the final third vest on the third anniversary of the grant date.
2023 Stock Option Awards
In 2023, the Compensation Committee awarded Ms. Jacobsmeyer nonqualified stock options. Each stock option permits the holder, for a period of ten years, to purchase one share of common stock at the exercise price, which is the closing market price on the date of grant. Options vest ratably in equal annual increments over three years from the award date.
2023 Strategy Execution Supplemental LTI Equity Award
For 2023, the Compensation Committee approved a 25% increase to target LTI equity award values for the NEOs (other than Ms. Jacobsmeyer) to reinforce the successful execution of our strategic plan over the next three years. This additional LTI value was allocated the same as our 2023 annual LTI awards (60% PSUs and 40% RSUs) and the PSUs are subject to the same performance conditions as those described above. Further, as noted above, only the portion of these PSUs for which the performance metrics were established in 2023 are reported as granted in 2023 in the “2023 Summary Compensation Table” and the “Grants of Plan-Based Awards During 2023” table below. The number of supplemental PSUs and RSUs granted to each NEO are set forth below.

2023 Strategy Execution Supplemental Long-Term Incentive Equity Mix and Awards
Named Executive Officer	PSUs as a % of the Award	Awarded PSUs	RSUs as a % of the Award	Awarded RSUs
Crissy B. Carlisle	60%	4,902	40%	3,268
Dylan C. Black	60%	3,432	40%	2,288
Julie D. Jolley	60%	3,824	40%	2,550
Tanya R. Marion	60%	2,574	40%	1,716
Other 2023 NEO Compensation
Enhabit offers a relocation bonus to certain senior officers that are asked to relocate for business purposes. The Company believes it is an effective recruitment tool for senior officers. Mr. Black received a $30,000 relocation bonus in 2023.
Benefits
Our NEOs are eligible for the same benefits offered to all eligible Enhabit employees.
Perquisite Practices
Enhabit does not have any perquisite plans or policies in place for its executive officers. We also do not provide tax payment reimbursements, gross ups, or any other tax payments to any of our executive officers.

Other Compensation Policies & Practices
Equity Ownership Guidelines for Management and Non-Employee Directors
To further align the interests of our management and non-employee directors with those of our stockholders, we have adopted equity ownership guidelines for executive management and members of our Board. Executive officers and non‑employee directors have five years to reach their ownership level. As a new public company, each of our NEOs and non-employee directors currently satisfies the equity ownership guidelines or is within the five-year grace period. We expect that each of our NEOs and non-employee directors who do not currently satisfy the guidelines will satisfy them prior to the expiration of the five-year grace period. Outlined in the table below are the ownership guidelines:

Position	Required Value of Equity Owned
Chief Executive Officer	5 times annual base salary
Executive Management (including NEOS other than CEO)	3 times annual base salary
Non-Employee Directors	$375,000
Compensation Recoupment Policy
Effective December 1, 2023, in accordance with SEC and NYSE requirements, the Company adopted a new Incentive Compensation Recoupment Policy (the “Clawback Policy”), which provides for the reasonably prompt recovery (or clawback) of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers in the event the Company is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received (on or after October 2, 2023) by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the Clawback Policy is generally limited to any compensation granted, earned or vested based wholly or in part on the attainment of one or more financial reporting measures.
The Clawback Policy does not condition such clawback on the fault of the executive officer, but the Company is not required to recoup amounts in limited circumstances set forth in the Clawback Policy where the Compensation Committee has made a determination that recovery would be impracticable. Operation of the Clawback Policy is subject to a brief phase-in process during the first few years after its effectiveness. The Company may not indemnify any such executive officer against the loss of such recovered compensation in the event of a mandatory accounting restatement.
In addition to the Clawback policy, our Board has approved and adopted a senior management compensation recoupment policy (the “Supplemental Clawback Policy”). The Supplemental Clawback Policy provides that if the Board has determined, in its sole discretion, that any fraud, illegal conduct, intentional misconduct, or gross neglect by any officer was a significant contributing factor to our having to restate all or a portion of our financial statements, the Board may:
•require reimbursement of any incentive compensation paid to that officer,
•cause the cancellation of that officer’s restricted or deferred stock awards and outstanding stock options, and
•require reimbursement of any gains realized on the exercise of stock options attributable to incentive awards, if and to the extent (i) the amount of that compensation was calculated based upon the achievement of the financial results that were subsequently reduced due to that restatement and (ii) the amount of compensation awarded to that officer had the financial results been properly reported would have been lower than the amount actually awarded.
Additionally, under the Supplemental Clawback Policy, if an officer is found to have committed fraud or engaged in intentional misconduct in the performance of his or her duties, as determined by a final, non-appealable judgment of a court of competent jurisdiction, and the Board determines the action caused substantial harm to the Company, the Board may, in its sole discretion, utilize the remedies described above.

Anti-Hedging and Pledging
The Company’s Insider Trading Policy prohibits the following transactions and positions for all employees, officers and directors, and their immediate family members:
•short sales of our securities
•hedging or monetization transactions, such as zero-cost collars, equity swaps, exchange funds and forward sale contracts or similar arrangements with respect to Enhabit stock, including the purchase or sale of puts or calls or the use of any other derivative instruments
•holding Enhabit stock in a margin account or pledging Enhabit stock as collateral for a loan
Severance Arrangements
To provide executives with additional certainty about their employment and as a retention tool for the Company, potential benefits are provided to our executives under our Executive Severance Plan and our Executive Change in Control Benefits Plan. In February 2023, the Compensation Committee adopted amendments to the Executive Severance Plan and the Executive Change in Control Benefits Plan that reduced the cash severance and health and welfare benefits payable thereunder, among other changes, to better align such benefits with peers’ severance benefits. The Compensation Committee determined that the benefits under these plans are reasonable, appropriate, and competitive with those of Enhabit’s healthcare provider peer group. As a condition to receipt of any payment or benefits under either plan, participating employees must enter into a restrictive covenant (noncompetition, nonsolicitation, nondisclosure, and nondisparagement) and release agreement. The duration of the restrictive covenants would be equal to the benefit continuation periods described below for each plan. As a matter of policy, payments under either plan do not include “gross ups” for taxes payable on amounts paid thereunder. Definitions of “cause,” “retirement,” “change in control,” and “good reason” begin on page 61.
The participants’ payout multipliers and benefit plan continuation periods under both plans are detailed in the table below.

Named Executive Officer	Severance Multiplier	Benefit Plan Continuation Period
Barbara A. Jacobsmeyer	2.5x	18 months
Crissy B. Carlisle	1.75x	12 months
Dylan C. Black	1.75x	12 months
Julie D. Jolley	1.75x	12 months
Tanya R. Marion	1.75x	12 months

Executive Severance Plan
To help retain qualified executives whose employment is subject to termination under circumstances beyond their control, each of our NEOs is a participant in our Executive Severance Plan. Under the plan, if a participant’s employment is terminated by the participant for good reason or by the Company other than for cause (as defined in the plan), then the participant is entitled to receive a cash severance payment, health benefits, and the other benefits as described below, subject to the participant’s execution of an effective restrictive covenant and release agreement.
The cash severance payment is the annual base salary in effect at the time of termination multiplied by the applicable multiplier from the table above, plus any accrued obligations. This amount is to be paid in a lump sum within 60 days following the participant’s termination date. In addition, except in the event of termination for cause or resignation without good reason, the participant (and his or her dependents) would continue to be covered by all Enhabit medical, dental and vision insurance plans and programs, excluding disability, for the applicable period from the table above at the same cost sharing between the Company and the participant as a similarly situated active employee.
Amounts paid under the plan are in lieu of, and not in addition to, any other severance or termination payments under any other plan or agreement with Enhabit. As a condition to receipt of any payment under the plan, the participant must waive any entitlement to any other severance or termination payment.
Generally, in the event of a participant’s termination without cause, or his or her resignation for good reason, a prorated portion of any then-unvested equity award that is subject only to time-based vesting will automatically vest. If any then-unvested equity award is performance-based, the participant would be entitled to a prorated portion of the award that would vest based on actual achievement of the performance objectives for the full performance period, as determined after the conclusion of such performance period by the Compensation Committee.
Executive Change in Control Benefits Plan
To help retain certain qualified executives, maintain a stable work environment, and encourage officers to act in the best interest of stockholders if presented with decisions regarding change in control transactions, each of our NEOs is a participant in our Executive Change in Control Benefits Plan. If a participant’s employment with the Company is terminated during the pre-change in control period or within 24 months following a change in control, either by the participant for good reason (as defined in the plan) or by the Company without cause, then the participant shall receive the payments and benefits described below, subject to the participant’s execution of an effective restrictive covenant and release agreement. Under this plan, participants are entitled to receive a lump sum severance payment equal to (i) the sum of the participant’s highest annual base salary in the preceding three years plus the average of actual annual incentives for the prior three years (excluding years where the executive was not eligible, and using the target amount if the executive was not eligible in any of the preceding three years), multiplied by the applicable multiplier from the table above, plus (ii) a prorated annual incentive award for any incomplete performance period (and, in the case of a termination after the completion of the performance period but before payment of the earned award, an amount for such completed period based on actual performance), plus (iii) any accrued obligations. In addition, except in the event of termination for cause or resignation without good reason, the participant and the participant’s dependents continue to be covered by all Enhabit medical, dental and vision insurance plans and programs, excluding disability, for the applicable period from the table above at the same cost sharing between the Company and the participant as a similarly situated active employee.
If a change in control (as defined in the plan) of Enhabit were to occur, outstanding Enhabit equity awards would vest as follows: If (A) a replacement award is not provided with respect to such outstanding award, or (B) a replacement award is provided with respect to such outstanding award, but the participant resigns for good reason or is terminated without cause within 24 months following such change in control, then the outstanding awards would vest. Options or stock appreciation rights that vest under (B) would remain exercisable until the earlier of two years following the termination or the original expiration date. With respect to outstanding performance-based awards, an award would not be considered a replacement award in respect thereof unless it is converted into a time-based award, with the number of units subject to such replacement award based on (x) the greater of the target value or actual performance at the time of the change in control, if such change in control occurred on or before the last day of the performance period, or (y) actual performance, if such change in control occurred after the end of the performance period.
The Compensation Committee has the authority to settle an award in cash or cash equivalents in an amount equal to the excess of the fair market value of shares of common stock underlying the award (as of a specified date associated with the change in control transaction) over the exercise or base price (if any) of the award. The Compensation Committee may also cancel an award if the fair market value of the shares of common stock does not exceed the exercise or base price (if any) of the award.
Notable Executive Compensation Program Decisions in 2024
Base Salary: We have not increased base salaries for executive officers in 2024.
Annual Incentive - SMBP. Recognizing the importance of improved financial performance for the Company in 2024, the Compensation Committee made the following adjustments to the 2024 SMBP to better align pay with our 2024 financial goals:
•We maintained Adjusted EBITDA as a financial metric and the same Quality Scorecard sub-metrics but revised the weighting from 70% Adjusted EBITDA / 30% Quality Scorecard to 80% / 20%, respectively.
•We added a maximum payout qualifier to the Quality Scorecard metric: target Adjusted EBITDA must be achieved in order to get a 200% payout, otherwise maximum is lowered to 150%.

Executive Compensation Tables
The tables below shows the compensation of our NEOs. The information set forth below with respect to the period prior to the Separation is historical Encompass compensation. The historical Encompass compensation, which was approved by Encompass, has been provided by, or derived from information provided by, Encompass and reflects certain compensation from periods prior to the Separation based upon services performed during such periods.
Summary Compensation Table
The table below sets forth the compensation of our NEOs for the fiscal years ended December 31, 2023, 2022, and 2021, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Barbara A. Jacobsmeyer	2023	850,000	—	1,488,520	535,344	468,563	2,475	3,344,902
President and Chief Executive Officer	2022	873,462	—	5,668,103	382,718	344,505	37,643	7,306,431
	2021	703,846	—	1,303,548	319,295	871,386	143,320	3,341,395
Crissy B. Carlisle	2023	400,001	—	472,480	—	147,000	2,475	1,021,956
Chief Financial Officer	2022	437,970	—	1,026,906	—	108,080	65,614	1,638,570
	2021	319,849	—	173,834	—	318,939	40,410	853,032
Dylan C. Black	2023	329,809	30,000	330,771	—	128,626	—	819,206
General Counsel and Secretary
Julie D. Jolley	2023	390,000	—	368,567	—	143,325	2,475	904,367
Executive Vice President, Home Health	2022	382,491	152,495	811,574	—	105,378	2,288	1,454,226
	2021	318,893	—	353,385	—	225,019	2,822	900,119
Tanya R. Marion	2023	350,002	—	248,082	—	91,875	2,475	692,434
Chief Human Resources Officer	2022	323,078	30,000	499,726	—	67,550	2,288	922,642

(1)Represents time-based restricted stock units, or “RSUs,” and performance-based restricted stock units, or “PSUs,” granted in 2023. Amounts are not an actual dollar amount received by our NEOs in fiscal year 2023, but instead represent the aggregate grant date fair value of the awards granted to each NEO computed in accordance with Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“ASC 718”), assuming the most probable outcome of the performance conditions as of the grant dates (i.e., target performance). With respect to PSUs, the grant date fair value, assuming maximum achievement of the applicable performance objectives, is as set forth in the “Maximum” column of the table set forth in footnote 2 below. All of the values in this column are consistent with the estimate of aggregate compensation expense to be recognized over the applicable vesting period, excluding any adjustment for forfeitures. The assumptions used in the valuations are discussed in Note 9, Stock-Based Payments, to the consolidated financial statements in our 2023 Form 10-K.
(2)The table and additional information below set forth the details of the stock awards to our NEOs in fiscal year 2023. All values in the table below are grant date values computed in accordance with ASC 718.
a.RSUs vest in three substantially equal annual installments beginning on the first anniversary of the date of grant.
b.For the PSU awards, the number of shares earned will be determined at the end of a three-year performance period based on the level of achievement of adjusted free cash flow per share (“FCFPS”) and relative total shareholder return (“rTSR”), weighted 80% and 20% respectively. The FCFPS metric is measured as an average of three, one-year performance periods: 2023, 2024, and 2025. The Compensation Committee will set the annual FCFPS goal for each year of the performance period at the start of such year. rTSR is measured over the full three-year performance period. Consistent with the requirements of ASC 718, the value of the PSUs displayed in the table below, at their minimum, target, and maximum levels, is based on one-third of the full number of shares for which the FCFPS goal was established in fiscal year 2023 and all of the shares for which the rTSR goal was establish in fiscal year 2023. The remaining portions of the 2023 FCFPS PSU award will be linked to FCFPS goals for subsequent fiscal years and will be reported in the Summary Compensation Table for those fiscal years.

	Components of 2023 Stock Awards
	Restricted Stock Units	Performance-Based Restricted Stock Units
Name	($)	Threshold ($)	Target ($)	Maximum ($)
Barbara A. Jacobsmeyer	535,515	476,503	953,005	1,906,010
Crissy B. Carlisle	250,002	111,239	222,478	444,955
Dylan C. Black	175,017	77,877	155,754	311,508
Julie D. Jolley	195,029	86,769	173,538	347,076
Tanya R. Marion	131,259	58,412	116,823	233,647

(3)The values of option awards listed in this column are the grant date fair values computed in accordance with ASC 718. All of the values in this column are consistent with the estimate of aggregate compensation expense to be recognized over the three-year vesting period, excluding any adjustment for forfeitures. The assumptions used in the valuations are discussed in Note 9, Stock-Based Payments, to the consolidated financial statements in our 2023 Form 10-K.
(4)Represents amounts earned under the senior management bonus plan in the corresponding year but paid in the first quarter of the following year.
(5)The items reported in this column for 2023 are for the Company’s matching contribution to the Company’s 401(k) plan.
For an explanation of the amount of salary and annual incentive compensation in proportion to the total compensation of the NEOs, see the section entitled “NEO Target Total Direct Compensation for 2023” in the Compensation Discussion and Analysis.

Grants of Plan-Based Awards During 2023
The following table sets forth grants of plan-based awards to the NEOs during the fiscal year ended December 31, 2023.

									All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards(3) ($)
		Date of Board Approval of Grant	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Barbara A. Jacobsmeyer
Annual Incentive			446,250	892,500	1,785,000	—	—	—	—	—	—	—
PSU	3/1/2023	2/22/2023	—	—	—	24,501	49,001	98,002	—	—	—	953,005
RSU	3/1/2023	2/22/2023	—	—	—	—	—	—	35,001	—	—	535,515
Stock options	3/1/2023	2/22/2023	—	—	—	—	—	—	—	64,113	15.30	535,344
Crissy B. Carlisle									—
Annual Incentive			140,000	280,001	560,001	—	—	—	—	—	—	—
PSU	3/1/2023	2/22/2023	—	—	—	5,720	11,439	22,878	—	—	—	222,478
RSU	3/1/2023	2/22/2023	—	—	—	—	—	—	16,340	—	—	250,002
Dylan C. Black
Annual Incentive			122,500	245,000	490,000	—	—	—	—	—	—	—
PSU	3/1/2023	2/22/2023	—	—	—	4,004	8,008	16,016	—	—	—	155,754
RSU	3/1/2023	2/22/2023	—	—	—	—	—	—	11,439	—	—	175,017
Julie D. Jolley
Annual Incentive			136,500	273,000	546,000	—	—	—	—	—	—	—
PSU	3/1/2023	2/22/2023	—	—	—	4,462	8,923	17,846		—	—	173,538
RSU	3/1/2023	2/22/2023	—	—	—	—	—	—	12,747	—	—	195,029
Tanya R. Marion
Annual Incentive			87,500	175,001	350,002	—	—	—	—	—	—	—
PSU	3/1/2023	2/22/2023	—	—	—	3,004	6,007	12,014	—	—	—	116,824
RSU	3/1/2023	2/22/2023	—	—	—	—	—	—	8,579	—	—	131,259

(1)Represents the range of possible cash awards under the senior management bonus plan (the “SMBP”) as discussed under “Annual Incentives” beginning on page 47. Awards are dependent on results measured against pre-established performance goals. There is a threshold level of performance and the amounts shown in the “maximum” column are 200% of the target amount, which is the maximum possible award payout. Final payments under the SMBP were calculated and paid in the first quarter of 2024 by the Company and are reflected in the Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation.”
(2)Represents the range of possible awards of performance-based restricted stock units, or “PSUs” granted in 2023 under the 2022 Omnibus Performance Incentive Plan (the “Omnibus Plan”). The amounts shown in the “threshold” column are 50% of the target amount, and represents meeting threshold performance for the FCFPS and rTSR performance goals contained in the PSU. Awards could be as low as zero. The amounts shown in the “maximum” column are 200% of the target amount, which is the maximum possible award payout. The PSUs are described in footnote 2 of the Summary Compensation Table. ASC 718 requires the Company to account for only the portion of the award that is linked to FCFPS for which the applicable goal was established in 2023, as well the entire portion of the award that is linked to the rTSR for which the performance goals for the full three-year period were established in 2023. The remaining portions of the award are linked to FCFPS goals that will be established in subsequent fiscal years and will be reported in the Grant of Plan-Based Awards table for those fiscal years.
(3)Amounts are not an actual dollar amount received by our NEOs in fiscal year 2023, but instead represent the aggregate grant date fair value of the equity awards calculated in accordance with ASC 718.

Outstanding Equity Awards at December 31, 2023

	Option Awards(1)				Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Name	Exercisable	Unexercisable
Barbara A. Jacobsmeyer
	19,204	—	17.13	2/24/2027	—	—	—	—
	29,948	—	21.83	3/1/2028	—	—	—	—
	35,091	—	25.88	3/1/2029	—	—	—	—
	42,459	—	31.06	3/2/2030	—	—	—	—
	27,310	13,655	32.62	3/2/2031	—	—	—	—
	18,185	36,377	26.94	3/1/2032	—	—	—	—
	—	64,113	15.30	3/1/2033	—	—	—	—
	—	—	—	—	289,925	3,000,724	105,001	1,086,760
Crissy B. Carlisle
	—	—	—	—	53,573	554,481	24,510	253,679
Dylan C. Black
	—	—	—	—	11,439	118,394	17,158	177,585
Julie D. Jolley
	—	—	—	—	42,589	440,796	19,119	197,882
Tanya R. Marion
	—	—	—	—	24,474	253,306	12,869	133,194
(1) Options vest in three equal annual installments beginning on the first anniversary of the grant date and the expiration date of each option occurs 10 years after the grant date.
(2) The amounts shown represent unvested RSAs and RSUs. Individual vesting dates are detailed below.
(3) The market value reported was calculated by multiplying the closing price of our common stock on the last trading day of 2023, $10.35, by the number of shares set forth in the preceding column.
(4) The amounts shown represent outstanding PSUs held by the NEOS. These PSUs vest March 1, 2026, following a three-year performance period from 2023-2024 and are represented at target performance.

	RSA Vestings after 12/31/2023
Name	2/24/2024	2/25/2024	7/1/2024	2/25/2025	7/1/2025	7/1/2026
Barbara A Jacobsmeyer	3,239	20,787	—	20,788	65,963	65,964
Crissy B. Carlisle	691	2,584	5,497	2,586	10,994	—
Julie D. Jolley	609	2,068	4,288	2,068	8,576	—
Tanya R. Marion	—	1,164	2,886	1,166	5,772	—

	RSU Vestings after 12/31/2023
Name	1/1/2024	3/1/2024	1/1/2025	3/1/2025	3/1/2026
Barbara A Jacobsmeyer	37,334	11,667	40,849	11,667	11,667
Crissy B. Carlisle	3,985	5,446	10,896	5,446	5,448
Dylan C. Black	—	3,812	—	3,813	3,814
Julie D. Jolley	3,515	4,249	8,718	4,249	4,249
Tanya R. Marion	—	2,859	4,907	2,860	2,860

Options Exercises and Stock Vested in 2023
The following table sets forth information regarding the exercise of options and the vesting of shares held by our NEOs in 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Barbara A. Jacobsmeyer
RSAs	—	—	27,039	416,647
RSUs	—	—	24,341	320,328
Crissy B. Carlisle
RSAs	—	—	9,391	123,272
RSUs	—	—	2,503	32,939
Dylan C. Black
RSAs	—	—	—	—
RSUs	—	—	—	—
Julie D. Jolley
RSAs	—	—	14,244	157,400
RSUs	—	—	2,294	30,189
Tanya R. Marion			—	—
RSAs	—	—	4,047	51,045
RSUs	—	—	—	—
(1) No stock option exercises in 2023.
(2) The dollar amounts are based on the market value on the date of vesting.
Potential Payments upon Termination or Change in Control
The following tables describe the potential payments and benefits under the Company’s compensation and benefit plans and arrangements to which the NEOs would be entitled upon termination of employment by us without “cause,” by the executive for “good reason” or “retirement,” or due to death or “disability,” or in the event of a “change in control,” as such terms are defined in the applicable arrangements (as summarized below).
There are no payments or benefits due in the event of a termination of employment by us for cause. As previously discussed, our Change in Control Benefits Plan does not provide cash benefits unless there is an associated termination of employment. Due to the numerous factors involved in estimating these amounts, the actual value of benefits and amounts to be paid can only be determined upon termination of employment. In the event an NEO breaches or violates the restrictive covenants contained in the awards under the Omnibus Plan, Executive Severance Plan, or the Executive Change in Control Benefits Plan certain of the amounts described below may be subject to forfeiture and/or repayment.
Additionally, the Executive Severance Plan and the Change in Control Benefits Plan provide that as a condition to receipt of any payment or benefits all participants must enter into a nonsolicitation, noncompete, nondisclosure, nondisparagement, and release agreement, which provides for: (1) full vesting of any unvested awards (other than options and SARs, which shall terminate and be forfeited) upon the participant's death or disability; and (2) prorated vesting (based on the number of full months from the grant date to the date of the participant's retirement) of any unvested awards (other than options and SARs, which shall terminate and be forfeited) upon the participant's retirement, in each case with any performance-based awards subject to the attainment of the applicable performance objectives (which may be waived or modified by the Compensation Committee as set forth in the Omnibus Plan).
For additional discussion of the material terms and conditions, including payment triggers, see “Severance Arrangements” beginning on page 53. An executive cannot receive termination benefits under more than one of the plans or arrangements identified below. The death, disability, and retirement benefits described below are governed by the terms of the awards under our Omnibus Plans. The following table assumes the listed triggering events occurred on December 31, 2023.

Table Illustrating Potential Payments upon Termination or Change in Control
The following tables provide information regarding the benefits to which each NEO would be entitled in the event of termination of such NEO’s employment with our Company under specified circumstances, including in connection with a change in control. Except as otherwise noted, the amounts shown (1) are estimates only, and (2) assume that (a) termination was effective as of December 29, 2023 (in which case we would anticipate giving credit for the full calendar year for purposes of any proration calculations) and (b) in the case of a change in control, replacement awards are provided and the NEO terminates for “good reason” or is involuntarily terminated without cause immediately following the change in control. These amounts are based on the NYSE closing price of our common stock on December 29, 2023, which was $10.35. This table does not include the value of pro-rated annual incentive awards under the SMBP for the year of termination, as such awards would be deemed to have been earned by their terms as of the last business day of the fiscal year.

		Triggering Event
Name	Element of Severance	Without Cause or For Good Reason (no Change in Control)	Disability	Death	Retirement(1)	Without Cause or For Good Reason (in Connection with Change in Control)
Barbara A. Jacobsmeyer	Cash Severance(2)	$2,125,000	-	-	-	$3,552,618
	Health & Welfare Benefits(3)	$23,685	-	-	-	$23,685
	Acceleration of Unvested Equity Awards(4)	$1,879,149	$4,087,484	$4,087,484	$1,879,149	$4,087,484
	Total	$4,027,834	$4,087,484	$4,087,484	$1,879,149	$7,663,787
Crissy B. Carlisle	Cash Severance(2)	$700,002	-	-	-	$1,017,346
	Health & Welfare Benefits(3)	$15,790	-	-	-	$15,790
	Acceleration of Unvested Equity Awards(4)	$333,624	$808,159	$808,159	$333,624	$808,159
	Total	$1,049,416	$808,159	$808,159	$333,624	$1,841,295
Dylan C. Black	Cash Severance(2)	$612,500	-	-	-	$1,041,250
	Health & Welfare Benefits(3)	$15,266	-	-	-	$15,266
	Acceleration of Unvested Equity Awards(4)	$73,995	$295,979	$295,979	$73,995	$295,979
	Total	$701,761	$295,979	$295,979	$73,995	$1,352,495
Julie D. Jolley	Cash Severance(2)	$682,500	-	-	-	$947,423
	Health & Welfare Benefits(3)	$15,510	-	-	-	$15,510
	Acceleration of Unvested Equity Awards(4)	$266,940	$638,678	$638,678	$266,940	$638,678
	Total	$964,950	$638,678	$638,678	$266,940	$1,601,611
Tanya R. Marion	Cash Severance(2)	$612,504	-	-	-	$730,716
	Health & Welfare Benefits(3)	$15,790	-	-	-	$15,790
	Acceleration of Unvested Equity Awards(4)	$143,587	$386,500	$386,500	$143,587	$386,500
	Total	$771,881	$386,500	$386,500	$143,587	$1,133,006
(1) None of our NEOs are currently retirement eligible, but amounts reflected in the foregoing table assume the executive is retirement eligible.
(2) “Without Cause or For Good Reason (no Change in Control)” amount equals 2.50x (CEO) or 1.75x (other NEOs) of base salary and “Without Cause or For Good Reason (in Connection with Change in Control)” amount equals 2.50x (CEO) or 1.75x (Other NEOs) base salary plus average actual bonus (based on prior 3 years).
(3) Amount equals 18 months (CEO) or 12 months (other NEOs) of monthly employer-paid benefit.
(4) Amount in the “Without Cause or For Good Reason (no Change in Control)” column represents the value of accelerated equity awards as provided under the Executive Severance Plan; amounts in “Disability,” “Death,” and “Retirement” columns represent the value of accelerated equity awards as provided under the Omnibus Plan; and amount in the “Without Cause or For Good Reason (in Connection with Change in Control)” column represents the value of accelerated equity awards as provided under the Change in Control Benefits Plan (in each case, assuming target level of performance for any performance-based awards).

Definitions
“Cause,” as defined the Executive Severance Plan and Change in Control Benefits Plan and unless otherwise set forth in an individual agreement, means, in general terms:
(i)the Company’s procurement of evidence of the participant’s act of fraud, misappropriation, or embezzlement with respect to the Company or any of its subsidiaries;
(ii)the Participant’s indictment for, conviction of, or plea of guilty or no contest to, any misdemeanor involving moral turpitude or any felony (other than a minor traffic violation);
(iii)the suspension or debarment of the participant or of the Company or its affiliates from participation in any Federal or state health care program as a result of any willful or grossly negligent act or omission of the participant in connection with his or her employment with the Company or any of its subsidiaries;
(iv)the participant’s admission, or a finding by a court or the SEC (or a similar state agency), of liability for the violation of any securities laws, other than those that are noncriminal;
(v)a formal indication that the participant is a target or the subject of any investigation or proceeding into the actions or inactions of the participant for a violation of any securities laws (other than those that are noncriminal);
(vi)the participant’s failure after reasonable prior written notice from the Company or any of its subsidiaries to comply with any valid and legal directive of the Chief Executive Officer of the Company or the Board that is not remedied within 30) days of the participant being provided written notice thereof from the Company;
(vii)any willful or gross misconduct by the participant in connection with the participant’s duties to the Company that could reasonably be expected to be materially injurious to the financial condition or business reputation of the Company or its affiliates; or
(viii)other than as provided in clauses (i) through (vii) above, the participant’s breach of any material provision of any employment agreement or other material agreement with the Company, if applicable, or the participant’s breach of or failure to perform the material duties and responsibilities of the participant’s job, that is not remedied within 30 days or repeated breaches of a similar nature.
“Change in Control” (as defined in the Change in Control Benefits Plan), means, in general terms:
(i)the acquisition by any person or group of beneficial ownership of 30% or more of either the then‑outstanding shares of common stock or the combined voting power of the Company’s then-outstanding voting securities subject to certain exceptions; or
(ii)during any 24 month period, the individuals who at the beginning of such period constituted the Board, or the “Incumbent Board,” cease for any reason to constitute at least a majority of the Board (any person becoming a director in the future whose election, or nomination for election, was approved by a vote of at least a majority of the directors then constituting the Incumbent Board shall be considered as though such person were a member of the Incumbent Board); or
(iii)the consummation of a merger or consolidation of the Company with or into another person or the merger of another person with or into the Company, or the sale of all or substantially all the assets of the Company to another person, other than a transaction following which (A) in the case of a merger or consolidation transaction, holders of securities that represented 100% of the combined voting power immediately prior to such transaction own at least a majority of the combined voting power immediately after such transaction and (B) in the case of an asset sale, each transferee is owned by holders of securities that represented at least a majority of the combined voting power immediately prior to such sale; or
(iv)a liquidation or dissolution of the Company or the adoption of a plan of liquidation or dissolution of the Company.

“Good Reason,” as defined in the Executive Severance Plan, means, in general terms and subject to an applicable notice and cure period:
(i)assignment of a position that is of a lesser rank than held by the participant prior to the assignment and that results in a material adverse change in such participant’s reporting position, duties or responsibilities or title or elected or appointed offices as in effect immediately prior to the effective date of such change;
(ii) a material reduction in such participant’s “total compensation” from that in effect immediately prior to the effective date of such reduction, where “total compensation” means the sum of base salary, target bonus opportunity and the opportunity to receive compensation in the form of equity in the Company, subject to certain exceptions; or
(iii)any change of more than 50 miles in the location of the principal place of employment of such participant immediately prior to the effective date of such change.
The Good Reason definition in the Change in Control Benefits Plan is substantially the same as the definition set forth above, provided that such definition also includes as triggers: (1) in the case of an executive officer of the Company, ceasing to be an executive officer of a company with securities registered under the Exchange Act and (2) any change in a participant’s status as a Tier 1 or Tier 2 participant under such plan to a status that provides a lower benefit under such plan during the applicable change in control protection period.
“Retirement” means the voluntary termination of employment by a participant after attaining (a) age 65 or (b) in the event that the participant, as defined in the Omnibus Plan, been employed for 10 or more years on the date of termination, age 60.

CEO Pay Ratio
SEC regulations require that we provide a comparison of the annual total compensation of Barb Jacobsmeyer, our President and Chief Executive Officer in 2023, to the annual total compensation of our median employee. For purposes of providing the comparison in accordance with SEC regulations, we identified a “median employee” and compared Ms. Jacobsmeyer’s annual total compensation to that of the median employee for our last completed fiscal year, 2023.
•Ms. Jacobsmeyer’s annual total compensation was $3,344,902.
•Our median employee’s annual total compensation was $55,994.
•The ratio of Ms. Jacobsmeyer’s annual total compensation to our median employee’s annual total compensation was approximately 60:1.
As of December 31, 2023, we employed over 10,800 employees. We identified the median employee in 2023 by ranking the total compensation based on W-2 Box 1 “Wages, Tips and Other Compensation” amounts for all employees, excluding Ms. Jacobsmeyer, who were employed by the Company on December 31, 2023. We annualized compensation for all permanent employees who joined the Company during 2023. Annual total compensation for the median employee is calculated in the same manner as the amount set forth in the “Total” column in the Summary Compensation Table. We believe the pay ratio information set forth above constitutes a reasonable estimate, calculated in a manner consistent with the applicable SEC regulations.
The composition of our workforce greatly impacts this ratio. Approximately 28% of our workforce consists of employees working less than full-time, which is a common employment arrangement in the healthcare services sector. Flexible staffing arrangements that fit employees’ needs allow us to attract and retain well-qualified employees. However, in accordance with applicable rules, we did not make any full-time equivalent adjustments for any such employees.
Because other companies may use different methodologies to identify their median employees, the pay ratio set forth above may not be comparable to the pay ratios used by other companies.

Pay Versus Performance (PVP)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid (“CAP”) to our named executive officers (“NEOs”) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC. As permitted by Item 402(v) of Regulation S-K, we are providing such disclosure for only 2022 and 2023 only, because we were not required to report pursuant to Section 13(a) or 15(d) of the Exchange Act prior to 2022. You should refer to the “Compensation Discussion and Analysis” in this proxy statement for further discussion of how executive compensation relates to Company performance and how the Compensation Committee makes its decisions.

Fiscal Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for non-PEO NEOs(2)	Average Compensation Actually Paid to non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income ($ millions)(6)	Adjusted EBITDA ($ millions)(7)
					Total Shareholder Return	Peer Group Total Shareholder Return(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$3,344,902	$1,623,393	$859,491	$608,623	$45.51	$104.88	$(79.0)	$97.6
2022	$7,306,431	$3,576,015	$1,163,613	$709,649	$57.87	$99.72	$(38.3)	$149.3

(1) Ms. Jacobsmeyer served as our Principal Executive Officer (PEO) for each of 2022 and 2023. Our non-PEO NEOs (Non-PEO NEOs for 2023 were Mses. Carlisle, Jolley, and Marion and Mr. Black, and our Non-PEO NEOs for 2022 were Mses. Carlisle, Jolley, Kalvaitis, and Marion and Mr. Knight.
(2) Amounts reported represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for each respective year in the case of our PEO and (ii) the average of the total compensation reported in the SCT for each respective year for our Non-PEO NEOs for such years.
(3) The following amounts were deducted from / added to the SCT total compensation in accordance with the SEC-mandated adjustments to calculate CAP to our PEO and average CAP to our Non-PEO NEOs. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.
PEO SCT Total to CAP Reconciliation

Fiscal Year	2023
SCT Total	$3,344,902
– Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(1,488,520)
– Grant Date Fair Value of Option Awards Granted in Fiscal Year	(535,344)
± Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	909,496
± Change in Fair Value (from Prior Year-End to Covered Year-End) of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(768,198)
± Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—
± Change in Fair Value (from Prior Year-End to Vesting Date) of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	161,057
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
+ Dividends or Other Earnings Paid on Stock Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	—
Compensation Actually Paid to PEO (column (c))	$1,623,393

Non-PEO NEO Average SCT Total to Average CAP Reconciliation

Fiscal Year	2023
Average SCT Total	$859,491
– Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(354,975)
– Grant Date Fair Value of Option Awards Granted in Fiscal Year	—
± Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	170,537
± Change in Fair Value (from Prior Year-End to Covered Year End) of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(58,286)
± Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—
± Change in Fair Value (from Prior Year-End to Vesting Date) of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(8,144)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
+ Dividends or Other Earnings Paid on Stock Awards in the Fiscal Year Prior to the Vesting Date that are not otherwise included in the Total Compensation for the Fiscal Year	—
Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$608,623

(4) Pursuant to rules of the SEC, total shareholder return (TSR) assumes $100 was invested on July 1, 2022 (i.e., the date we became a publicly traded company) in our common stock or the common stock of the Peer Group (as defined below), as applicable.
(5) The peer group for which TSR is provided in column (g) is the S&P Health Care Service Select Constituents Industry Index, (the Peer Group) which is used for the Company’s stock performance chart in the 2023 Form 10-K.
(6) Net income (loss) for periods prior the Separation is attributable to Encompass’ home health and hospice segment.
(7) Adjusted EBITDA is a non-GAAP measure and calculated as GAAP Net income (loss) adjusted to exclude (i) income tax (benefit) expense, (ii) interest expense and amortization of debt discounts and fees, (iii) depreciation and amortization, (iv) gains or losses on disposal or impairment of assets or goodwill, (v) stock‑based compensation, (vi) net income attributable to noncontrolling interest, (vii) unusual or nonrecurring items not typical of ongoing operations, and (viii) gain on consolidation of joint venture formerly accounted for under the equity method of accounting.

Pay Versus Performance Relationship Descriptions
The chart below illustrates the relationship between the PEO CAP and Non-PEO NEO average CAP amounts and the Company’s and Peer Group’s TSR during 2022 - 2023 assuming a $100 initial investment on July 1, 2022.

CAP vs. TSR
Compensation Actually Paid (CAP) ($ millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment
2022
2023
PEO CAP
Non-PEO NEO Avg. CAP
Enhabit TSR
Peer Group TSR

The charts below illustrate the relationship between the PEO CAP and Non-PEO NEO average CAP amounts and the Company’s Net Income and Adjusted EBITDA during 2022 - 2023.

CAP vs. Net Income (Loss)
Compensation Actually Paid (CAP) ($ millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.0
$(10.0)
$(20.0)
$(30.0)
$(40.0)
$(50.0)
$(60.0)
$(70.0)
$(80.0)
$(90.0)
Net Income (Loss) ($ millions)
2022
2023
PEO CAP
Non-PEO NEO Avg. CAP
Net Income (Loss)

CAP vs. Adjusted EBITDA
Compensation Actually Paid (CAP) ($ millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Adjusted EBITDA ($ millions)
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
2022
2023
PEO CAP
Non-PEO NEO Avg. CAP
Adjusted EBITDA

Tabular List of Most Important Performance Measures
The following table lists the three financial performance measures that we believe represent the most important financial performance measures the Company used to link CAP to our NEOs for fiscal 2023 to our performance as further described in our “Compensation Discussion and Analysis” in this proxy statement within the sections titled “Annual Incentives” and “Long-Term Incentives.”

Most Important Performance Measures
Adjusted EBITDA
Adjusted Free Cash Flow per Share
Relative Total Shareholder Return

Equity Compensation Plan Information
The following table sets forth, as of December 31, 2023, information concerning compensation plans under which our securities are authorized for issuance. The table does not reflect grants, awards, exercises, terminations, or expirations since that date. All share amounts and exercise prices have been adjusted to reflect stock splits that occurred after the date on which any particular underlying plan was adopted, to the extent applicable.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
	(a)(#)	(b)($)	(c)(#)
Equity compensation plans approved by security holders	1,425,308	24.44	4,843,604
Equity compensation plans not approved by security holders	—	—	—
Total	1,425,308	24.44	4,843,604

(1) Includes shares of our common stock to be issued under PSUs outstanding under the Omnibus Plan assuming we meet the target performance goals for the applicable three-year performance period.
(2) Represents the weighted-average exercise price of outstanding stock options only and excludes PSU and RSU awards because those awards do not have an exercise price.
(3) Represents the number of securities available for future issuance under the Omnibus Plan (which permits the grant of many types of awards, including awards other than options, warrants and rights).
2022 Omnibus Performance Incentive Plan
Our stockholders approved the Omnibus Plan to permit the grant of stock options, restricted stock, stock appreciation rights, deferred stock, other stock-based awards and cash-settled awards, including our SMBP awards, to our directors, executives and other key employees as determined by our Board or Compensation & Human Capital Committee in accordance with the terms of the plan and evidenced by an award agreement with each participant. The Omnibus Plan has an expiration date of July 1, 2032. Any awards under the Omnibus Plan must have a purchase price or an exercise price not less than the fair market value of such shares of common stock on the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
All related party transactions must be approved in accordance with our written Related Party Transactions Policy. As defined in our Related Party Transaction Policy, a “related party” is any executive officer, Board member, or director nominee; any immediate family member of an executive officer, Board member, or director nominee; or any beneficial owner of more than 5% of any class of the Company’s voting securities. A related party transaction is a transaction or relationship in which the Company or any of its subsidiaries is a participant, and any related party has or will have a direct or indirect interest. Pursuant to our Related Party Transaction Policy, the Board has determined that certain transactions do not constitute related party transactions. These include:
•compensation of the executive officers and Board members, including the reimbursement of reasonable business and travel expenses incurred in the ordinary course of business;
•any transaction involving indemnification or advancement of expenses made pursuant to the Company’s certificate of incorporation, bylaws, or an agreement approved by the Board;
•any transaction with another firm, corporation or entity at which a related party’s only relationship is as an employee of such other firm, corporation or entity, provided the aggregate amount involved does not exceed the greater of $1 million or 1% of such other company’s annual consolidated gross revenues;
•any transaction with another firm, corporation or entity at which a related party’s only relationship is as a director or as the owner together with any other related party of less than a ten percent equity or limited partnership interest in the entity (and none of such related parties serves as a general partner);
•any transaction in which the related party’s interest arises solely from ownership of securities issued by the Company and all holders of such securities receive the same benefits pro rata as the related party; and
•any transaction involving a related party where the rates or charges involved are determined by competitive bids.
Each director, director nominee and executive officer is responsible for providing prompt written notice to the General Counsel of any potential related party transaction. If the General Counsel determines that the proposed transaction is a related party transaction, it is submitted to the Nominating & Corporate Governance Committee (the “Committee”) for review and approval. The Committee may determine either to permit the related party transaction or prohibit it, if such transaction is inconsistent with the interests of the Company and its stockholders. The Committee considers, among other matters, whether a transaction between a related party and the Company presents any inappropriate conflicts of interest or impairs the “independence” of an outside director, or both. Any member of the Committee who has an interest in the transaction under discussion must abstain from voting on the approval of the related party transaction. In addition, the Committee or its chairperson may determine that a related party transaction should be brought before the Board, and the Board may in any case elect to review any such matter.
Since the beginning of our last fiscal year, there have been no related party transactions between the Company and a related party that would be reportable under SEC rules or regulations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of May 20, 2024 by (1) each person who is known by us to own beneficially more than 5% of the outstanding shares of our common stock, (2) each of our directors, (3) each of our named executive officers, and (4) all of our directors and executive officers as a group. Percentage of ownership is based on 50,155,417 shares of common stock outstanding as of May 20, 2024.

Name	Common Shares Beneficially Owned(1)		Percent of Class
Greater Than 5% Beneficial Owners
BlackRock, Inc.	8,094,739	(2)	16.1%
The Vanguard Group	5,706,087	(3)	11.4%
Deerfield Mgmt, L.P.	4,997,746	(4)	10.0%

Non-Employee Directors(6)
Leo I. Higdon, Jr., Chairperson	37,702	(5)	*
Jeffrey W. Bolton	52,299		*
Tina L. Brown-Stevenson	22,347		*
Yvonne M. Curl	30,310		*
Charles M. Elson	34,771		*
Erin P. Hoeflinger	30,399		*
Susan A. La Monica	35,797		*
John E. Maupin, Jr.	30,092		*
Stuart M. McGuigan	14,599		*
Gregory S. Rush	29,299		*
Barry P. Schochet	21,924		*
L. Edward Shaw, Jr.	51,691		*
Named Executive Officers(6)
Barbara A. Jacobsmeyer	643,182	(7)	1.3%
Crissy B. Carlisle	88,342		*
Dylan C. Black	25,471		*
Julie D. Jolley	71,429		*
Tanya R. Marion	44,375		*
All directors and executive officers as a group (19 total)	1,332,222	(5)(7)	2.7%

* Less than 1%.
(1)According to the rules adopted by the SEC, a person is a beneficial owner of securities if the person or entity has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, conversion of a security or otherwise. Unless otherwise indicated, each person or entity named in the table has sole voting and investment power, or shares voting and investment power, with respect to all shares of stock listed as owned by that person.
(2)Based on a Schedule 13G/A filed with the SEC on January 22, 2024, BlackRock, Inc. (parent holding company/control person) reported, as of December 31, 2023, beneficial ownership of 8,094,739 shares, with sole voting power for 7,956,961 shares and sole investment power for 8,094,739 shares. This holder is located at 50 Hudson Yards, New York, NY 10001.
(3)Based on a Schedule 13G/A filed with the SEC on February 13, 2024, The Vanguard Group (investment adviser) reported, as of December 31, 2023, beneficial ownership of 5,706,087 shares, with shared voting power for 31,940 shares, sole investment power for 5,632,412 shares, and shared investment power for 73,645 shares. This holder is located at 100 Vanguard Blvd., Malvern, PA 19355.
(4)Based on a Schedule 13G/A filed with the SEC on February 12, 2024, Deerfield Mgmt, L.P. (parent holding company/control person) reported, as of December 31, 2023, beneficial ownership of 4,997,746 shares, with shared voting and investment power for 4,997,746 shares. This holder is located at 345 Park Avenue South, 12th Floor, New York, NY 10010.
(5)Includes 7,926 shares indirectly beneficially owned in a family trust.
(6)The address of our directors and executive officers is c/o Enhabit, Inc., 6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206.
(7)Includes 172,197 shares issuable upon exercise of options.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during 2023, except those that were disclosed in our Form 10-K/A for the year ended December 31, 2022, filed on May 1, 2023, which were not timely filed.

EXECUTIVE OFFICERS
The following table lists all of our executive officers. Each of our executive officers will hold office until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

Name	Age	Position	Since
Barbara A. Jacobsmeyer	58	President and Chief Executive Officer; Director	6/2021
Crissy B. Carlisle	52	Chief Financial Officer	8/2021
Dylan C. Black	56	General Counsel and Secretary	1/2023
Julie D. Jolley	52	Executive Vice President of Home Health	5/2019
Jeanne L. Kalvaitis	67	Executive Vice President of Hospice	6/2022
Ronald L. (Bud) Langham, Jr.	47	Executive Vice President of Clinical Excellence and Strategy	12/2021
Tanya R. Marion	50	Chief Human Resources Officer	1/2022
Executive Biographies
Barbara A. Jacobsmeyer, President and CEO
Ms. Jacobsmeyer’s biography is included in “Proposal 1 - Election of Directors” section above.
Crissy B. Carlisle, Chief Financial Officer
Ms. Carlisle has served as Chief Financial Officer of Enhabit since August 2021. Prior to that, she served as Encompass’ Chief Investor Relations Officer since September 2015. Ms. Carlisle joined Encompass in February 2005 as the director of SEC reporting and was promoted to Vice President of Financial Reporting in August 2005. Prior to joining Encompass, Ms. Carlisle served as a Director at FTI Consulting within the Corporate Recovery Division and additionally as a manager within PricewaterhouseCoopers’ audit practice. She received her bachelor’s degree in accounting from the University of Alabama and her master’s degree in business administration from Duke University’s Fuqua School of Business. Ms. Carlisle currently serves as a Vice President on the International Council of Gamma Phi Beta.
Dylan C. Black, General Counsel and Secretary
Mr. Black has served as General Counsel and Secretary of Enhabit since January 2023. Prior to that, he was a Partner at the law firm Bradley Arant Boult Cummings LLP in Birmingham, Alabama, where he practiced from 1998 to 2022. Before his career in private practice, Mr. Black clerked for the Hon. Harry W. Wellford on the United States Court of Appeals for the Sixth Circuit in Memphis, Tennessee. Mr. Black received his bachelor's degree in government from Harvard College and his law degree from the University of Virginia School of Law.
Julie D. Jolley, Executive Vice President of Home Health
Ms. Jolley has been with Enhabit (previously Encompass Home Health) since 2000 and has served in her current role as Executive Vice President of Home Health of Enhabit since May 2019. Prior to that, she served in several roles with increasing responsibility, including, as a Regional Vice President and then Regional President. Prior to joining Enhabit, Ms. Jolley was a registered nurse with experience in a variety of practice settings. She received her bachelor’s degree in nursing from Chamberlain University. Ms. Jolley leverages more than 30 years of healthcare experience.
Jeanne L. Kalvaitis, Executive Vice President of Hospice
Ms. Kalvaitis has served as Executive Vice President of Hospice of Enhabit since June 2022. Prior to joining Enhabit, she served as Vice President Hospice Operations and Divisional Vice President Clinical Services for Compassus, a hospice and palliative care provider in Fort Worth, Texas, from 2019 to 2021, where she worked on the transition of Ascension at Home hospice agencies after their acquisition by Compassus. Prior to holding that position, Ms. Kalvaitis served as Enhabit’s Vice President Clinical Services from 2014 to 2019 and held numerous positions at Vitas Healthcare Corporation from 1990 to 2014, including Vice President Operations, Vice President Business Development, and Senior General Manager. Ms. Kalvaitis is a registered nurse in Texas and Connecticut and has experience in a variety of practice settings prior to assuming the above administrative roles. Ms. Kalvaitis thus brings more than 30 years of healthcare administrative experience to her leadership of our hospice segment. She received her bachelor’s degree in nursing from the University of

Texas at El Paso and her diploma in nursing from St. Vincent’s Medical Center School of Nursing in Bridgeport, Connecticut.
Ronald L. (Bud) Langham, Jr., Executive Vice President of Clinical Excellence and Strategy
Mr. Langham joined Enhabit (previously Encompass Home Health) in October 2008 and has served in his current role as Executive Vice President of Clinical Excellence and Strategy since December 2021. Prior to that, he served in several roles with increasing responsibilities including, Chief Strategy and Innovation Officer and Chief Clinical Officer of Encompass Home Health. He is a physical therapist by training and has direct patient care and leadership experience in a variety of acute and post-acute settings. Mr. Langham received his degree in physical therapy from the University of Oklahoma Health Sciences Center and a Master’s Degree in Business Administration from the University of Oklahoma. He is an active member of the American Physical Therapy Association and has served on multiple technical expert panels for the Centers for Medicare and Medicaid Services.
Tanya R. Marion, Chief Human Resources Officer
Ms. Marion has served as Chief Human Resources Officer of Enhabit since January 2022. Prior to joining Enhabit, she served as the Chief Human Resources Officer – Operations of Mercy Health, a not-for-profit health care system in St. Louis, Missouri, from 2017 to 2022. Prior to that, she served in a variety of human resources leadership roles with increasing responsibility at Mercy Health from 2007 to 2017. She received her bachelor’s degree in business management from Missouri State University and her master’s degree in management and leadership from Western Governors University.

GENERAL INFORMATION
Other Business
We know of no other matters to be submitted at the 2024 Annual Meeting. By submitting the proxy, the stockholder authorizes the persons named on the proxy to use their discretion in voting on any matter brought before the 2024 Annual Meeting.
Annual Report to Stockholders
A copy of our 2023 Form 10-K is being mailed concurrently with this proxy statement to stockholders who have requested hard copies previously and are entitled to notice of and to vote at the 2024 Annual Meeting. Our annual report to stockholders is not incorporated into this proxy statement and will not be deemed to be solicitation material. A copy of our 2023 Form 10-K is available without charge from the “Investors” section of our website at https://investors.ehab.com. Our 2023 Form 10-K is also available in print to stockholders without charge and upon request, addressed to Enhabit, Inc., 6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206, Attention: Investor Relations.
Proposals for 2025 Annual Meeting of Stockholders
Under SEC rules, if you want us to include a proposal in our proxy statement for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, you must submit it by mail or courier service and addressed to Enhabit, Inc., 6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206, Attention: Corporate Secretary, by February 10, 2025. Any such proposal should comply with the requirements of Rule 14a-8.
Under our Bylaws, a stockholder wishing to bring director nominations or other business before an annual meeting outside of the Rule 14a-8 process is required to provide advance written notice to the Corporate Secretary at the principal executive offices of the Company regarding such nominations or other business and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely for purposes of the 2025 Annual Meeting, such notice must be delivered to or be mailed and received by the Secretary no earlier than March 27, 2025 and no later than April 26, 2025. However, if the 2025 Annual Meeting is not within 30 days before or after anniversary date of the 2024 Annual Meeting, in order to be timely, such notice must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.
In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees), which notice must be postmarked or transmitted electronically to Enhabit at its principal executive offices no later than 60 calendar days prior to the anniversary date of the 2024 Annual Meeting (for the 2025 Annual Meeting, no later than May 26, 2025). However, if the date of the 2025 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by Enhabit.
Cost of This Proxy Solicitation
We are making this solicitation and will pay the entire cost of, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone. The regular employees will be administrative personnel. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.
In addition, we have retained MacKenzie Partners, Inc. (“MacKenzie”), a proxy solicitation firm, to assist us in the solicitation of proxies. Under the agreement with MacKenzie, MacKenzie will receive an estimated fee of $325,000, plus the reimbursement of reasonable expenses. MacKenzie expects that approximately 25 of its employees will assist in the solicitation. We have also agreed to indemnify MacKenzie against certain liabilities relating to, or arising out of, its retention. MacKenzie will solicit proxies by mail, telephone, facsimile, and email. We will also request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of the underlying shares as of the record date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice.
Our aggregate expenses, including those of our outside legal counsel and other outside advisors, related to our solicitation of proxies in excess of expenses normally spent for an annual meeting in which there is not a proxy contest, and excluding salaries and wages of our regular employees and officers, are expected to be approximately $2,800,000, of which approximately $1,200,000 has been incurred as of the date of this Proxy Statement.
If you choose to access the proxy materials or vote over the internet, you are responsible for internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will request banks, brokers, nominees, custodians, and other fiduciaries who hold shares of our stock in street name, to forward these proxy solicitation materials to the beneficial owners of those shares and we will reimburse the reasonable out-of-pocket expenses they incur in doing so.
Householding of Annual Meeting Materials
We are sending only one notice or one proxy statement and annual report to the address of multiple stockholders having the same address unless we have received contrary instructions from any stockholder. This practice, known as “householding,” saves paper and reduces printing and mailing costs. If any stockholder residing at such an address wishes to receive an individual copy of the materials, please contact our Corporate Secretary at 6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206, or call 1-887-330-7657. Conversely, if you are receiving multiple copies of these disclosure documents and wish to receive only one copy, you should contact your bank or broker for information regarding householding of disclosure documents and to request a change in delivery status.
Website
This proxy statement contains references to Enhabit’s website. Our website is not and shall not be deemed to be a part of this proxy statement by reference or otherwise incorporated into any other filings we make with the SEC.
Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains historical information, as well as forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that involve known and unknown risks and relate to, among other things, future events, projections, financial guidance, legislative or regulatory developments, strategy or growth opportunities, our future financial performance, our projected business results, or our projected capital expenditures. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, the reader can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. Any forward-looking statement speaks only as of the date of this report, and the Company undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties, many of which are beyond our control. Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. Our Annual Report on Form 10-K for the year ended December 31, 2023 dated March 15, 2024, as amended by the Company’s 10-K/A filed on April 26, 2024, both of which can be found on the Company’s website at https://investors.ehab.com, discusses risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this report.

Appendix A
Additional Information Regarding Participants in the Solicitation
Under applicable SEC rules and regulations, members of our Board, including the Company nominees, and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2024 Annual Meeting. The following sets forth certain information about such persons (the “Participants”).
Directors and Nominees
For more information on the names, ages, and principal occupations of the Company’s directors and director nominees who are Participants, please see “Proposal No. 1: Election of Directors” section of this Proxy Statement. Other than as set forth in this Appendix A or elsewhere in this Proxy Statement, the business address for the Company’s directors and director nominees is c/o Enhabit, Inc., 6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206. Leo I. Higdon, Jr., Yvonne M. Curl, John E. Maupin, Jr. and L. Edward Shaw, Jr., are directors who are Participants but not standing for re-election as Company nominees, and their principal occupations are members of the Board.
Officers
The executive officers of the Company who are Participants are Crissy B. Carlisle and Dylan C. Black. The business address for these Participants is c/o Enhabit, Inc., 6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206.
Miscellaneous Information Concerning Participants
Each of the Company’s directors and officers is entitled to indemnification under our Certificate of Incorporation, which provides in certain circumstances for indemnification and advancement of expenses to the fullest extent permitted by Delaware law.
Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant: (i) no Participant or associate of any Participant beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of our common stock or other securities of the Company or any parent or subsidiary of the Company; (ii) no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2024 Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to a director nominee, as a nominee for director; and (iii) no Participant has purchased or sold any securities of the Company within the past two years.
In addition, neither the Company nor any of the Participants is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Company nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or, (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s prior fiscal year or any currently proposed transactions, or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or exceeds $120,000.
There are no material proceedings to which any of the Participants, or any of their respective associates, or any non‑Participant executive officers is a party or has a material interest adverse to the Company. Neither the Company nor any of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant during the period from July 1, 2022 (the first day of trading of the Company’s securities after the Separation) through May 20, 2024. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description Code*

Barbara A. Jacobsmeyer	07/01/2022	18,881	A	J
	07/01/2022	24,029	A	J
	07/01/2022	102,524	A	J
	07/01/2022	131,927	A	A
	07/01/2022	47,824	A	A
	08/09/2022	30,000	A	P
	01/02/2023	2,154	D	F
	01/02/2023	4,392	D	F
	02/20/2023	735	D	F
	02/24/2023	789	D	F
	02/25/2023	1,180	D	F
	02/25/2023	3,882	D	F
	03/01/2023	35,001	A	A
	01/01/2024	9,928	D	F
	02/24/2024	789	D	F
	02/25/2024	5,063	D	F
	03/01/2024	114,302	A	A
	03/01/2024	4,591	D	F

Crissy B. Carlisle	07/01/2022	8,930	A	J
	07/01/2022	17,384	A	J
	07/01/2022	9,755	A	J
	07/01/2022	21,988	A	A
	01/02/2023	473	D	F
	01/02/2023	270	D	F
	02/20/2023	184	D	F
	02/24/2023	205	D	F
	02/25/2023	767	D	F
	03/01/2023	13,072	A	A
	03/01/2023	3,268	A	A
	02/24/2024	205	D	F
	02/25/2024	767	D	F
	03/01/2024	18,144	A	A
	03/01/2024	1,327	D	F

Dylan C. Black	03/01/2023	9,151	A	A
	03/01/2023	2,288	A	A
	03/01/2024	14,942	A	A
	03/01/2024	910	D	F

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description Code*

Jeffrey W. Bolton	07/01/2022	6,597	A	A
	08/04/2022	1,000	A	P
	08/04/2022	3,000	A	A
	11/08/2022	2,000	A	P
	11/09/2022	2,000	A	P
	11/18/2022	1,000	A	P
	05/17/2023	2,000	A	P
	05/26/2023	2,000	A	P
	06/28/2023	12,702	A	A
	05/10/2024	10,000	A	P
	05/17/2024	10,000	A	P

Tina L. Brown-Stevenson	07/15/2022	8,095	A	A
	08/31/2022	1,550	A	P
	06/28/2023	12,702	A	A

Charles M. Elson	07/01/2022	3,526	A	J
	07/01/2022	8,246	A	A
	07/01/2022	6,597	A	A
	08/11/2022	3,700	A	P
	06/28/2023	12,702	A	A

Erin P. Hoeflinger	07/01/2022	6,597	A	A
	08/18/2022	6,030	A	P
	08/19/2022	970	A	P
	05/18/2023	2,100	A	P
	06/28/2023	12,702	A	A
	05/14/2024	2,000	A	P

Susan A. La Monica	07/15/2022	8,095	A	A
	08/04/2022	15,000	A	P
	06/28/2023	12,702	A	A

Stuart M. McGuigan	03/30/2023	1,897	A	A
	06/28/2023	12,702	A	A

Gregory S. Rush	07/01/2022	6,597	A	A
	11/04/2022	1,700	A	P
	11/07/2022	8,300	A	P
	06/28/2023	12,702	A	A

Barry P. Schochet	03/30/2023	1,897	A	A
	06/28/2023	12,702	A	A
	01/11/2024	671	A	J
	01/11/2024	1,126	A	J
	01/11/2024	1,079	A	J
	01/11/2024	390	A	J
	01/11/2024	730	A	J
	01/11/2024	788	A	J
	01/11/2024	820	A	J
	01/11/2024	1,721	A	J

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description Code*

Leo I. Higdon, Jr.	07/01/2022	2,231	A	J
	07/01/2022	8,246	A	A
	07/01/2022	6,597	A	A
	08/03/2022	4,500	A	P
	08/04/2022	3,000	A	P
	11/08/2022	426	A	P
	06/28/2023	12,702	A	A

Yvonne M. Curl	07/01/2022	1,265	A	J
	07/01/2022	8,246	A	A
	07/01/2022	6,597	A	A
	08/08/2022	1,500	A	P
	06/28/2023	12,702	A	A

John E. Maupin, Jr.	07/01/2022	1,547	A	J
	07/01/2022	8,246	A	A
	07/01/2022	6,597	A	A
	08/08/2022	1,000	A	P
	06/28/2023	12,702	A	A

L. Edward Shaw, Jr.	07/01/2022	4,146	A	J
	07/01/2022	8,246	A	A
	07/01/2022	6,597	A	A
	08/09/2022	10,000	A	P
	05/22/2023	10,000	A	P
	06/28/2023	12,702	A	A

* Transaction Descriptions:
A. Grant, award, or other acquisition of securities from the Company (such as an option)
P. Purchase of securities on an exchange or from another person
S. Sale of securities on an exchange or to another person
D. Sale or transfer of securities back to the Company
F. Payment of exercise price or tax liability using portion of securities received from the Company
J. Other (accompanied by a footnote describing the transaction)

Appendix B

Reconciliations of Non-GAAP Financial Measures to GAAP Results
Adjusted EBITDA is a non-GAAP measure of our financial performance. Management believes Adjusted EBITDA assists investors in comparing our operating performance across operating periods on a consistent basis by excluding items we do not believe are indicative of our operating performance.
We calculate Adjusted EBITDA as Net (loss) income adjusted to exclude (1) income tax (benefit) expense, (2) interest expense and amortization of debt discounts and fees, (3) depreciation and amortization, (4) gains or losses on disposal or impairment of assets or goodwill, (5) stock‑based compensation, (6) net income attributable to noncontrolling interest, (7) unusual or nonrecurring items not typical of ongoing operations, and (8) gain on consolidation of joint venture formerly accounted for under the equity method of accounting.
Adjusted EBITDA is not a measure of financial performance under generally accepted accounting principles in the United States of America (“GAAP”), and the items excluded from Adjusted EBITDA are significant components in understanding and assessing financial performance. Therefore, Adjusted EBITDA should not be considered a substitute for Net (loss) income. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Revenues and expenses are measured in accordance with the policies and procedures described in Note 1, Summary of Significant Accounting Policies, to the consolidated financial statements accompanying the 2023 Form 10-K.
Reconciliation of Net (loss) Income to Adjusted EBITDA

For the Year Ended December 31,
2023
(In Millions)
Net loss	$(79.0)
Impairment of goodwill	85.8
Interest expense	43.0
Depreciation and amortization	30.9
Unusual or nonrecurring items that are not typical of ongoing operations(1)	21.2
Income tax (benefit) expense	(11.4)
Stock-based compensation	8.9
Net income attributable to noncontrolling interests	(1.5)
(Gain) loss on disposal or impairment of assets	(0.3)
Stock-based compensation included in overhead allocation	—
Adjusted EBITDA	$97.6
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Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA

For the Year Ended December 31,
2023
(In Millions)
Net cash provided by operating activities	$48.4
Interest expense excluding amortization of debt discounts and fees	40.9
Unusual or nonrecurring items not typical of ongoing operations(1)	21.2
Change in assets and liabilities, excluding derivative instruments	(11.9)
Net income attributable to noncontrolling interests in continuing operations	(1.5)
Other	0.3
Current portion of income tax (benefit) expense	0.2
Stock-based compensation included in overhead allocation	—
Adjusted EBITDA	$97.6
(1)    Unusual or nonrecurring items in 2023 include (i) certain third-party, nonrecurring litigation fees related to a lawsuit in which the Company is a plaintiff, styled Enhabit, Inc. et al. v. Nautic Partners IX, L.P., et al. and pending in the Chancery Court of Delaware, and in which the Company has asserted claims for breach of fiduciary duty, aiding and abetting, and usurpation of corporate opportunity arising from actions involving its former officers; (ii) third-party legal and advisory fees related to the strategic review process; (iii) transition costs related to the Separation; (iv) costs related to restructuring and acquisitions and (v) third-party legal and advisory fees related to shareholder activism.
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Appendix C

PROXY CARD

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

VOTE BY INTERNET – QUICK AND EASY

IMMEDIATE – 24 HOURS A DAY, 7 DAYS A WEEK OR BY MAIL

Enhabit, Inc.

As a stockholder of Enhabit, Inc. ("Enhabit" or the "Company"), you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Central Daylight Time, on July 24, 2024.

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions. Have your **YELLOW** proxy card in hand when you access the web site and follow the instructions to create an electronic voting instruction form.

OR

VOTE BY TELEPHONE – 1-888-693-8683

Use any touch-tone telephone to transmit your voting instructions. Have your **YELLOW** proxy card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign, and date your **YELLOW** proxy card and return it in the postage-paid envelope we have provided to: Enhabit, Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

If you vote by Internet or by telephone, you do NOT need to mail back your proxy card.

CONTROL NUMBER ➔

↓ If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. ↓

ENHABIT RECOMMENDS YOU VOTE "FOR" ONLY EACH OF THE NINE (9) ENHABIT NOMINEES SET FORTH BELOW.

1. To elect nine (9) directors to the Board of Directors to serve until our 2025 Annual Meeting. You may vote "FOR" up to nine (9) nominees in total. If you vote "FOR" at least one but no more than nine (9) nominees, your shares will only be voted "FOR" those nominees you have so marked. If you vote "FOR" more than nine (9) nominees, all of your votes on Proposal 1 will be invalid and none of your votes on Proposal 1 will be counted. **If you sign and return your YELLOW proxy card and do not specify how you want your shares to be voted, they will be voted "FOR" in respect of all of the Company nominees.**

ENHABIT NOMINEES

Enhabit recommends you vote "FOR" the following nine (9) Company nominees:

		FOR	WITHHOLD
(1A)	Jeffrey W. Bolton	❑	❑
(1B)	Tina L. Brown-Stevenson	❑	❑
(1C)	Charles M. Elson	❑	❑
(1D)	Erin P. Hoeflinger	❑	❑
(1E)	Barbara A. Jacobsmeyer	❑	❑
(1F)	Susan A. La Monica	❑	❑
(1G)	Stuart M. McGuigan	❑	❑
(1H)	Gregory S. Rush	❑	❑
(1I)	Barry P. Schochet	❑	❑

AREX NOMINEES OPPOSED BY ENHABIT

		FOR	WITHHOLD
(1J)	Megan Ambers	❑	❑
(1K)	James T. Corcoran	❑	❑
(1L)	Maxine Hochhauser	❑	❑
(1M)	Mark W. Ohlendorf	❑	❑
(1N)	Anna-Gene O'Neal	❑	❑
(1O)	Dr. Gregory S. Sheff	❑	❑
(1P)	Juan Vallarino	❑	❑

ENHABIT RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3.

   ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

   ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

Signature

Date

Title or Authority

Signature if Held Jointly

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorized officer or person.

C-1

If you have questions or require any assistance with voting your shares, please contact Enhabit, Inc.'s proxy solicitor listed below:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor
New York, New York 10018
Call Collect: (212) 929-5500

or

Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

↓ If submitting a proxy by mail, please sign and date the card and fold and detach card at perforation before mailing. ↓

ENHABIT, INC. **YELLOW PROXY CARD**

2024 ANNUAL MEETING OF STOCKHOLDERS

July 25, 2024 9:00 a.m. CT

THIS YELLOW PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENHABIT, INC.

The undersigned hereby appoints Barbara A. Jacobsmeyer and Dylan C. Black (the "Named Proxies"), and each or either of them, as the true and lawful attorneys, agents, and proxies of the undersigned, with full power of substitution and revocation, and authorizes them, and each or either of them, to vote all the shares of capital stock of Enhabit, Inc. which the undersigned is entitled to vote at said meeting and at any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or at any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS YELLOW PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS SET FORTH IN THIS YELLOW PROXY CARD. If you vote on Proposal 1 "FOR" at least one but not more than nine (9) nominees, your shares will only be voted "FOR" those nominees you have so marked. If you vote on Proposal 1 "FOR" more than nine (9) nominees, all of your votes on Proposal 1 will be invalid and none of your votes on Proposal 1 will be counted. If you do not vote on Proposal 1 for any nominee, your shares will be voted "FOR" the election of the nine (9) Enhabit recommended nominees. If you do not mark a vote on Proposal 2 or Proposal 3, your shares will be voted "FOR" Proposal 2 and "FOR" Proposal 3. This YELLOW proxy, when validly executed and returned, will be voted in the manner directed herein and revokes any proxy previously given by the undersigned with respect to the 2024 Annual Meeting. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the 2024 Annual Meeting or at any adjournment or postponement thereof.

Continued and to be signed on the reverse side

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